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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7978

ING Mayflower Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
(Address of principal executive offices)      (Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:       October 31

Date of reporting period:       November 1, 2012 to April 30, 2013

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

April 30, 2013

Classes A, B, C, I, O, R and W

Global and International Funds

■  ING Diversified Emerging Markets Debt Fund
■  ING Diversified International Fund
■  ING Global Bond Fund
■  ING Global Perspectives Fund
■  ING International Small Cap Fund
■  ING International Value Choice Fund
■  ING International Value Equity Fund
     (formerly, ING Global Value Choice Fund)
■  ING International Value Fund
■  ING Russia Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President’s Letter	2
Market Perspective	3
Portfolio Managers’ Reports	6
Shareholder Expense Examples	15
Statements of Assets and Liabilities	17
Statements of Operations	23
Statements of Changes in Net Assets	26
Financial Highlights	31
Notes to Financial Statements	38
Summary Portfolios of Investments	58
Shareholder Meeting Information	93
Advisory Contract Approval Discussion	94

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Financial Literacy

Dear Shareholder,

Investment professionals dedicate their careers to developing and applying financial expertise to benefit clients. Not everyone needs to understand investing at that level, but a measure of financial literacy is an important skill in the modern world. Unfortunately, financial literacy is not widespread.

I was reminded of this recently by a New York Times exposé of predatory lending practices targeted at pre- and post-retirees in financial distress. So-called “pension advance” companies lure customers with the promise of easy money, in exchange for a cut of the borrower’s retirement benefits. The lenders skirt regulatory scrutiny by disguising the loans as “advances”; the lending terms are usurious, with interest rates ranging between 36% to more than 100%. In some cases, borrowers are required to take out life insurance policies that name the lender as the sole beneficiary.

The global recession and the slouching economic recovery since have put many under financial strain. For those in desperate circumstances there may be few good choices, but a measure of financial literacy might help avoid the poorest ones. Among these are surely borrowing against your retirement benefits, payday loans, refund anticipation loans and the like. Borrowing from your retirement savings account is less damaging but should only be a last resort, as you are diverting assets that otherwise could potentially compound to your future benefit.

In a recent paper for the National Bureau of Economic Research, Annamaria Lusardi at the George Washington University School of Business and Olivia S. Mitchell at the University of Pennsylvania’s Wharton School, find a stark correlation between financial literacy and wealth accumulation: Those who do not plan are likely to reach retirement with half the wealth of those who do.

Many factors can affect this outcome, among them being less influenced by the choices of peers, choosing less costly investment products and services, and, as we consistently advocate, maintaining a well-diversified investment portfolio. A foundational insight of behavioral psychology is that people tend to overrate their abilities: The less they know about a subject the more their self-assessment diverges from reality. Hence, our oft-repeated advice: Before taking any action, discuss all proposed changes of your investment program thoroughly with your financial advisor.

As always, it is an honor to serve your investment needs at ING Funds. We appreciate your continued confidence in us, and look forward to serving your needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
May 1, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED APRIL 30, 2013

The new fiscal year commenced with global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, rallying after a two-month slump that had ended in early June. Central banks from the U.S. to the U.K. to the European Central Bank (“ECB”) were keeping interest rates so low that investors were ratcheting their risk exposures higher in search of return. Early in 2013 they would be joined by the Bank of Japan, as Japan’s parliamentary opposition, promising unlimited monetary easing, won a landslide in December elections. For the first half of our fiscal year, the index surged 16.70%. (The MSCI World IndexSM returned 14.67% for the six-months ended April 30, 2013, measured in U.S. dollars.)

Much of the strength in global equities rested on a recovery in the euro zone after ECB President Draghi’s July pronouncement, amid waves of pessimism about the euro zone’s ability to survive the depredations of its weakest members, that the ECB was “ready to do whatever it takes to preserve the euro”. This seemed to work and by early 2013 the financial media had stopped talking about the euro’s inevitable demise. But confidence was then shaken twice. First, at the end of February, the Italian general election ended in the worst possible result: a stalemate on low turnout that signaled the rejection of reform. Next, in March, euro zone finance ministers agreed the basis of a bailout for insolvent Cyprus banks. It included a levy on all bank deposits, even insured deposits. The ministers soon backed off in the face of public outcry, but the damage was done. Final measures spared insured deposits but imposed a higher levy on uninsured deposits and came with capital controls to prevent a run on banks. In short order, a euro held in one country was different from a euro held in another: hardly the mark of an effective single currency.

In the U.S., sentiment ebbed and flowed with economic data, which seemed to be improving but faded near the end. In particular the April employment report showed just 88,000 new jobs created in March, with the unemployment rate still stubbornly high at 7.6%. Indeed the Federal Reserve announced that it did not expect the 6.5% unemployment rate, which might presage tighter money, until 2015. Retail sales, purchasing managers’ indices and durable goods orders all disappointed in April, as did the preliminary estimate of first quarter gross domestic product (“GDP”), at 2.5% annualized.

There was little cheer on the political front. While the “fiscal cliff” had been avoided on the last day of 2012, in March large, indiscriminate federal spending cuts were initiated, the creeping chill from which was being blamed for the cooling economy as the fiscal half-year ended.

There was better news from the housing market. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 9.3% year-over-year gain, the most since 2006, with reports of demand outstripping supply in formerly hard-hit regions.

In U.S. fixed income markets the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds rose by a slight 0.09% in the six months through April, with the sub-indices relating to Treasuries and mortgages recording losses and investment grade corporates showing gains, in each case less than 1%. By contrast the Barclays High Yield Bond — 2% Issuer Constrained Composite Index returned 6.28%.

U.S. equities, represented by the S&P 500® Index including dividends, jumped 14.42% in the half-year, on the last day making a new all-time closing high, having eclipsed one month earlier the long-standing peak achieved on October 9, 2007. All sectors rose, led by consumer discretionary with a gain of 19.80% and health care 19.62%, while technology 6.7% and energy 8.34% lagged the most. Operating earnings per share for S&P 500® companies had set a record in the second quarter of 2012, before falling 9% by the fourth quarter. But with two thirds of companies having reported by the end of April, earnings for the first quarter of 2013 were in line for another all-time high.

In currency markets, the dollar slipped 1.58% against the resilient euro over the six months as events described above in Italy and Cyprus did not lead to contagion. The dollar rose 3.84% against the pound. Moody’s relieved the U.K. of its Aaa credit rating as the UK made little progress in reducing its budget deficit despite the regime of austerity. But the dollar climbed 22.16% over the yen due to the impending aggressive monetary easing in Japan.

In international markets, the MSCI Japan® Index exploded to the upside by 59.52% and one well-watched index of Japanese stocks scored a 13-week winning streak for the first time since 1973. Investors hoped new Prime Minister Abe’s and Bank of Japan Governor Kuroda’s efforts to conquer deflation and get consumers and businesses spending again, would bear fruit. It was an uphill climb as the core consumer price index was reported in April as having fallen for the fifth straight month. The MSCI Europe ex UK® Index rose 13.40%, boosted by much larger rises in non-euro Switzerland and some Nordic markets. The euro zone reported its fifth straight quarterly fall in GDP and a new record unemployment rate of 12.1%, the range gaping from 5.4% in Germany to 26.7% in Spain. The MSCI UK® Index added 13.19%, with strength in financials and staples more than offsetting weakness in mining and energy. Having grown by 0.9% in the third quarter of 2012, largely due to statistical anomalies, fourth quarter GDP fell by 0.3%. But the “triple dip” recession was avoided as this fall was reversed in the first quarter of 2013.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
JP Morgan Corporate Emerging Markets Bond Index Diversified
A liquid global benchmark for US-dollar corporate emerging market bonds. The CEMBI DIVERSIFIED limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, balanced weightings for countries included in the index.

JP Morgan Emerging Markets Bond Index Global Diversified
Tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

JP Morgan Government Bond Index — Emerging Markets Global Diversified
A comprehensive, global local Emerging Markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Weights of those countries in the index with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

MSCI All Country World IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index
An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI EAFE Small Cap Index
An equity index which captures small cap representation across Developed Markets countries* around the world, excluding the US and Canada. With 2,158 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Russia 10/40 Index
A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

BENCHMARK DESCRIPTIONS

Index	Description
Russia Trading System Index
A capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.

S&P Developed ex-US SmallCap Index
An unmanaged float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.

ING DIVERSIFIED EMERGING MARKETS DEBT FUND	PORTFOLIO MANAGERS’ REPORT

Target Allocations as of April 30, 2013 (percent of net assets)
Hard Currency	40%
Local Currency	40%
Corporates	20%

Portfolio holdings are subject to change daily. The fund can deviate from these targets based on an assessment of the current market conditions or other factors.

ING Diversified Emerging Markets Debt Fund (“Diversified Emerging Markets Debt” or the “Fund”) seeks total return including capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its net assets in debt instruments of, or derivatives having economic characteristics similar to, the debt instruments of issuers in emerging market countries (collectively, “EMD securities”). Though the Fund may make direct investments in EMD securities, it achieves its exposures primarily through investments in other ING funds (“underlying funds”). The Fund is managed by Brian Timberlake, Michael Mata and Matthew Toms, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the period from inception on November 2, 2012 through April 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.56% compared to the JP Morgan Emerging Markets Bond Index Global Diversified (“JPM EMBI”) and a composite index which is a blend of 40% JP Morgan Government Bond Index — Emerging Markets Global Diversified, 40% JPM EMBI, and 20% JP Morgan Corporate Emerging Markets Bond Index Diversified, which returned 2.49% and 4.48%, respectively for the same period.

Portfolio Specifics: Outperformance versus the benchmark was primarily due to overweights in emerging market corporates and emerging market local currency debt. Negative return drivers came from emerging market hard currency debt. The entire emerging market asset class struggled during the first quarter of 2013 but rebounded in April.

The Fund was positioned to a slight underweight in emerging market hard currency debt during the six-month period. Investor concerns around European sovereign risk reignited in March, and the instability made for a challenging few months in the hard currency market. Consequently, it was the worst performing asset class in the Fund. An overweight in high yield securities and an underweight to investment grade bonds were the primary drivers of any positive absolute contribution, as the Fund was approximately 10% overweight high yield versus the benchmark during the period. Among the positive performers were the Fund’s overweights to Europe, the Middle East and Africa (“EMEA”) and to specific high-yield countries such as Venezuela. The Fund also benefited from an underweight to Asia, as that region underperformed due to geopolitical tension and weakening economic data.

Emerging market local currency debt started the period with strong performance, but struggled in March as political uncertainty flared up in Europe because of the Italian political stalemate and Cyprus’ banking issues. Thematically, our bias was to be overweight emerging market currencies across Latin America, EMEA and Asia versus the U.S. dollar. Unfortunately, most currencies, especially those on the periphery of the euro zone, sold off and detracted from performance. In terms of duration, the Fund held overweight positions in select emerging market countries such as Mexico and South Africa. However, emerging market local rates underperformed as the market turned toward “risk-off” sentiment with the political uncertainty in Europe. April saw a big rally following the Bank of Japan’s aggressive monetary easing announcement early in the month. This offset the negative performance of the first three months of 2013 and was a big contributor to the Funds’ performance for the period.

Emerging market corporate bonds were a steady source of added value over the period, with strong outperformance and positive returns even during the challenging early months of 2013. Regionally, Fund performance was driven by strong security selection in Chile and Mexico and by overweights to select Latin American (“LATAM”) countries. Industry outperformance was seen in telecommunications, and security selection in energy and industrials led the way on an industry basis. As with the other emerging market asset classes, there was spread widening triggered by record new issuance early in the period and by European political noise towards the end of the period. Fund flows into the asset class continue to be strong, although weakened commodity prices could be a headwind due to their heavy correlation with emerging markets.

Current Outlook and Strategy: Even with the global economy losing a little steam over the first quarter of 2013, our theme of emerging markets that we believe will outperform their developed market counterparts remains in place. We believe this theme will be supported by continuing central bank liquidity and low global rates, which should continue to create demand for the higher yields offered in the asset class.

Emerging markets’ share of the global economy continues to increase and we believe fundamentals are attractive, with stable debt-to-GDP ratios. We expect that growth-supportive policies will continue to be implemented and inflows into the asset class from yield-seeking investors will remain strong. In emerging market local currency, we are overweight relative to the benchmark as strong inflows and economic growth lead us to believe they will outperform their hard currency counterparts. Select overweights include exposure to the Brazilian real and Polish zloty, with a bias to underweight the U.S. dollar. In hard currency, we expect the Fund to remain overweight to high yield quality issuers as fears of rising U.S. yields have waned and hard currency inflows have turned positive.

Our outlook for emerging market corporates is cautiously optimistic, as the asset class re-priced relative to U.S. corporates when the weakness in commodity prices filtered through to spreads. Fundamentally, credit metrics have been negatively impacted by the weakness in commodity prices. The Fund is currently underweight much of Asia and overweight high yield; we have reduced its exposure to certain commodity sensitive industries.

*	Effective March 22, 2013, Jennifer Gorgoll was removed as a portfolio manager of the Fund. Effective June 10, 2013, Marcelo Assalin was removed as a portfolio manager of the Fund and Matthew Toms and Brian Timberlake were added as portfolio managers of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING DIVERSIFIED INTERNATIONAL FUND

Target Allocations as of April 30, 2013 (as a percentage of net assets)
International Equity	85%
Emerging Markets	15%

Portfolio holdings are subject to change daily.

ING Diversified International Fund (“Diversified International” or the “Fund”) seeks long term growth of capital. The Fund invests in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by ING Investments, LLC. The Fund is managed by ING Investments, LLC, under the guidance of an Asset Allocation Committee.(1)

Performance: For the six-month period ended April 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 12.22% compared to the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-US”) which returned 12.78% for the same period.

Portfolio Specifics: The Fund is managed to a long-term strategic asset allocation, which differs in some respects from the benchmark. The Fund’s strategic allocation consists of MSCI EAFE® 40%, MSCI EAFE® Growth 20%, MSCI EAFE® Value 20%, MSCI Emerging Markets 15% and MSCI EAFE® Small Cap 5%. During the period there were no changes to the strategic allocation. Performance benefited from the Fund’s explicit allocation to outperforming international small cap equities pursuant to the strategic asset allocation compared to the benchmark. In addition the Fund tends to have a lower allocation to Canadian equities than the benchmark and this boosted relative returns because Canada’s resource based stocks as a whole lagged other international classes.

The Fund’s underperformance was mainly due to weak stock selection in three underlying funds: principally ING International Core Fund and to a lesser extent ING International Growth Fund and ING International Value Fund. One bright spot came from the emerging markets, despite posting the lowest international index return for the period. ING Emerging Markets Equity Fund performed well thanks to strong stock selection.

During the period we replaced one of the two underlying managers in the ING International Small Cap Fund: Schroder Investment Management North America Inc. was replaced by Wellington Management Company, LLP (“Wellington Management”).

Current Strategy and Outlook: The growth scare, which many feared after key economic indicators in the United States weakened for April, proved to be short lived. Economic data improved in the United States throughout the remainder of the month into May, as evidenced by indicators in the labor market, housing market and consumer spending. Although we are not out of the woods in terms of the full effects from the federal budget sequester and higher tax rates that were enacted earlier this year, so far consumers have weathered these headwinds well. We continue to see further indications that European policy makers are willing to reconsider fiscal austerity. Nevertheless, we believe that a large-scale move to fiscal stimulus will depend on the outcome of September’s election in Germany. Economic data from China continue to be uninspiring, reinforcing a consensus view that emerging markets, China in particular, will remain weak. Given our outlook we will maintain our strategic allocation and our neutral tactical allocation keeping a close eye on the markets.

(1)	The members of the Asset Allocation Committee are: Halvard Kvaale, Paul Zemsky and Heather Hackett.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GLOBAL BOND FUND	PORTFOLIO MANAGERS’ REPORT

	Geographic Diversification as of April 30, 2013 (as a percentage of net assets)
	United States	44.7%
	Brazil	8.2%
	Russia	5.9%
	Netherlands	4.8%
	Cayman Islands	4.8%
	Germany	3.6%
	United Kingdom	2.7%
	Malaysia	2.1%
	South Africa	1.9%
	Peru	1.8%
	Countries between 0.0%–1.4%ˆ	18.6%
	Assets in Excess of Other Liabilities*	0.9%
	Net Assets	100.0%

*	Includes short-term investments and purchased options.
ˆ	Includes 56 countries, which each represents 0.0%–1.4% of net assets.

Portfolio holdings are subject to change daily.

ING Global Bond Fund (“Global Bond” or the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Christine Hurtsellers, Michael Mata and Brian Timberlake, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the six-month period ended April 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.15% compared to the Barclays Global Aggregate Index (“BGA Index”), which returned (1.07)% for the same period.

Portfolio Specifics: During the period, accommodative monetary policies pushed investors to search for yield in excess of long-term inflation expectations. The beginning of 2013 saw encouraging improvement in U.S. growth, U.S. dollar strength and decreasing correlations among asset classes. Spread sectors reacted positively to headline news. Nonetheless, global growth disappointment soured the end of the reporting period. Modest fiscal tightening slowed the U.S. economy, and prices fell somewhat as investors priced in an expected interest rate cut from the European Central Bank. The big story for the period was the Bank of Japan launching an unprecedented quantitative easing policy, which prompted a swift devaluation of the yen. This aggressive tactic changed the pattern of Asian currency import/export advantages and the relationships between local and hard currency denominated debt.

The Fund outperformed its benchmark, the Barclays Global Aggregate Index, thanks to important contributions from currency management and security selection. Asset allocation detracted from relative results for the reporting period but was more than offset by the positive impacts from currency, selection and yield curve positioning. With a stronger “risk-on” sentiment during the quarter, Fund performance benefited greatly from our overweight positions in emerging market (“EM”) currencies, as well as our underweights to the yen and pound sterling. Among the currencies that contributed to results during the period were the Mexican peso and the Brazilian real — both of which benefited from a stronger U.S. dollar. Among the main detractors over the period were the Hungarian forint and South African rand.
Top Ten Holdings as of April 30, 2013 (as a percentage of net assets)
Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	6.6%
Netherlands Government Bond, 1.250%, 01/15/18	4.6%
Russian Federal Bond — OFZ, 7.050%, 01/19/28	3.2%
United States Treasury Bond, 2.750%, 11/15/42	2.5%
Fannie Mae, 3.500%, 12/25/40	2.5%
Bundesrepublik Deutschland, 4.000%, 01/04/18	2.0%
United States Treasury Note, 1.125%, 04/30/20	1.8%
United States Treasury Bond, 2.000%, 02/15/23	1.7%
Malaysia Government Bond, 3.461%, 07/31/13	1.6%
South Africa Government Bond, 8.750%, 02/28/48	1.6%

Portfolio holdings are subject to change daily.

For much of the period, Fund positioning remained centered around asset classes that we believed would respond favorably to any type of positive economic data, e.g., stronger housing prices or unemployment rates. Accordingly, we favored sectors such as U.S. and EM corporate bonds, EM hard currency bonds, high yield corporate bonds and residential and commercial mortgage-backed securities. In contrast, we remained neutral to investment grade corporate bonds. Emerging market bonds, particularly non-U.S.-dollar denominated bonds, contributed to relative results. The Fund’s investment grade holdings, in contrast, detracted from performance. Commercial mortgage-backed securities (“CMBS”) and high yield made important contributions to relative results during the period. Asset-backed securities (“ABS”), on the other hand, were a drag on performance. Other contributions and detractions were less significant, distributed widely across asset classes.

Impact of Derivatives: During the reporting period the Fund used derivatives to manage currency exposures and as proxies for securities that couldn’t be purchased efficiently. Derivatives hurt relative performance for the period, causing most of the detraction attributed to asset allocation.

Current Strategy and Outlook: Even with the global economy losing a little steam recently, we reaffirm our themes of modest U.S. growth, a mediocre to subpar Europe and emerging markets outperforming their developed counterparts. We expect these themes to be supported by continuing central bank liquidity and investors’ search for yield. We intend to favor spread sectors with underlying correlations to global growth, e.g., CMBS, ABS and EM corporates. The high yield market continues to see all-time low yields while default rates remain steady, which we think portends a supportive marketplace for excess returns in the near future. CMBS issuance is set to outpace the level of 2012 and demand for this sector has been growing, producing strong fundamentals and significant opportunity. Fund positioning for investment grade credit remains neutral to underweight for the foreseeable future, as corporate spreads near new post-crisis lows. Also, we expect to keep the allocation to residential mortgage-backed securities neutral.

Our significant bias towards emerging market currencies remains unchanged, as we see better relative value in EM than in developed markets. Notable underweights include the U.S. dollar, euro and Japanese yen. We expect to maintain the Fund’s strategic emerging market overweights, e.g., the Brazilian real and Polish zloty, as long as fundamentals remain positive and valuations remain attractive.

In duration and curve positioning, we expect to maintain key underweights to rates from most euro zone countries, e.g., Spain and Italy. Economic conditions seem to be deteriorating and debt dynamics look potentially unsustainable at current yield levels. A significant underweight exposure to Japanese rates will likely continue as the Bank of Japan pursues its extraordinary policy accommodation. Emerging market hard currency exposure is likely to be concentrated in overweights to Europe, the Middle East and Africa and Latin American high yield bonds. We expect to retain local currency exposure in growth-oriented countries such as Brazil, Mexico and South Africa.

*	Effective May 31, 2013, Robert Robis was removed as a portfolio manager of the Fund and Brian Timberlake was added as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL PERSPECTIVES FUND

Target Allocations as of April 30, 2013 (percent of net assets)
U.S. Large Cap Equities	10%
U.S. Mid Cap Equities	10%
U.S. Small Cap Equities	10%
Global Real Estate	10%
International Equities	10%
Emerging Market Equities	10%
U.S. Investment Grade Bonds	10%
U.S. Government Bonds	10%
Global Bonds	10%
U.S. High Yield Bonds	10%

Portfolio holdings are subject to change daily.

ING Global Perspectives Fund (“Global Perspectives” or the “Fund”) seeks total return. Under normal market conditions, the sub-adviser invests the assets of the Fund in a combination of underlying funds (“Underlying Funds”) that, in turn, invest directly in securities such as stocks and bonds. The Fund is managed by Doug Coté, CFA, and Karyn Cavanaugh, CFA, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.

Approximately 60% of the Fund’s net assets are allocated to underlying funds that predominantly invest in equity securities; approximately 40% of the Fund’s net assets are allocated to underlying funds that predominantly invest in debt instruments. These approximate weights are referred to as “target allocations.” Depending upon the rules-based investment strategy, the equity target allocation may drop to approximately 30% and the debt target allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the target allocations or defensive allocations will be made between quarterly allocation dates.

Performance: For the period from inception on March 28, 2013 through the period ended April 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.00% compared to the S&P Target Risk Growth Index and a composite index which is a blend of 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index, which returned 1.85% and 1.56%, respectively, for the same period.

Portfolio Specifics: Performance of our tactical asset allocation strategies was additive over the period. The Fund’s positioning was at our base allocation consistent with our fundamental model’s positive signal. A defensive allocation will be implemented if and when our fundamental model has a negative signal. At the base allocation each underlying fund is approximately equally weighted within the broad asset classes of equity and debt securities. Therefore, under the base allocation, all underlying funds will have approximately a 10% weighting.

The Fund’s base asset allocation outperformed its primary benchmark mainly because of a higher allocation to international equities, which were generally stronger than domestic equities and fixed income securities. This was supplemented by the base asset allocation’s fixed income sub-classes all of which produced positive returns, while the benchmark’s return from short Treasuries was barely above zero. Against this the Fund suffered from a higher relative allocation to lagging small and mid-cap domestic equities and to emerging markets.

The performance of the underlying funds compared to their individual benchmarks detracted by a small margin over all, as the relative underperformance of ING International Core and ING Mid Cap Opportunities Funds was not quite offset by the outperformance of ING Global Bond Fund and ING Emerging Markets Equity Fund.

Current Outlook and Strategy: Despite a slow growth economic environment, U.S. corporate profits continue to move forward. With more than 90% of companies in the S&P 500® Index reporting for the first quarter of 2013, corporate earnings have grown 3.5% compared to the same quarter last year. Headwinds to corporate profit growth have not abated; notably, the recession in the euro zone is impacting the ability of companies to substantially grow top-line sales. On the other hand, worldwide central bank stimulus and a credible U.S. housing market recovery continue to provide tailwinds.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL SMALL CAP FUND	PORTFOLIO MANAGERS’ REPORT

	Geographic Diversification as of April 30, 2013 (as a percentage of net assets)
	Japan	29.5%
	United Kingdom	14.5%
	Germany	8.5%
	France	5.7%
	Italy	4.5%
	Australia	4.3%
	Canada	4.2%
	Switzerland	3.0%
	South Korea	2.2%
	Hong Kong	2.2%
	Countries between 0.0%–1.9%ˆ	16.9%
	Assets in Excess of Other Liabilities*	4.5%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 36 countries, which each represents 0.0%–1.9% of net assets.

	Portfolio holdings are subject to change daily.

ING International Small Cap Fund (“International Small Cap” or the “Fund”) seeks maximum long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — Acadian Asset Management LLC (“Acadian”) and Schroder Investment Management North America Inc. (“Schroder”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the sub-adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer, Brian K. Wolahan, CFA, Senior Vice President and Senior Portfolio Manager, Constantine P. Pageorgiou, Ph.D., CFA, Senior Vice President and Senior Portfolio Manager, and Patrick J. McCafferty, CFA, Senior Vice President and Portfolio Manager, all Portfolio Managers of the Sleeve that is managed by Acadian, and Matthew Dobbs, Portfolio Manager of the Sleeve that is managed by Schroder.*

Performance: For the six-month period ended April 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 16.69% compared to the S&P Developed ex-US SmallCap Index and the MSCI EAFE® Small Cap Index, which returned 15.47% and 18.08%, respectively, for the same period.

Portfolio Specifics: Acadian Sleeve — The Sleeve outperformed the S&P Developed ex-US SmallCap Index for the six months ended April 30, 2013 by approximately 294 basis points. This was largely driven by stock selection, which was further enhanced by value added from country allocations. The strongest stock return was seen in Canada, Japan and Belgium, with France and Korea adding notable value. Stock selection was most successful in the industrials, materials and information technology sectors. For the six-month period, the top-contributing holdings were Belgium’s Delhaize Group, Japan’s Toa Road and Taiwan’s Winbond Electronics. Stock selection was less successful in the Netherlands and Italy, with the Netherlands’ SNS Reaal and Italy’s Danieli & C Officine Meccaniche adversely impacting return. On the country allocation side, the Sleeve saw its biggest gains from opportunistic exposures to Taiwan and Thailand, overweighting Japan and underweighting Australia. Opportunistic exposures to India and Malaysia proved costly.

Schroders Sleeve — The Sleeve underperformed the MSCI EAFE® Small Cap Index for the six months ended April 30, 2013 by approximately 333 basis points. International smallcap equities made positive progress over the review period, with the MSCI EAFE® Small Cap Index outperforming their larger peers as represented by the MSCI EAFE® Index. Vigorous indications of support for European peripheral markets from the European Central Bank calmed nerves over the eurobloc, which along with accommodative monetary conditions elsewhere and generally better than expected economic data (United States, China), supported sentiment.

Relative performance has lagged the benchmark over the review period. The biggest single problem has been Japan. Our underweight stance has not helped, but it has been stock selection that has been the major disappointment. Shortfalls have been spread across a range of sectors, including industrials, information technology, healthcare and materials. The other area of selection shortfalls was in Pacific ex Japan.

Top Ten Holdings as of April 30, 2013 (as a percentage of net assets)
Nikkiso Co., Ltd.	1.1%
Shionogi & Co., Ltd.	1.1%
Draegerwerk AG & Co. KGaA	0.9%
Safilo Group SpA	0.9%
Deutsche Lufthansa AG	0.9%
Kanematsu Corp.	0.8%
Thanachart Capital PCL	0.8%
Yuasa Trading Co., Ltd.	0.8%
MTU Aero Engines Holding AG	0.8%
Babcock International Group	0.8%

Portfolio holdings are subject to change daily.

Stock selection was positive in the United Kingdom, with the most notable contributions from information technology, energy and materials.
Current Strategy and Outlook: Acadian Sleeve — Growth expectations for the world’s major markets have been somewhat uneven in the year to date. Indicators in the U.S., particularly around housing and employment, underscore continued recovery despite fiscal retrenchment. In Europe, most markets are expected to see improvement in the second half, while Japan’s outlook remains more uncertain amid persistently sluggish economic activity. Emerging markets may see growth rates well above those of developed markets, though below those seen before the global financial crisis.

The Sleeve’s strategy is to remain consistently positioned with exposure to attractive valuation, supported by price momentum, financial quality and improving earnings. Current positioning, driven largely by bottom-up stock selection, is diversified and includes what we believe are opportunistic emerging markets exposure to Thailand, Taiwan, India, Malaysia and Turkey. The portfolio is overweight in Japan, Germany, and Italy. There is less active emphasis on the U.K., Switzerland, Australia, Sweden, Spain and Korea.

*	On March 7, 2013, the Fund’s Board of Trustees (“Board”) approved replacing Schroder Investment Management North America Inc. (“Schroder”) as a sub-adviser to the Fund with Wellington Management Company, LLP (“Wellington Management”) effective beginning April 30, 2013. Prior to April 14, 2013, Schroder was one of the Sub-Advisers to the Fund. From the close of business on April 14, 2013 through the close of business on April 29, 2013, the Fund used a transition manager for the portion of the Fund’s assets managed by Schroder.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL VALUE CHOICE FUND

	Geographic Diversification as of April 30, 2013 (as a percentage of net assets)
	Japan	21.2%
	United Kingdom	15.0%
	France	12.7%
	Switzerland	9.0%
	Netherlands	8.6%
	Germany	7.0%
	Italy	4.3%
	Hong Kong	4.3%
	Spain	3.0%
	United States	2.5%
	Countries between 0.3%–2.1%ˆ	12.1%
	Assets in Excess of Other Liabilities*	0.3%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 10 countries, which each represents 0.3%–2.1% of net assets.

	Portfolio holdings are subject to change daily.

ING International Value Choice Fund (“International Value Choice” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by Martin Jansen, Joseph Vultaggio and David Rabinowitz, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the six-month period ended April 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.31% compared to the MSCI EAFE® Index, which returned 16.90% for the same period.

Portfolio Specifics: For the reporting period, the Fund underperformed the MSCI EAFE® Index.

For the period from October 31, 2012 to November 13, 2012, the Fund experienced underperformance relative to the MSCI EAFE® Index primarily due to holdings in the consumer discretionary sector. Within the sector, this relative detraction was led by Japanese consumer firms. These companies struggled against a stronger yen, as the Bank of Japan’s efforts to counter the effects of safe-haven flows had not yet gained traction at that time. The Fund’s underperformance was somewhat attenuated by beneficial selections within the Industrials sector, led by French electricity and transportation company Alstom SA.

From the close of business on November 13, 2012 through the close of business on November 30, 2012, the Fund was managed by a transition manager in preparation for a sub-adviser change.

For the period from November 30, 2012 through April 30, 2013, underperformance was driven largely by unfavorable stock selection. In terms of sector positioning, an overweight position in the relatively weak energy sector detracted value. Stock selection within financials, materials and consumer staples hurt results. Conversely, stock selection was strong within health care, industrials and information technology. Within regions, adverse positioning in Japan and North America hurt performance.

Among the largest individual detractors from performance were BHP Billiton PLC, Barrick Gold Corp. and JGC Corp. BHP Billiton, a UK/Australian diversified mining company, underperformed due to expectations of softer commodity prices amid Chinese consumption concerns. The company did, however, report solid earnings results on increased iron ore production and sales. Billiton also reiterated guidance and announced that Andrew Mackenzie will be replacing Marius Kloppers as the new CEO. Barrick suffered from declining gold prices, and was negatively impacted by environmental challenges at its developing mine in Chile. Declining oil prices hurt JGC, a Japanese energy infrastructure provider.

Among the top individual contributors to performance were Sumitomo Mitsui Financial Group Inc. (“SMFG”), Omron Corp. and European Aeronautic Defence & Space Co. N.V. (“EADS”). SMFG, a large Japanese bank, was a major beneficiary of the reflationary policy initiatives announced in Japan after the December 2012 elections. Omron, a Japanese manufacturer of automation equipment, benefited from stabilizing growth in China and a weaker yen. EADS, (The Netherlands), the maker of Airbus, benefited from strong order flows after the introduction of new airplane models.

Top Ten Holdings as of April 30, 2013 (as a percentage of net assets)
Royal Dutch Shell PLC — Class A	3.1%
Roche Holding AG — Genusschein	3.1%
Novartis AG	2.7%
Vodafone Group PLC	2.5%
Sumitomo Mitsui Financial Group, Inc.	2.3%
Siemens AG	2.1%
Nestle S.A.	2.0%
Sanofi	2.0%
Barclays PLC	1.9%
Tokio Marine Holdings, Inc.	1.7%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: In our opinion, international developed stocks remain attractively priced. The sovereign debt and banking crises in Europe have abated significantly, while the prospects for Japanese equities have improved due to a declining Japanese yen and recently announced aggressive monetary and fiscal policies. Chinese economic growth has also reaccelerated after the 2011/12 slowdown. European growth remains weak, however, which could be problematic for European equities if the economy does not stabilize by late this year. We believe the Fund’s portfolio is well diversified across both geographic regions and sectors; we continue to favor well-capitalized stocks that in our view offer potential unrecognized value.

*	On September 6, 2012, the Fund’s Board of Trustees approved a change to the Fund’s sub-adviser and principal investment strategies. Additionally, the Board of Trustees approved a proposal to reorganize the Fund with and into ING International Value Equity Fund. Prior to November 13, 2012, the Fund was managed by Tradewinds Global Investors, LLC. From the close of business on November 13, 2012 through the close of business on November 30, 2012, the Fund was managed by a transition manager in preparation for a sub-adviser change. Effective November 30, 2012, the Fund is managed by ING Investment Management Co. LLC. Shareholders have approved the merger of the Fund with and into ING International Value Equity Fund. The merger is expected to take place on or about July 13, 2013.

Fund holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its Fund managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL VALUE EQUITY FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of April 30, 2013 (as a percentage of net assets)
	Japan	21.3%
	United Kingdom	14.8%
	France	12.8%
	Switzerland	8.9%
	Netherlands	8.5%
	Germany	6.9%
	Italy	4.4%
	Hong Kong	4.4%
	Spain	2.9%
	United States	2.5%
	Countries between 0.1%–2.1%ˆ	12.1%
	Assets in Excess of Other Liabilities*	0.5%
	Net Assets	100.0%
*	Includes short-term investments.
ˆ	Includes 11 countries, which each represents 0.1%–2.1% of net assets.

Portfolio holdings are subject to change daily.

ING International Value Equity Fund (“International Value Equity” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by Martin Jansen, Joseph Vultaggio and David Rabinowitz, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the six-month period ended April 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.91% compared to the MSCI EAFE® Index which returned 16.90% for the same period.

Portfolio Specifics: For the reporting period, the Fund underperformed the MSCI EAFE® Index.

For the period from October 31, 2012 to November 13, 2012, the Fund experienced underperformance relative to the MSCI All Country World IndexSM primarily due to holdings in the energy sector. Within the sector, this relative detraction was led by Canadian uranium mining firm Cameco Corp. An extended period of low uranium prices caused the company’s stock to decline. The Fund’s underperformance was somewhat attenuated by beneficial selections within the information technology sector, led by global information technology services provider Computer Sciences Corp. (CSC). That company’s positive restructuring progress beat many investor expectations.

From the close of business on November 13, 2012 through the close of business on November 30, 2012, the Fund was managed by a transition manager in preparation for a sub-adviser change.

For the period from November 30, 2012 through April 30, 2013, underperformance was driven largely by unfavorable stock selection. In terms of sector positioning, an overweight position in the relatively weak energy sector detracted value. Stock selection within financials, materials and consumer staples hurt results. Conversely, stock selection was strong within healthcare, industrials and information technology. Within regions, adverse positioning in Japan and Canada hurt performance.

Top Ten Holdings as of April 30, 2013 (as a percentage of net assets)
Roche Holding AG — Genusschein	3.1%
Royal Dutch Shell PLC — Class A	3.1%
Novartis AG	2.6%
Vodafone Group PLC	2.5%
Sumitomo Mitsui Financial Group, Inc.	2.2%
Siemens AG	2.1%
Sanofi	2.0%
Nestle S.A.	2.0%
Barclays PLC	1.9%
Tokio Marine Holdings, Inc.	1.7%

Portfolio holdings are subject to change daily.

Among the largest individual detractors from performance were BHP Billiton PLC, Barrick Gold Corp. and JGC Corp. BHP Billiton, a UK/Australian diversified mining company, underperformed due to expectations of softer commodity prices amid Chinese consumption concerns. The company did, however, report solid earnings results on increased iron ore production and sales. Billiton also reiterated guidance and announced that Andrew Mackenzie will be replacing Marius Kloppers as the new CEO. Barrick suffered from declining gold prices, and was negatively impacted by environmental challenges at its developing mine in Chile. Declining oil prices hurt JGC, a Japanese energy infrastructure provider.

Among the top individual contributors to performance were Sumitomo Mitsui Financial Group Inc. (“SMFG”), Omron Corp. and European Aeronautic Defence & Space Co. N.V. (“EADS”). SMFG, a large Japanese bank, was a major beneficiary of the reflationary policy initiatives announced in Japan after the December 2012 elections. Omron, a Japanese manufacturer of automation equipment, benefited from stabilizing growth in China and a weaker yen. EADS, (The Netherlands), the maker of Airbus, benefited from strong order flows after the introduction of new airplane models.

Current Strategy and Outlook: In our opinion, international developed stocks remain attractively priced. We believe that the sovereign debt and banking crises in Europe have abated significantly, while the prospects for Japanese equities have improved due to a declining Japanese yen and recently announced aggressive monetary and fiscal policies. Chinese economic growth has also reaccelerated after the 2011/12 slowdown. European growth remains weak, however, which could be problematic for European equities if the economy does not stabilize by late this year. We believe the Fund’s portfolio is well diversified across both geographic regions and sectors; we continue to favor well-capitalized stocks that in our view offer potential unrecognized value.

*	On September 6, 2012, the Fund’s Board of Trustees approved a change with respect to the Fund’s sub-adviser, name, principal investment strategies and benchmark. The Fund was renamed ING International Value Equity Fund. Prior to November 13, 2012, the Fund was managed by Tradewinds Global Investors, LLC. From the close of business on November 13, 2012 through the close of business on November 30, 2012, the Fund was managed by a transition manager in preparation for a sub-adviser change. Effective November 30, 2012, the Fund is managed by ING Investment Management Co. LLC.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL VALUE FUND

	Geographic Diversification as of April 30, 2013 (as a percentage of net assets)
	Japan	21.3%
	United Kingdom	14.7%
	France	12.0%
	Switzerland	8.9%
	Netherlands	8.4%
	Germany	6.9%
	Italy	4.3%
	Hong Kong	4.1%
	Spain	2.9%
	United States	2.4%
	Countries between 0.3%–2.1%ˆ	11.7%
	Assets in Excess of Other Liabilities*	2.4%
	Net Assets	100.0%

*	Includes short-term investments.
ˆ	Includes 10 countries, which each represents 0.3%–2.1% of net assets.

	Portfolio holdings are subject to change daily.

ING International Value Fund (“International Value” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by Martin Jansen, David Rabinowitz and Joseph Vultaggio, Portfolio Managers, of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance: For the six-month period ended April 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 13.95% compared to the MSCI EAFE® Index, which returned 16.90% for the same period.

Portfolio Specifics: Brandes Sleeve — The Sleeve underperformed the benchmark by approximately 111 basis points during the period Brandes managed the Sleeve. The Sleeve’s large overweight to and stock selection in the telecommunication services sector weighed most heavily on relative returns. Among the biggest performance detractors in the period were Telecom Italia, France Telecom and Mexico-based America Movil ASB. Within the utilities sector, France-based GDF Suez also contributed negatively to performance, as did a few holdings in the energy sector, specifically those in the oil gas & consumable fuels industry, including France’s Total SA and Brazil’s Petrobras.

Despite the negative relative performance, there were plenty of bright spots in the Sleeve. Holdings in the information technology (“IT”) and materials sectors made positive contributions to relative returns. Within materials, Ireland-based construction materials manufacturer CRH PLC benefited the Sleeve during the period. In the IT sector, the Sleeve was aided by gains in Switzerland’s TE Connectivity and Netherlands-based STMicroelectronics.

From a country perspective, the Sleeve’s overweight to Italy-based companies, including commercial bank Intesa Sanpaolo and the above-mentioned Telecom Italia, contributed most negatively to relative returns. Conversely, the Sleeve’s choice of specific companies within the Netherlands as well as its overweight more generally to the United Kingdom helped relative performance.

During the period, we sold select holdings as their prices appreciated toward our estimates of their intrinsic value, such as positions in Japan-based conglomerate Sony and Japan Tobacco, as well as the above-mentioned STMicrolectronics. Other eliminated positions included holdings in Netherlands-based chemicals company Akzo Nobel and Japanese food & staples retailing firm Seven & I Holdings.

ING IM Sleeve — For the reporting period, the Sleeve underperformed the benchmark by approximately 258 basis points. Underperformance was driven by stock selection, though sector allocation also detracted from results. The negative impact of an overweight position in the energy sector was partially offset by a beneficial overweight of IT. Stock selection within materials, financials and consumer staples detracted value. Conversely, stock selection within healthcare, information technology and consumer discretionary contributed to results.

Top Ten Holdings as of April 30, 2013 (as a percentage of net assets)
Roche Holding AG — Genusschein	3.1%
Royal Dutch Shell PLC — Class A	3.0%
Novartis AG	2.7%
Vodafone Group PLC	2.5%
Sumitomo Mitsui Financial Group, Inc.	2.3%
Siemens AG	2.1%
Nestle S.A.	1.9%
Sanofi	1.9%
Barclays PLC	1.9%
Tokio Marine Holdings, Inc.	1.7%

Portfolio holdings are subject to change daily.

Among the largest individual detractors from performance were BHP Billiton PLC, JGC Corp., and Barrick Gold Corp. BHP Billiton, a UK/Australian diversified mining company, underperformed due to expectations of softer commodity prices amid Chinese consumption concerns. BHP Billiton did, however, report solid earnings results on increased iron ore production and sales. The company also reiterated guidance and announced that Andrew Mackenzie will be replacing Marius Kloppers as the new CEO. Declining oil prices hurt JGC, a Japanese energy infrastructure provider. Barrick suffered from declining gold prices, and from environmental challenges at its developing mine in Chile.

Among the top individual contributors to performance were Sumitomo Mitsui Financial Group Inc. (SMFG), KBC Group N.V. and Omron Corp. SMFG, a large Japanese bank, was a major beneficiary of the reflationary policy initiatives announced in Japan after the December 2012 elections. KBC Group, a Belgian bank, performed strongly in a recovering European banking sector. Omron, a Japanese manufacturer of automation equipment, benefited from stabilizing growth in China and a weaker yen.

del Rey Sleeve — The Sleeve underperformed the benchmark by approximately 390 basis points during the period del Rey managed the Sleeve.

Broadly speaking, our precious metal holdings were the biggest detractors from the period’s performance. The fall in the gold price especially hurt names like Barrick Gold and Newmont Mining, and given their substantial operating leverage, led to an outsized impact on their future expected earnings. Similarly, pricing pressures continued to hit Telecoms like Belgacom and China Mobile, as governments, especially in Europe, continued to do all in their power to drive competition within the industry. Somewhat offsetting these detractions was our modest overweight position in Japan, where exporters like Mabuchi Motors, Bridgestone and Kao Corp particularly benefitted from the 16% weakening in the yen. Financials, especially those in Japan, also contributed this period, as quantitative easing led to improved investor confidence in these names.

Current Strategy and Outlook: ING IM Sleeve — We believe international developed stocks remain attractively priced. The sovereign debt and banking crises in Europe have abated significantly, while the prospects for Japanese equities have improved due to a declining Japanese yen and recently announced aggressive monetary and fiscal policies. Chinese economic growth has also reaccelerated after the 2011/12 slowdown. European growth remains weak, however, which could be problematic for European equities if the economy does not stabilize by late this year. We believe the Fund’s portfolio is well diversified across both geographic regions and sectors; we continue to favor well-capitalized stocks that in our view offer potential unrecognized value.

*	On January 10, 2013, the Fund’s Board of Trustees approved the removal of Brandes Investment Partners, L.P. (“Brandes”) and del Rey Global Investors, LLC, (“del Rey”) as sub-advisers to portions of the Fund (each a “Sleeve”) effective on the close of business on March 26, 2013. Brandes and del Rey each previously managed approximately 25% of the Fund’s assets, respectively, and approximately 50% of the Fund’s assets were managed by (“ING IM”). From the close of business on March 26, 2013 through the close of business on April 10, 2013, the Fund was managed by a transition manager. Effective on or about April 11, 2013, ING IM is the sole sub-adviser managing all of the Fund’s assets. In addition, the Fund’s Board approved a proposal to reorganize the Fund with and into ING International Value Equity Fund (the “Reorganization”), subject to shareholder approval. A shareholder meeting is scheduled to be held on or about June 25, 2013. If shareholder approval of the proposal is obtained, the Reorganization of the Fund with and into International Value Equity Fund is expected to take place on or about July 13, 2013.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING RUSSIA FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of April 30, 2013 (as a percentage of net assets)
	Energy	39.1%
	Financials	17.6%
	Materials	14.4%
	Telecommunication Services	13.2%
	Consumer Staples	9.2%
	Utilities	2.7%
	Information Technology	1.3%
	Health Care	1.0%
	Consumer Discretionary	0.5%
	Assets in Excess of Other Liabilities*	1.0%
	Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Russia Fund (“Russia” or the “Fund”) seeks long-term capital appreciation through investment primarily in equity securities of Russian companies. The Fund is managed by Angus Alexander Robertson and Nathan Griffiths, Portfolio Managers, of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2013, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.37% compared to the Russia Trading System (“RTS”) Index and the MSCI Russia 10/40 Index, which returned (0.83)% and (1.14)%, respectively, for the same period.

Portfolio Specifics: The Russian equity market was volatile over the reporting period due to external and domestic events. Sluggish performance of energy and metals commodities coupled with slowing economic growth and rising inflation weighed on Russian stocks. Despite the economy clearly slowing down over the period, gross domestic product (“GDP”), retail sales and investment remained in positive territory. The Russian market underperformed widely followed market gauges such as the MSCI Emerging Markets IndexSM and the MSCI World IndexSM.

Over the reporting period, the Fund maintained overweight positions in the domestic consumption-related sectors relative to the MSCI Russia 10/40 Index, while being underweight non-domestic sectors such as energy. We believe that the Russian equity market still offers significant upside potential in domestic consumer-related sectors. With soft energy and commodity prices, we once again see more interesting opportunities outside the energy and materials sectors. We had kept our underweight position in heavily-regulated sectors such as utilities, which were prone to government interventions during the rise in inflation. The Fund decreased its exposure to government-related spending and fixed asset investments such as the industrials sector, and increased its allocation to private sector consumption in the consumer staples, telecommunications and information technology sectors.

During the period sector allocation had a positive impact on relative performance, while stock selection proved slightly negative. The biggest contribution came from the Fund’s allocations to utilities, consumer staples and energy. The biggest detraction came from allocation to telecommunications and materials. Negative sector allocation in telecommunications was partially offset by positive stock selection. Stock selection added the most value in energy, financials and telecommunications, helping to mitigate the negative effect of sector allocation in the telecom sector.

Top Ten Holdings as of April 30, 2013 (as a percentage of net assets)
Lukoil OAO ADR	11.3%
Sberbank	8.4%
Mobile Telesystems OJSC ADR	8.1%
Magnit OAO	6.3%
Gazprom OAO	4.5%
NovaTek OAO GDR	4.5%
Transneft	4.5%
Surgutneftegas OJSC	3.6%
Tatneft ADR	3.6%
Rosneft Oil Co. GDR	3.5%

Portfolio holdings are subject to change daily.

The top three contributors to relative performance were Inter RAO UES OAO (utilities, underweight), Transneft JSC (energy, overweight) and Magnit OAO (consumer staples, overweight). The bottom three detractors were Megafon (telecommunications, underweight), Tatneft JSC (energy, overweight) and MMC Norilsk Nickel (materials, overweight).

Current Outlook and Strategy: Russia remains one of the few economies with a balanced budget, current account surplus, conservative monetary policy, increasingly flexible exchange rate and low debt-to-GDP ratio. We expect a more accommodative monetary policy to be introduced by the Central Bank of Russia once inflation is brought under control. The Russian government has initiated financial market reforms aimed at reducing the impact of external forces on the Russian equity market and making it more resilient to future external shocks. Nevertheless, we remain aware of the disproportionate impact of external dynamics and commodity prices and the volatility they can bring.

The Fund’s strategy continues to focus on seeking to identify long-term, fundamentally attractive opportunities at both stock and sector levels. We continue to prefer domestic consumption sectors over export-oriented resource sectors. Robust domestic demand remains the main driver of the Russian economy. While economic growth has been slowing over the reporting period, low unemployment rates and persistent growth in real income support growing domestic consumption. We are seeing what we believe is reasonable growth in activity across consumption-driven sectors such as retail, telecommunications, finance and construction. We hold to our conviction that bottom-up stock selection can outperform under these conditions and do not aim to make significant short-term portfolio changes.

Russian equities continue to trade at a substantial discount to other emerging markets equities; we believe the discounts are justified given the economic, market and stock-specific issues. The Fund seeks opportunities that fit with our view of the development of the Russian economy; thus, we are looking for exposure to domestic consumption, healthcare and a few export-oriented companies with sustainable cost advantages. The majority of the portfolio risk is still being taken at the stock level, where we continue to play strong companies against weak companies within their relevant sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 to April 30, 2013. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2013*	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2013*
ING Diversified Emerging Market Debt Fund**
Class A(1)	$1,000.00	$1,045.60	1.11%	$5.60	$1,000.00	$1,019.29	1.11%	$5.56
Class C(1)	1,000.00	1,041.40	1.86	9.36	1,000.00	1,015.57	1.86	9.30
Class I(1)	1,000.00	1,048.10	0.81	4.09	1,000.00	1,020.78	0.81	4.06
Class W(1)	1,000.00	1,046.00	0.86	4.34	1,000.00	1,020.53	0.86	4.31
ING Diversified International Fund**
Class A	1,000.00	1,122.20	0.50	2.63	1,000.00	1,022.32	0.50	2.51
Class B	1,000.00	12,740.00	1.25	42.58	1,000.00	1,018.60	1.25	6.26
Class C	1,000.00	12,690.00	1.25	42.43	1,000.00	1,018.60	1.25	6.26
Class I	1,000.00	13,310.00	0.25	8.87	1,000.00	1,023.55	0.25	1.25
Class O	1,000.00	13,220.00	0.50	17.63	1,000.00	1,022.32	0.50	2.51
Class R	1,000.00	13,030.00	0.75	26.09	1,000.00	1,021.08	0.75	3.76
Class W	1,000.00	13,290.00	0.25	8.86	1,000.00	1,023.55	0.25	1.25

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

**	The annualized expense ratios do not include expenses of underlying funds.

(1)	Commencement of operations was November 2, 2012. Expenses paid for the actual Fund’s return reflect the 180-day period ended April 30, 2013.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2013*	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2013*
ING Global Bond Fund
Class A	$1,000.00	$1,011.50	0.90%	$4.49	$1,000.00	$1,020.33	0.90%	$4.51
Class B	1,000.00	1,008.60	1.65	8.22	1,000.00	1,016.61	1.65	8.25
Class C	1,000.00	1,007.80	1.65	8.21	1,000.00	1,016.61	1.65	8.25
Class I	1,000.00	1,013.10	0.60	2.99	1,000.00	1,021.82	0.60	3.01
Class O	1,000.00	1,011.80	0.90	4.49	1,000.00	1,020.33	0.90	4.51
Class R	1,000.00	1,010.30	1.15	5.73	1,000.00	1,019.09	1.15	5.76
Class W	1,000.00	1,013.00	0.65	3.24	1,000.00	1,021.57	0.65	3.26
ING Global Perspective Fund**
Class A(2)	1,000.00	1,020.00	0.40	0.38	1,000.00	1,022.81	0.40	2.01
Class C(2)	1,000.00	1,019.00	1.15	1.08	1,000.00	1,019.09	1.15	5.76
Class I(2)	1,000.00	1,017.00	0.11	0.10	1,000.00	1,024.25	0.11	0.55
Class R(2)	1,000.00	1,017.00	0.65	0.61	1,000.00	1,021.57	0.65	3.26
Class W(2)	1,000.00	1,018.00	0.15	0.14	1,000.00	1,024.05	0.15	0.75
ING International Small Cap Fund
Class A	1,000.00	1,166.90	1.76	9.47	1,000.00	1,016.05	1.76	8.81
Class B	1,000.00	1,162.90	2.41	12.92	1,000.00	1,012.84	2.41	12.03
Class C	1,000.00	1,163.10	2.41	12.93	1,000.00	1,012.84	2.41	12.03
Class I	1,000.00	1,169.30	1.29	6.94	1,000.00	1,018.40	1.29	6.46
Class O	1,000.00	1,167.30	1.66	8.92	1,000.00	1,016.56	1.66	8.30
Class W	1,000.00	1,168.80	1.41	7.58	1,000.00	1,017.80	1.41	7.05
ING International Value Choice Fund
Class A	1,000.00	1,113.10	1.39	7.28	1,000.00	1,017.90	1.39	6.95
Class B	1,000.00	1,109.70	2.14	11.19	1,000.00	1,014.18	2.14	10.69
Class C	1,000.00	1,109.40	2.14	11.19	1,000.00	1,014.18	2.14	10.69
Class I	1,000.00	1,115.00	1.14	5.98	1,000.00	1,019.14	1.14	5.71
Class W	1,000.00	1,115.10	1.14	5.98	1,000.00	1,019.14	1.14	5.71
ING International Value Equity Fund
Class A	1,000.00	1,099.10	1.38	7.18	1,000.00	1,017.95	1.38	6.90
Class B	1,000.00	1,094.60	2.13	11.06	1,000.00	1,014.23	2.13	10.64
Class C	1,000.00	1,094.40	2.13	11.06	1,000.00	1,014.23	2.13	10.64
Class I	1,000.00	1,100.40	1.13	5.88	1,000.00	1,019.19	1.13	5.66
Class W	1,000.00	1,100.40	1.13	5.88	1,000.00	1,019.19	1.13	5.66
ING International Value Fund
Class A	1,000.00	1,139.50	1.52	8.06	1,000.00	1,017.26	1.52	7.60
Class B	1,000.00	1,135.90	2.22	11.76	1,000.00	1,013.79	2.22	11.08
Class C	1,000.00	1,136.20	2.22	11.76	1,000.00	1,013.79	2.22	11.08
Class I	1,000.00	1,143.20	1.10	5.85	1,000.00	1,019.34	1.10	5.51
Class W	1,000.00	1,141.20	1.22	6.48	1,000.00	1,018.74	1.22	6.11
ING Russia Fund
Class A	1,000.00	1,013.70	2.00	9.99	1,000.00	1,014.88	2.00	9.99
Class I	1,000.00	1,013.30	1.85	9.23	1,000.00	1,015.62	1.85	9.25
Class W	1,000.00	1,015.00	1.75	8.74	1,000.00	1,016.12	1.75	8.75

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

**	The annualized expense ratios do not include expenses of underlying funds.

(2)	Commencement of operations was March 28, 2013. Expenses paid for the actual Fund’s return reflect the 34-day period ended April 30, 2013.

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2013 (UNAUDITED)

	ING Diversified Emerging Markets Debt Fund	ING Diversified International Fund	ING Global Bond Fund	ING Global Perspectives Fund
ASSETS:
Investments in securities at fair value*	$—	$4,038,504	$824,208,357	$—
Investments in affiliated underlying funds at fair value**	914,418	87,241,010	—	204,481
Short-term investments at fair value***	47,000	—	16,984,031	—
Total Investments at fair value	961,418	91,279,514	841,192,388	204,481
Cash	847	196,051	1,093,497	—
Cash collateral for futures	—	—	3,579,247	—
Foreign currencies at value****	—	—	23,850,366	—
Foreign cash collateral for futures*****	—	—	180,147	—
Receivable for derivatives collateral (Note 2)	—	—	8,802,000	—
Receivables:
Investment in affiliated underlying funds sold	—	870,226	—	—
Investment securities sold	—	—	106,108,675	—
Investment securities sold on a delayed-delivery or when-issued basis	—	—	9,793,537	—
Fund shares sold	—	17,634	2,718,674	3,650
Dividends	3	—	465	1
Interest	—	—	8,341,730	—
Unrealized appreciation on forward foreign currency contracts	—	—	8,915,977	—
Unrealized appreciation on OTC swap agreements	—	—	31,460	—
Prepaid expenses	5,560	45,297	53,767	—
Prepaid offering	59,234	—	—	92,055
Reimbursement due from manager	34,885	10,191	12,999	10,927
Total assets	1,061,947	92,418,913	1,014,674,929	311,114

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	712,618	—	3,650
Payable for investment securities purchased	—	—	123,652,512	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	—	40,100,451	—
Payable for fund shares redeemed	—	233,564	4,201,323	—
Unrealized depreciation on forward foreign currency contracts	—	—	10,543,938	—
Unrealized depreciation on OTC swap agreements	—	—	5,541,797	—
Payable for derivatives collateral (Note 2)	—	—	370,000	—
Payable for investment management fees	598	—	271,861	11
Payable for administrative fees	86	7,345	67,965	12
Payable for distribution and shareholder service fees	4	37,501	130,529	36
Payable for trustee fees	5	467	4,048	1
Other accrued expenses and liabilities	10,989	172,493	146,173	102,975
Written options, at fair valueˆ	—	—	822,734	—
Total liabilities	11,682	1,163,988	185,853,331	106,685
NET ASSETS	$1,050,265	$91,254,925	$828,821,598	$204,429

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,011,062	$241,159,257	$823,018,735	$200,354
Undistributed (distributions in excess of) net investment income	7,979	(288,249)	(6,358,850)	55
Accumulated net realized gain (loss)	8,109	(162,745,696)	(1,793,227)	—
Net unrealized appreciation	23,115	13,129,613	13,954,940	4,020
NET ASSETS	$1,050,265	$91,254,925	$828,821,598	$204,429
________________
* Cost of investments in securities	$—	$3,602,870	$804,750,794	$—
** Cost of investments in affiliated underlying funds	$891,303	$74,547,031	$—	$200,461
*** Cost of short-term investments	$47,000	$—	$16,878,280	$—
**** Cost of foreign currencies	$—	$—	$23,778,070	$—
***** Cost of foreign cash collateral for futures	$—	$—	$180,147	$—
ˆ Premiums received on written options	$—	$—	$1,369,315	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

	ING Diversified Emerging Markets Debt Fund	ING Diversified International Fund	ING Global Bond Fund		ING Global Perspectives Fund
Class A
Net assets	$5,256	$41,433,282	$198,697,218		$95,620
Shares authorized	unlimited	unlimited	unlimited		unlimited
Par value	$—	$—	$—		$—
Shares outstanding	507	4,216,721	17,231,822		9,371
Net asset value and redemption price per share	$10.37	$9.83	$11.53		$10.20
Maximum offering price per share (5.75%)(1)	$11.00	$10.43	$11.83	(2)	$10.82

Class B
Net assets	n/a	$7,588,214	$1,077,679		n/a
Shares authorized	n/a	unlimited	unlimited		n/a
Par value	n/a	$—	$—		n/a
Shares outstanding	n/a	771,868	94,377		n/a
Net asset value and redemption price per share†	n/a	$9.83	$11.42		n/a

Class C
Net assets	$3,134	$27,239,192	$105,687,289		$34,357
Shares authorized	unlimited	unlimited	unlimited		unlimited
Par value	$—	$—	$—		$—
Shares outstanding	303	2,775,289	9,221,225		3,371
Net asset value and redemption price per share†	$10.34	$9.81	$11.46		$10.19

Class I
Net assets	$1,038,726	$9,126,059	$481,093,043		$20,462
Shares authorized	unlimited	unlimited	unlimited		unlimited
Par value	$—	$—	$—		$—
Shares outstanding	99,973	932,564	41,861,407		2,011
Net asset value and redemption price per share	$10.39	$9.79	$11.49		$10.17

Class O
Net assets	n/a	$5,279,219	$3,923,307		n/a
Shares authorized	n/a	unlimited	unlimited		n/a
Par value	n/a	$—	$—		n/a
Shares outstanding	n/a	542,557	346,669		n/a
Net asset value and redemption price per share	n/a	$9.73	$11.32		n/a

Class R
Net assets	n/a	$104,517	$242,332		$20,454
Shares authorized	n/a	unlimited	unlimited		unlimited
Par value	n/a	$—	$—		$—
Shares outstanding	n/a	10,770	21,048		2,011
Net asset value and redemption price per share	n/a	$9.70	$11.51		$10.17

Class W
Net assets	$3,149	$484,442	$38,100,730		$33,536
Shares authorized	unlimited	unlimited	unlimited		unlimited
Par value	$—	$—	$—		$—
Shares outstanding	304	49,638	3,368,182		3,295
Net asset value and redemption price per share	$10.37	$9.76	$11.31		$10.18

________________

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2013 (UNAUDITED)

	ING International Small Cap Fund	ING International Value Choice Fund	ING International Value Equity Fund	ING International Value Fund
ASSETS:
Investments in securities at fair value+*	$244,097,815	$14,524,250	$145,147,705	$333,231,066
Short-term investments at fair value**	3,659,692	95,000	1,386,266	1,498,000
Total Investments at fair value	247,757,507	14,619,250	146,533,971	334,729,066
Cash	12,153,594	836	601	65,502,199
Foreign currencies at value***	452,257	7,760	77,661	3,104,172
Receivables:
Investment securities sold	1,190,645	224,624	2,089,456	102,413,135
Fund shares sold	116,484	1,127	11,086	16,424
Dividends	976,450	42,482	420,149	2,135,677
Interest	2,247	—	—	—
Foreign tax reclaims	282,266	25,965	108,470	1,969,288
Unrealized appreciation on forward foreign currency contracts	652	—	—	—
Prepaid expenses	41,550	6,615	34,140	44,556
Reimbursement due from manager	7,946	2,107	22,067	41,341
Total assets	262,981,598	14,930,766	149,297,601	509,955,858
LIABILITIES:
Payable for investment securities purchased	1,774,862	153,582	1,464,530	71,259,394
Payable for fund shares redeemed	288,861	120,203	792,083	96,223,915
Payable upon receipt of securities loaned	3,655,571	—	588,266	—
Payable for investment management fees	200,840	10,644	106,488	345,821
Payable for administrative fees	20,599	1,182	11,832	35,230
Payable for distribution and shareholder service fees	42,979	4,211	52,128	119,513
Payable for trustee fees	1,243	99	792	2,233
Payable for borrowings against line of credit	1,010,000	—	—	—
Other accrued expenses and liabilities	204,369	73,726	279,831	580,100
Total liabilities	7,199,324	363,647	3,295,950	168,566,206
NET ASSETS	$255,782,274	$14,567,119	$146,001,651	$341,389,652

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$488,287,356	$32,347,843	$194,022,293	$1,285,042,161
Undistributed net investment income	470,049	101,260	840,564	2,572,222
Accumulated net realized loss	(251,682,431)	(20,054,652)	(65,551,121)	(992,663,313)
Net unrealized appreciation	18,707,300	2,172,668	16,689,915	46,438,582
NET ASSETS	$255,782,274	$14,567,119	$146,001,651	$341,389,652

________________
+ Including securities loaned at value	$3,445,324	$—	$575,291	$—
* Cost of investments in securities	$225,369,831	$12,350,672	$128,451,316	$286,666,054
** Cost of short-term investments	$3,659,692	$95,000	$1,386,266	$1,498,000
*** Cost of foreign currencies	$448,286	$7,760	$77,661	$3,103,996

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

	ING International Small Cap Fund	ING International Value Choice Fund	ING International Value Equity Fund	ING International Value Fund
Class A
Net assets	$86,273,566	$11,116,338	$68,347,968	$166,000,556
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	2,028,277	1,105,837	2,365,119	14,361,015
Net asset value and redemption price per share	$42.54	$10.05	$28.90	$11.56
Maximum offering price per share (5.75%)(1)	$45.14	$10.66	$30.66	$12.27

Class B
Net assets	$1,653,587	$330,432	$2,808,114	$572,777
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	36,677	33,045	90,242	48,775
Net asset value and redemption price per share†	$45.08	$10.00	$31.12	$11.74

Class C
Net assets	$21,148,926	$2,068,412	$44,349,202	$98,521,976
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	533,838	207,190	1,642,324	8,784,147
Net asset value and redemption price per share†	$39.62	$9.98	$27.00	$11.22

Class I
Net assets	$102,967,273	$984,668	$24,125,798	$76,153,499
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	2,421,443	97,655	827,419	6,620,884
Net asset value and redemption price per share	$42.52	$10.08	$29.16	$11.50

Class O
Net assets	$2,104,343	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$—	n/a	n/a	n/a
Shares outstanding	49,960	n/a	n/a	n/a
Net asset value and redemption price per share	$42.12	n/a	n/a	n/a

Class W
Net assets	$41,634,579	$67,269	$6,370,569	$140,844
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	821,256	6,550	218,742	12,234
Net asset value and redemption price per share	$50.70	$10.27	$29.12	$11.51

________________

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2013 (UNAUDITED)

ING Russia Fund
ASSETS:
Investments in securities at fair value+*	$205,606,026
Short-term investments at fair value**	7,684,288
Total Investments at fair value	213,290,314
Cash	1,954,119
Foreign currencies at value***	1,553
Receivables:
Investment securities sold	173,111
Fund shares sold	46,324
Dividends	958,100
Prepaid expenses	19,246
Total assets	216,442,767

LIABILITIES:
Payable for investment securities purchased	167,917
Payable for fund shares redeemed	360,216
Payable upon receipt of securities loaned	7,684,288
Payable for investment management fees	213,276
Payable for administrative fees	17,015
Payable for distribution and shareholder service fees	41,054
Payable for trustee fees	1,086
Other accrued expenses and liabilities	255,886
Total liabilities	8,740,738
NET ASSETS	$207,702,029

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$253,297,028
Distributions in excess of net investment income	(974,634)
Accumulated net realized loss	(94,679,515)
Net unrealized appreciation	50,059,150
NET ASSETS	$207,702,029

________________
+ Including securities loaned at value	$6,530,864
* Cost of investments in securities	$155,546,301
** Cost of short-term investments	$7,684,288
*** Cost of foreign currencies	$1,515

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING Russia Fund
Class A
Net assets	$199,883,482
Shares authorized	unlimited
Par value	$—
Shares outstanding	6,315,307
Net asset value and redemption price per share	$31.65
Maximum offering price per share (5.75%)(1)	$33.58

Class I
Net assets	$7,731,473
Shares authorized	unlimited
Par value	$—
Shares outstanding	242,112
Net asset value and redemption price per share	$31.93

Class W
Net assets	$87,074
Shares authorized	unlimited
Par value	$—
Shares outstanding	2,736
Net asset value and redemption price per share	$31.83

________________
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2013 (UNAUDITED)

	ING Diversified Emerging Markets Debt Fund	ING Diversified International Fund	ING Global Bond Fund	ING Global Perspectives Fund
	November 2, 2012(1) to April 30, 2013			March 28, 2013(1) to April 30, 2013
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$20,988	$1,467,632	$—	$108
Dividends	—	—	4,620	—
Interest, net of foreign taxes withheld*	—	—	17,053,283	—
Total investment income	20,988	1,467,632	17,057,903	108

EXPENSES:
Investment management fees	3,462	—	1,605,936	11
Distribution and shareholder service fees:
Class A	4	54,038	262,761	10
Class B	—	38,238	6,466	—
Class C	14	136,021	539,703	18
Class O	—	5,493	4,986	—
Class R	—	248	670	8
Transfer agent fees:
Class A	8	47,273	75,638	7
Class B	—	8,447	461	—
Class C	6	30,037	38,917	3
Class I	147	6,782	51,244	2
Class O	—	4,812	1,437	—
Class R	—	110	97	2
Class W	6	536	13,627	4
Administrative service fees	495	46,297	401,481	12
Shareholder reporting expense	177	33,348	45,920	551
Registration fees	1,109	40,504	70,433	—
Professional fees	354	7,138	35,396	1,334
Custody and accounting expense	394	4,966	207,800	551
Trustee fees	25	2,334	20,240	3
Offering expense	55,766	—	—	7,945
Miscellaneous expense	4	3,409	10,583	519
Interest expense	—	24	3,304	—
Total expenses	61,971	470,055	3,397,100	10,980
Net waived and reimbursed fees	(57,926)	(120,006)	(75,820)	(10,927)
Net expenses	4,045	350,049	3,321,280	53
Net investment income	16,943	1,117,583	13,736,623	55

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	—	184,390	13,330,623	—
Capital gain distributions from affiliated underlying funds	1,952	192,712	—	—
Capital gain distributions from unaffiliated underlying funds	—	—	59	—
Sale of affiliated underlying funds	7,869	594,769	—	—
Foreign currency related transactions	(1,712)	—	(9,402,658)	—
Futures	—	—	(1,586,774)	—
Swaps	—	—	(4,076,773)	—
Written options	—	—	1,045,228	—
Net realized gain (loss)	8,109	971,871	(690,295)	—
Net change in unrealized appreciation (depreciation) on:
Investments	—	—	(1,649,233)	—
Affiliated underlying funds	23,115	8,529,413	—	4,020
Foreign currency related transactions	—	—	(5,101,678)	—
Futures	—	—	1,139,374	—
Swaps	—	—	2,968,383	—
Written options	—	—	(245,982)	—
Net change in unrealized appreciation (depreciation)	23,115	8,529,413	(2,889,136)	4,020
Net realized and unrealized gain (loss)	31,224	9,501,284	(3,579,431)	4,020
Increase in net assets resulting from operations	$48,167	$10,618,867	$10,157,192	$4,075
________________
* Foreign taxes withheld	$—	$—	$18,591	$—
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2013 (UNAUDITED)

	ING International Small Cap Fund	ING International Value Choice Fund	ING International Value Equity Fund	ING International Value Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,500,767	$252,678	$2,063,925	$6,331,015
Interest, net of foreign taxes withheld*	6,351	—	—	—
Securities lending income, net	28,771	—	5,056	2,868
Total investment income	2,535,889	252,678	2,068,981	6,333,883

EXPENSES:
Investment management fees	1,232,827	97,922	706,392	2,214,987
Distribution and shareholder service fees:
Class A	146,235	19,704	91,571	261,418
Class B	8,660	1,609	14,374	2,890
Class C	103,301	11,608	237,694	491,976
Class O	2,242	—	—	—
Transfer agent fees:
Class A	56,480	9,961	70,516	113,509
Class B	1,168	211	2,767	376
Class C	13,961	1,516	45,759	64,023
Class I	9,139	2,637	20,341	8,131
Class O	1,217	—	—	—
Class W	26,195	42	6,886	92
Administrative service fees	123,281	9,792	78,487	221,496
Shareholder reporting expense	31,765	1,520	35,430	14,461
Registration fees	43,107	61,122	35,095	35,217
Professional fees	23,705	9,410	13,869	17,134
Custody and accounting expense	123,873	15,029	28,001	77,652
Trustee fees	6,215	493	3,955	11,167
Proxy and solicitation cost (note 7)	51,000	124,200	157,200	259,062
Miscellaneous expense	6,386	2,630	9,163	3,676
Interest expense	2,168	143	390	2,733
Total expenses	2,012,925	369,549	1,557,890	3,800,000
Net waived and reimbursed fees	(71,009)	(224,358)	(329,443)	(444,122)
Brokerage commission recapture	—	(250)	(4,066)	(2,923)
Net expenses	1,941,916	144,941	1,224,381	3,352,955
Net investment income	593,973	107,737	844,600	2,980,928

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheldˆ)	33,217,062	(1,487,022)	(27,683,453)	(27,214,484)
Capital gain distributions from underlying funds	—	—	10	34
Foreign currency related transactions	43,597	(12,209)	(110,824)	(230,751)
Net realized gain (loss)	33,260,659	(1,499,231)	(27,794,267)	(27,445,201)
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	4,671,338	3,296,747	41,146,363	81,191,946
Foreign currency related transactions	(4,464)	1,808	4,365	(213,199)
Net change in unrealized appreciation (depreciation)	4,666,874	3,298,555	41,150,728	80,978,747
Net realized and unrealized gain	37,927,533	1,799,324	13,356,461	53,533,546
Increase in net assets resulting from operations	$38,521,506	$1,907,061	$14,201,061	$56,514,474
________________
* Foreign taxes withheld	$171,814	$24,188	$204,676	$372,142
ˆ Foreign taxes on sale of Indian investments	$4,282	$—	$—	$—
# Foreign taxes accrued on Indian investments	$1,606	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2013 (UNAUDITED)

ING Russia Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,058,056
Securities lending income, net	29,521
Total investment income	2,087,577

EXPENSES:
Investment management fees	1,458,076
Distribution and shareholder service fees:
Class A	280,697
Transfer agent fees:
Class A	185,343
Class I	11,403
Class W	55
Administrative service fees	116,435
Shareholder reporting expense	29,707
Registration fees	24,320
Professional fees	30,203
Custody and accounting expense	171,125
Trustee fees	5,881
Miscellaneous expense	11,732
Interest expense	1,047
Total expenses	2,326,024
Net investment loss	(238,447)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	5,584,939
Foreign currency related transactions	(2,034)
Net realized gain	5,582,905
Net change in unrealized appreciation (depreciation) on:
Investments	(867,671)
Foreign currency related transactions	(4,343)
Net change in unrealized appreciation (depreciation)	(872,014)
Net realized and unrealized gain	4,710,891
Increase in net assets resulting from operations	$4,472,444
________________
* Foreign taxes withheld	$342,600

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Diversified Emerging Markets Debt Fund	ING Diversified International Fund
	November 2, 2012(1) to April 30, 2013	Six Months Ended April 30, 2013	Year Ended October 31, 2012
FROM OPERATIONS:
Net investment income	$16,943	$1,117,583	$1,275,607
Net realized gain (loss)	8,109	971,871	(262,281)
Net change in unrealized appreciation (depreciation)	23,115	8,529,413	3,400,195
Increase in net assets resulting from operations	48,167	10,618,867	4,413,521

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(26)	(933,473)	(702,513)
Class B	—	(108,940)	(25,317)
Class C	(22)	(365,430)	(95,652)
Class I	(8,889)	(236,711)	(173,157)
Class O	—	(91,620)	(47,020)
Class R	—	(2,051)	(1,361)
Class W	(27)	(11,530)	(14,983)
Total distributions	(8,964)	(1,749,755)	(1,060,003)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,002,098	3,367,814	6,351,082
Reinvestment of distributions	8,964	1,392,450	865,547
	1,011,062	4,760,264	7,216,629
Cost of shares redeemed	—	(19,106,565)	(40,900,474)
Net increase (decrease) in net assets resulting from capital share transactions	1,011,062	(14,346,301)	(33,683,845)
Net increase (decrease) in net assets	1,050,265	(5,477,189)	(30,330,327)

NET ASSETS:
Beginning of year or period	—	96,732,114	127,062,441
End of year or period	$1,050,265	$91,254,925	$96,732,114
Undistributed (distributions in excess of) net investment income at end of year or period	$7,979	$(288,249)	$343,923
________________
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Global Bond Fund		ING Global Perspectives Fund
	Six Months Ended April 30, 2013	Year Ended October 31, 2012	March 28, 2013(1) to April 30, 2013
FROM OPERATIONS:
Net investment income	$13,736,623	$24,765,610	$55
Net realized loss	(690,295)	(8,026,186)	—
Net change in unrealized appreciation (depreciation)	(2,889,136)	21,528,154	4,020
Increase in net assets resulting from operations	10,157,192	38,267,578	4,075

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(4,283,893)	(2,973,693)	—
Class B	(22,328)	(10,812)	—
Class C	(1,792,224)	(453,531)	—
Class I	(9,689,685)	(4,757,431)	—
Class O	(82,645)	(51,069)	—
Class R	(5,157)	(592)	—
Class W	(811,870)	(379,070)	—
Net realized gains:
Class A	—	(9,453,922)	—
Class B	—	(77,080)	—
Class C	—	(3,749,885)	—
Class I	—	(11,707,244)	—
Class O	—	(159,667)	—
Class R	—	(3,022)	—
Class W	—	(986,134)	—
Return of capital:
Class A	—	(2,892,533)	—
Class B	—	(26,356)	—
Class C	—	(1,459,959)	—
Class I	—	(5,236,765)	—
Class O	—	(60,046)	—
Class R	—	(2,655)	—
Class W	—	(400,311)	—
Total distributions	(16,687,802)	(44,841,777)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	224,469,269	509,177,465	200,354
Reinvestment of distributions	14,106,249	37,756,214	—
	238,575,518	546,933,679	200,354
Cost of shares redeemed	(207,203,941)	(371,164,423)	—
Net increase in net assets resulting from capital share transactions	31,371,577	175,769,256	200,354
Net increase in net assets	24,840,967	169,195,057	204,429

NET ASSETS:
Beginning of year or period	803,980,631	634,785,574	—
End of year or period	$828,821,598	$803,980,631	$204,429
Undistributed (distributions in excess of) net investment income at end of year or period	$(6,358,850)	$(3,407,671)	$55
________________
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING International Small Cap Fund		ING International Value Choice Fund
	Six Months Ended April 30, 2013	Year Ended October 31, 2012	Six Months Ended April 30, 2013	Year Ended October 31, 2012
FROM OPERATIONS:
Net investment income	$593,973	$3,487,467	$107,737	$431,484
Net realized gain (loss)	33,260,659	(884,643)	(1,499,231)	(2,448,801)
Net change in unrealized appreciation (depreciation)	4,666,874	10,619,358	3,298,555	108,873
Increase (decrease) in net assets resulting from operations	38,521,506	13,222,182	1,907,061	(1,908,444)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,359,524)	(1,557,769)	(328,085)	(562,622)
Class B	(16,313)	(10,775)	(3,252)	(7,167)
Class C	(258,802)	(230,441)	(21,227)	(80,404)
Class I	(2,092,006)	(3,055,854)	(19,361)	(122,252)
Class O	(29,554)	(25,934)	—	—
Class W	(637,682)	(458,648)	—	(1,980)
Total distributions	(4,393,881)	(5,339,421)	(371,925)	(774,425)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	27,512,562	29,267,070	1,180,192	13,499,438
Payment from distribution/payment by affiliate	—	821,983	—	—
Reinvestment of distributions	3,684,760	3,263,088	351,300	677,136
	31,197,322	33,352,141	1,531,492	14,176,574
Cost of shares redeemed	(51,715,903)	(106,730,639)	(11,523,830)	(18,392,169)
Net decrease in net assets resulting from capital share transactions	(20,518,581)	(73,378,498)	(9,992,338)	(4,215,595)
Net increase (decrease) in net assets	13,609,044	(65,495,737)	(8,457,202)	(6,898,464)

NET ASSETS:
Beginning of year or period	242,173,230	307,668,967	23,024,321	29,922,785
End of year or period	$255,782,274	$242,173,230	$14,567,119	$23,024,321
Undistributed net investment income at end of year or period	$470,049	$4,269,957	$101,260	$365,448

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING International Value Equity Fund		ING International Value Fund
	Six Months Ended April 30, 2013	Year Ended October 31, 2012	Six Months Ended April 30, 2013	Year Ended October 31, 2012
FROM OPERATIONS:
Net investment income	$844,600	$3,021,333	$2,980,928	$11,760,505
Net realized loss	(27,794,267)	(34,832,397)	(27,445,201)	(57,627,771)
Net change in unrealized appreciation (depreciation)	41,150,728	(7,498,513)	80,978,747	44,269,093
Increase (decrease) in net assets resulting from operations	14,201,061	(39,309,577)	56,514,474	(1,598,173)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(424,512)	(2,085,360)	(4,695,909)	(7,601,085)
Class B	—	—	(8,429)	(20,538)
Class C	—	(366,940)	(1,958,517)	(2,495,707)
Class I	(194,919)	(2,716,720)	(5,102,875)	(7,967,223)
Class W	(62,989)	(288,923)	(3,987)	(9,108)
Net realized gains:
Class A	—	(20,838,644)	—	—
Class B	—	(485,497)	—	—
Class C	—	(13,221,207)	—	—
Class I	—	(19,281,134)	—	—
Class W	—	(2,277,810)	—	—
Total distributions	(682,420)	(61,562,235)	(11,769,717)	(18,093,661)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,417,989	54,481,797	12,032,388	36,063,881
Payment from distribution/payment by affiliate	—	364,932	—	860,591
Reinvestment of distributions	538,761	36,770,617	10,040,289	14,532,214
	5,956,750	91,617,346	22,072,677	51,456,686
Cost of shares redeemed	(51,055,396)	(453,328,903)	(208,011,335)	(252,961,793)
Net decrease in net assets resulting from capital share transactions	(45,098,646)	(361,711,557)	(185,938,658)	(201,505,107)
Net decrease in net assets	(31,580,005)	(462,583,369)	(141,193,901)	(221,196,941)

NET ASSETS:
Beginning of year or period	177,581,656	640,165,025	482,583,553	703,780,494
End of year or period	$146,001,651	$177,581,656	$341,389,652	$482,583,553
Undistributed net investment income at end of year or period	$840,564	$678,384	$2,572,222	$11,361,011

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Russia Fund
	Six Months Ended April 30, 2013	Year Ended October 31, 2012
FROM OPERATIONS:
Net investment income (loss)	$(238,447)	$1,234,539
Net realized gain (loss)	5,582,905	(2,514,104)
Net change in unrealized (depreciation)	(872,014)	(19,656,224)
Increase (decrease) in net assets resulting from operations	4,472,444	(20,935,789)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,638,073)	—
Class I	(71,291)	—
Class W	(715)	—
Total distributions	(1,710,079)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,985,356	24,129,463
Reinvestment of distributions	1,486,487	—
	7,471,843	24,129,463
Redemption fee proceeds	21,766	133,331
Cost of shares redeemed	(46,915,420)	(87,210,483)
Net decrease in net assets resulting from capital share transactions	(39,421,811)	(62,947,689)
Net decrease in net assets	(36,659,446)	(83,883,478)

NET ASSETS:
Beginning of year or period	244,361,475	328,244,953
End of year or period	$207,702,029	$244,361,475
Undistributed (distributions in excess of) net investment income at end of year or period	$(974,634)	$973,892

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)	Expenses net of all reductions/ additions (2)(3)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Diversified Emerging Markets Debt Fund(4)
Class A
11-02-12(5)–04-30-13	10.00	0.12		0.33	0.45	0.08	—	—	0.08	—	10.37	4.56	13.15	1.11	1.11	2.73	5	53
Class C
11-02-12(5)–04-30-13	10.00	0.12		0.29	0.41	0.07	—	—	0.07	—	10.34	4.14	13.90	1.86	1.86	2.38	3	53
Class I
11-02-12(5)–04-30-13	10.00	0.17		0.31	0.48	0.09	—	—	0.09	—	10.39	4.81	12.52	0.81	0.81	3.43	1,039	53
Class W
11-02-12(5)–04-30-13	10.00	0.17		0.29	0.46	0.09	—	—	0.09	—	10.37	4.60	12.90	0.86	0.86	3.39	3	53
ING Diversified International Fund(4)
Class A
04-30-13	8.95	0.13		0.95	1.08	0.20	—	—	0.20	—	9.83	12.22	0.77	0.50	0.50	2.78	41,433	4
10-31-12	8.62	0.12		0.32	0.44	0.11	—	—	0.11	—	8.95	5.19	0.73	0.50	0.50	1.47	46,504	20
10-31-11	9.33	0.08		(0.70)	(0.62)	0.08	—	0.01	0.09	—	8.62	(6.73)	0.68	0.50	0.50	0.97	61,325	112
10-31-10	8.27	0.06		1.07	1.13	0.06	—	0.01	0.07	—	9.33	13.71	0.63	0.39	0.39	0.76	102,460	49
10-31-09	7.30	0.24	•	1.59	1.83	0.86	—	—	0.86	—	8.27	28.22	0.76	0.38	0.38	3.45	129,966	32
10-31-08	14.98	0.17	•	(7.50)	(7.33)	0.26	0.09	—	0.35	—	7.30	(50.04)	0.57	0.31	0.31	1.41	167,282	55
Class B
04-30-13	8.92	0.09		0.95	1.04	0.13	—	—	0.13	—	9.83	11.74	1.52	1.25	1.25	1.87	7,588	4
10-31-12	8.57	0.06		0.31	0.37	0.02	—	—	0.02	—	8.92	4.37	1.48	1.25	1.25	0.70	7,795	20
10-31-11	9.27	0.02		(0.71)	(0.69)	0.00 *	—	0.01	0.01	—	8.57	(7.42)	1.43	1.25	1.25	0.18	10,193	112
10-31-10	8.23	(0.00	)*	1.05	1.05	—	—	0.01	0.01	—	9.27	12.78	1.38	1.14	1.14	(0.03)	16,616	49
10-31-09	7.22	0.17	•	1.61	1.78	0.77	—	—	0.77	—	8.23	27.46	1.51	1.13	1.13	2.43	19,919	32
10-31-08	14.84	0.07		(7.43)	(7.36)	0.17	0.09	—	0.26	—	7.22	(50.43)	1.32	1.06	1.06	0.67	20,167	55
Class C
04-30-13	8.90	0.09		0.94	1.03	0.12	—	—	0.12	—	9.81	11.69	1.52	1.25	1.25	1.84	27,239	4
10-31-12	8.55	0.06		0.31	0.37	0.02	—	—	0.02	—	8.90	4.39	1.48	1.25	1.25	0.70	27,903	20
10-31-11	9.26	0.01		(0.70)	(0.69)	0.01	—	0.01	0.02	—	8.55	(7.51)	1.43	1.25	1.25	0.15	38,542	112
10-31-10	8.21	(0.00	)*	1.06	1.06	—	—	0.01	0.01	—	9.26	12.88	1.38	1.14	1.14	(0.01)	59,015	49
10-31-09	7.21	0.17	•	1.60	1.77	0.77	—	—	0.77	—	8.21	27.32	1.51	1.13	1.13	2.54	71,831	32
10-31-08	14.83	0.07		(7.42)	(7.35)	0.18	0.09	—	0.27	—	7.21	(50.43)	1.32	1.06	1.06	0.67	78,834	55
Class I
04-30-13	8.93	0.13		0.95	1.08	0.22	—	—	0.22	—	9.79	12.31	0.44	0.25	0.25	2.94	9,126	4
10-31-12	8.61	0.13		0.32	0.45	0.13	—	—	0.13	—	8.93	5.43	0.48	0.25	0.25	1.63	9,953	20
10-31-11	9.32	0.08	•	(0.67)	(0.59)	0.11	—	0.01	0.12	—	8.61	(6.46)	0.28	0.25	0.25	0.81	11,957	112
10-31-10	8.26	0.03	•	1.12	1.15	0.08	—	0.01	0.09	—	9.32	13.98	0.35	0.14	0.14	0.36	9,188	49
10-31-09	7.30	0.31	•	1.55	1.86	0.90	—	—	0.90	—	8.26	28.78	0.48	0.10	0.10	4.55	3,209	32
10-31-08	14.99	0.21		(7.53)	(7.32)	0.28	0.09	—	0.37	—	7.30	(49.97)	0.32	0.06	0.06	1.69	16	55
Class O
04-30-13	8.87	0.10	•	0.97	1.07	0.21	—	—	0.21	—	9.73	12.22	0.77	0.50	0.50	2.15	5,279	4
10-31-12	8.56	0.11		0.31	0.42	0.11	—	—	0.11	—	8.87	5.09	0.73	0.50	0.50	1.25	3,833	20
10-31-11	9.28	0.07		(0.69)	(0.62)	0.09	—	0.01	0.10	—	8.56	(6.75)	0.68	0.50	0.50	0.62	3,516	112
10-31-10	8.24	0.05	•	1.08	1.13	0.08	—	0.01	0.09	—	9.28	13.81	0.63	0.34	0.34	0.55	2,947	49
10-31-09	7.29	0.10	•	1.74	1.84	0.89	—	—	0.89	—	8.24	28.45	0.76	0.38	0.38	1.30	1,911	32
06-04-08(5)–10-31-08	12.99	0.02	•	(5.72)	(5.70)	—	—	—	—	—	7.29	(43.88)	0.57	0.31	0.31	0.48	140	55
Class R
04-30-13	8.84	0.10		0.95	1.05	0.19	—	—	0.19	—	9.70	12.03	1.02	0.75	0.75	2.24	105	4
10-31-12	8.52	0.14	•	0.27	0.41	0.09	—	—	0.09	—	8.84	4.87	0.98	0.75	0.75	1.67	96	20
10-31-11	9.22	0.05		(0.68)	(0.63)	0.06	—	0.01	0.07	—	8.52	(6.89)	0.93	0.75	0.75	0.58	137	112
10-31-10	8.18	0.04	•	1.05	1.09	0.04	—	0.01	0.05	—	9.22	13.40	0.88	0.64	0.64	0.47	173	49
10-31-09	7.22	0.20		1.60	1.80	0.84	—	—	0.84	—	8.18	28.13	1.01	0.63	0.63	2.94	198	32
10-31-08	14.82	0.15		(7.44)	(7.29)	0.22	0.09	—	0.31	—	7.22	(50.18)	0.82	0.56	0.56	1.26	183	55

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Diversified International Fund(4) (continued)
Class W
04-30-13	8.90	0.13	•	0.95	1.08	0.22	—	—	0.22	—	9.76	12.29	0.52	0.25		0.25		2.74		484	4
10-31-12	8.58	0.15		0.30	0.45	0.13	—	—	0.13	—	8.90	5.48	0.48	0.25		0.25		1.86		647	20
10-31-11	9.30	0.12	•	(0.72)	(0.60)	0.11	—	0.01	0.12	—	8.58	(6.55)	0.43	0.25		0.25		1.29		1,392	112
10-31-10	8.25	0.09	•	1.06	1.15	0.09	—	0.01	0.10	—	9.30	14.07	0.38	0.09		0.09		1.03		2,440	49
10-31-09	7.29	0.21	•	1.65	1.86	0.90	—	—	0.90	—	8.25	28.84	0.48	0.10		0.10		2.96		2,545	32
02-12-08(5)–10-31-08	12.17	0.06	•	(4.94)	(4.88)	—	—	—	—	—	7.29	(40.10)	0.32	0.06		0.06		0.80		1,506	55
ING Global Bond Fund
Class A
04-30-13	11.63	0.18		(0.05)	0.13	0.23	—	—	0.23	—	11.53	1.15	0.92	0.90		0.90		3.36		198,697	295
10-31-12	11.76	0.40	•	0.22	0.62	0.14	0.45	0.16	0.75	—	11.63	5.69	0.93	0.90		0.90		3.46		219,276	609
10-31-11	12.32	0.46	•	(0.32)	0.14	0.59	0.11	—	0.70	—	11.76	1.32	0.96	0.90	†	0.90	†	3.88	†	266,155	440
10-31-10	12.25	0.53	•	0.30	0.83	0.71	0.05	—	0.76	—	12.32	7.14	1.00	0.90	†	0.90	†	4.43	†	192,384	440
10-31-09	10.19	0.32		2.13	2.45	0.15	0.24	—	0.39	—	12.25	24.43	1.06	0.91	†	0.91	†	3.30	†	103,255	396
10-31-08	10.59	0.27	•	0.07	0.34	0.62	0.12	—	0.74	—	10.19	3.04	1.05	0.93	†	0.93	†	2.53	†	79,451	830
Class B
04-30-13	11.51	0.15	•	(0.05)	0.10	0.19	—	—	0.19	—	11.42	0.86	1.67	1.65		1.65		2.61		1,078	295
10-31-12	11.66	0.32	•	0.20	0.52	0.06	0.45	0.16	0.67	—	11.51	4.78	1.68	1.65		1.65		2.77		1,587	609
10-31-11	12.21	0.42		(0.36)	0.06	0.50	0.11	—	0.61	—	11.66	0.65	1.71	1.65	†	1.65	†	3.33	†	2,086	440
10-31-10	12.16	0.46		0.27	0.73	0.63	0.05	—	0.68	—	12.21	6.22	1.75	1.65	†	1.65	†	3.79	†	4,125	440
10-31-09	10.16	0.29		2.07	2.36	0.12	0.24	—	0.36	—	12.16	23.56	1.81	1.66	†	1.66	†	2.59	†	5,135	396
10-31-08	10.55	0.18	•	0.08	0.26	0.53	0.12	—	0.65	—	10.16	2.26	1.80	1.68	†	1.68	†	1.71	†	4,085	830
Class C
04-30-13	11.56	0.14		(0.05)	0.09	0.19	—	—	0.19	—	11.46	0.78	1.67	1.65		1.65		2.59		105,687	295
10-31-12	11.70	0.32	•	0.21	0.53	0.06	0.45	0.16	0.67	—	11.56	4.86	1.68	1.65		1.65		2.77		109,381	609
10-31-11	12.25	0.38		(0.31)	0.07	0.51	0.11	—	0.62	—	11.70	0.65	1.71	1.65	†	1.65	†	3.25	†	89,510	440
10-31-10	12.20	0.43	•	0.30	0.73	0.63	0.05	—	0.68	—	12.25	6.23	1.75	1.65	†	1.65	†	3.65	†	90,458	440
10-31-09	10.20	0.28	•	2.08	2.36	0.12	0.24	—	0.36	—	12.20	23.48	1.81	1.66	†	1.66	†	2.54	†	45,773	396
10-31-08	10.59	0.18	•	0.09	0.27	0.54	0.12	—	0.66	—	10.20	2.31	1.80	1.68	†	1.68	†	1.71	†	29,009	830
Class I
04-30-13	11.59	0.21		(0.06)	0.15	0.25	—	—	0.25	—	11.49	1.31	0.62	0.60		0.60		3.65		481,093	295
10-31-12	11.73	0.44	•	0.21	0.65	0.18	0.45	0.16	0.79	—	11.59	5.94	0.63	0.60		0.60		3.82		437,620	609
10-31-11	12.28	0.51	•	(0.32)	0.19	0.63	0.11	—	0.74	—	11.73	1.75	0.62	0.56	†	0.56	†	4.34	†	251,112	440
10-31-10	12.22	0.56	•	0.31	0.87	0.76	0.05	—	0.81	—	12.28	7.44	0.65	0.55	†	0.55	†	4.73	†	222,123	440
10-31-09	10.21	0.45	•	2.04	2.49	0.24	0.24	—	0.48	—	12.22	24.94	0.71	0.56	†	0.56	†	3.89	†	136,178	396
10-31-08	10.58	0.28	•	0.14	0.42	0.67	0.12	—	0.79	—	10.21	3.78	0.74	0.62	†	0.62	†	2.69	†	503	830
Class O
04-30-13	11.42	0.18		(0.05)	0.13	0.23	—	—	0.23	—	11.32	1.18	0.92	0.90		0.90		3.30		3,923	295
10-31-12	11.57	0.40		0.21	0.61	0.15	0.45	0.16	0.76	—	11.42	5.62	0.93	0.90		0.90		3.52		4,117	609
10-31-11	12.12	0.46	•	(0.31)	0.15	0.59	0.11	—	0.70	—	11.57	1.43	0.96	0.90	†	0.90	†	3.98	†	3,985	440
10-31-10	12.06	0.53	•	0.29	0.82	0.71	0.05	—	0.76	—	12.12	7.17	1.00	0.90	†	0.90	†	4.53	†	3,578	440
10-31-09	10.15	0.37	•	2.04	2.41	0.26	0.24	—	0.50	—	12.06	24.26	1.06	0.91	†	0.91	†	3.30	†	3,126	396
06-04-08(5)–10-31-08	10.65	0.10	•	(0.49)	(0.39)	0.11	—	—	0.11	—	10.15	(3.70)	1.05	0.93	†	0.93	†	2.47	†	222	830
Class R
04-30-13	11.61	0.21		(0.09)	0.12	0.22	—	—	0.22	—	11.51	1.03	1.17	1.15		1.15		3.81		242	295
10-31-12	11.75	0.39	•	0.19	0.58	0.11	0.45	0.16	0.72	—	11.61	5.30	1.18	1.15		1.15		3.42		276	609
08-05-11(5)–10-31-11	12.06	0.12	•	(0.31)	(0.19)	0.11	0.01	—	0.12	—	11.75	(1.59)	1.21	1.15	†	1.15	†	4.22	†	3	440

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Bond Fund (continued)
Class W
04-30-13	11.41	0.21		(0.06)	0.15	0.25		—	—	0.25		—	11.31	1.30		0.67	0.65		0.65		3.56		38,101	295
10-31-12	11.56	0.43	•	0.20	0.63	0.17		0.45	0.16	0.78		—	11.41	5.89		0.68	0.65		0.65		3.79		31,723	609
10-31-11	12.12	0.48		(0.31)	0.17	0.62		0.11	—	0.73		—	11.56	1.60		0.71	0.65	†	0.65	†	4.07	†	21,934	440
10-31-10	12.06	0.52	•	0.34	0.86	0.75		0.05	—	0.80		—	12.12	7.45		0.75	0.65	†	0.65	†	4.44	†	14,142	440
06-01-09(5)–10-31-09	11.22	0.14	•	1.03	1.17	0.33		—	—	0.33		—	12.06	10.54		0.71	0.56	†	0.56	†	2.85	†	1,533	396
ING Global Perspectives Fund(4)
Class A
03-28-13(5)–04-30-13	10.00	0.00	*	0.20	0.20	—		—	—	—		—	10.20	2.00		95.75	0.40		0.40		0.55		96	—
Class C
03-28-13(5)–04-30-13	10.00	(0.00	)*	0.19	0.19	—		—	—	—		—	10.19	1.90		96.50	1.15		1.15		(0.24)		34	—
Class I
03-28-13(5)–04-30-13	10.00	0.01		0.16	0.17	—		—	—	—		—	10.17	1.70		95.46	0.11		0.11		0.78		20	—
Class R
03-28-13(5)–04-30-13	10.00	0.00	*	0.17	0.17	—		—	—	—		—	10.17	1.70		96.00	0.65		0.65		0.24		20	—
Class W
03-28-13(5)–04-30-13	10.00	0.01		0.17	0.18	—		—	—	—		—	10.18	1.80		95.50	0.15		0.15		0.74		34	—
ING International Small Cap Fund
Class A
04-30-13	37.07	0.06	•	6.05	6.11	0.64		—	—	0.64		—	42.54	16.69		1.82	1.76		1.76		0.29		86,274	85
10-31-12	35.39	0.42	•	1.73	2.15	0.57		—	—	0.57		0.10	37.07	6.62	(a)	1.77	1.74		1.74		1.20		81,948	31
10-31-11	37.55	0.29	•	(2.32)	(2.03)	0.14		—	—	0.14		0.01	35.39	(5.41	)(b)	1.72	1.70		1.70		0.74		99,873	37
10-31-10	31.45	0.14	•	6.28	6.42	0.40		—	—	0.40		0.08	37.55	20.85	(c)	1.81	1.79	†	1.79	†	0.42	†	144,594	63
10-31-09	22.73	0.21	•	9.04	9.25	0.71		—	—	0.71		0.18	31.45	42.73	(d)	1.95	1.95	†	1.95	†	0.85	†	177,914	103
10-31-08	66.43	0.65		(36.15)	(35.50)	0.32		7.88	—	8.20		—	22.73	(59.84)		1.71	1.71		1.70		1.27		160,869	84
Class B
04-30-13	39.12	(0.09	)•	6.41	6.32	0.36		—	—	0.36		—	45.08	16.29		2.47	2.41		2.41		(0.42)		1,654	85
10-31-12	37.10	0.19	•	1.90	2.09	0.17		—	—	0.17		0.10	39.12	5.96	(a)	2.42	2.39		2.39		0.51		1,888	31
10-31-11	39.49	(0.00	)*•	(2.41)	(2.41)	0.00	*	—	—	0.00	*	0.02	37.10	(6.05	)(b)	2.37	2.35		2.35		(0.01)		2,592	37
10-31-10	33.01	(0.09	)•	6.62	6.53	0.13		—	—	0.13		0.08	39.49	20.07	(c)	2.46	2.44	†	2.44	†	(0.27	)†	5,120	63
10-31-09	23.48	0.06	•	9.45	9.51	0.17		—	—	0.17		0.19	33.01	41.60	(d)	2.60	2.60	†	2.60	†	0.24	†	8,383	103
10-31-08	68.31	0.21	•	(37.16)	(36.95)	—		7.88	—	7.88		—	23.48	(60.10)		2.35	2.35		2.35		0.45		11,892	84
Class C
04-30-13	34.50	(0.07	)•	5.64	5.57	0.45		—	—	0.45		—	39.62	16.31		2.47	2.41		2.41		(0.36)		21,149	85
10-31-12	32.93	0.18	•	1.63	1.81	0.33		—	—	0.33		0.09	34.50	5.94	(a)	2.42	2.39		2.39		0.55		20,351	31
10-31-11	35.04	0.04	•	(2.16)	(2.12)	0.00	*	—	—	0.00	*	0.01	32.93	(6.02	)(b)	2.37	2.35		2.35		0.11		23,410	37
10-31-10	29.41	(0.07	)•	5.87	5.80	0.24		—	—	0.24		0.07	35.04	20.05	(c)	2.46	2.44	†	2.44	†	(0.23	)†	31,078	63
10-31-09	21.15	0.05	•	8.46	8.51	0.42		—	—	0.42		0.17	29.41	41.80	(d)	2.60	2.60	†	2.60	†	0.21	†	31,928	103
10-31-08	62.48	0.34		(33.79)	(33.45)	—		7.88	—	7.88		—	21.12	(60.11)		2.35	2.35		2.35		0.58		29,760	84
Class I
04-30-13	37.14	0.15	•	6.03	6.18	0.80		—	—	0.80		—	42.52	16.93		1.35	1.29		1.29		0.76		102,967	85
10-31-12	35.50	0.57		1.74	2.31	0.77		—	—	0.77		0.10	37.14	7.15	(a)	1.29	1.26		1.26		1.61		100,952	31
10-31-11	37.66	0.50	•	(2.35)	(1.85)	0.32		—	—	0.32		0.01	35.50	(4.97	)(b)	1.27	1.25		1.25		1.26		153,676	37
10-31-10	31.53	0.33		6.27	6.60	0.55		—	—	0.55		0.08	37.66	21.45	(c)	1.28	1.26	†	1.26	†	0.99	†	210,965	63
10-31-09	22.85	0.32	•	9.09	9.41	0.91		—	—	0.91		0.18	31.53	43.57	(d)	1.45	1.45	†	1.45	†	1.29	†	164,985	103
10-31-08	66.72	0.78		(36.25)	(35.47)	0.52		7.88	—	8.40		—	22.85	(59.66)		1.29	1.29		1.29		1.71		139,213	84

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions											Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions		Payment from Distribution settlement/ affiliate	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)		($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Small Cap Fund (continued)
Class O
04-30-13	36.75	0.09		5.97	6.06	0.69		—		—	0.69		—	42.12	16.73		1.72	1.66		1.66		0.48		2,104	85
10-31-12	35.13	0.50		1.67	2.17	0.65		—		—	0.65		0.10	36.75	6.75	(a)	1.67	1.64		1.64		1.37		1,573	31
10-31-11	37.30	0.39	•	(2.37)	(1.98)	0.20		—		—	0.20		0.01	35.13	(5.32	)(b)	1.62	1.60		1.60		1.00		1,425	37
10-31-10	31.28	0.19		6.22	6.41	0.47		—		—	0.47		0.08	37.30	20.95	(c)	1.71	1.69	†	1.69	†	0.66	†	1,164	63
10-31-09	22.75	0.18	•	9.07	9.25	0.90		—		—	0.90		0.18	31.28	43.07	(d)	0.19	0.19	†	0.19	†	0.69	†	565	103
06-04-08(5)–10-31-08	47.28	0.18	•	(24.71)	(24.53)	—		0.00	*	—	—		—	22.75	(51.88)		1.60	1.60		1.60		1.39		62	84
Class W
04-30-13	44.11	0.15	•	7.20	7.35	0.76		—		—	0.76		—	50.70	16.88		1.47	1.41		1.41		0.66		41,635	85
10-31-12	42.00	0.66		2.05	2.71	0.72		—		—	0.72		0.12	44.11	7.02	(a)	1.42	1.39		1.39		1.61		35,461	31
10-31-11	44.49	0.53	•	(2.79)	(2.26)	0.25		—		—	0.25		0.02	42.00	(5.08	)(b)	1.37	1.35		1.35		1.14		26,693	37
10-31-10	37.21	0.32	•	7.41	7.73	0.54		—		—	0.54		0.09	44.49	21.24	(c)	1.46	1.44	†	1.44	†	0.82	†	42,257	63
10-31-09	26.83	0.37		10.71	11.08	0.92		—		—	0.92		0.22	37.21	43.54	(d)	1.45	1.45	†	1.45	†	1.32	†	12,096	103
02-12-08(5)–10-31-08	50.70	0.50	•	(24.37)	(23.87)	—		0.00	*	—	—		—	26.83	(47.08)		1.29	1.29		1.29		1.80		10,366	84
ING International Value Choice Fund
Class A
04-30-13	9.20	0.05	•	0.98	1.03	0.18		—		—	0.18		—	10.05	11.31		3.67	1.39		1.39		1.17		11,116	126
10-31-12	10.13	0.16		(0.82)	(0.66)	0.27		—		—	0.27		—	9.20	(6.42)		1.94	1.56		1.53		1.64		18,559	29
10-31-11	10.96	0.16		(0.90)	(0.74)	0.09		—		—	0.09		—	10.13	(6.82)		1.82	1.60	†	1.60	†	1.42	†	21,037	48
10-31-10	9.68	0.08	•	1.26	1.34	0.06		—		—	0.06		—	10.96	13.95		1.78	1.70	†	1.70	†	0.77	†	22,683	43
10-31-09	7.56	0.06		2.14	2.20	0.08		—		—	0.08		—	9.68	29.22		1.83	1.70	†	1.70	†	0.86	†	15,615	44
10-31-08	14.89	0.06		(5.31)	(5.25)	0.10		1.98		—	2.08		—	7.56	(40.21)		1.62	1.65	†	1.64	†	0.52	†	8,940	73
Class B
04-30-13	9.10	0.04		0.95	0.99	0.09		—		—	0.09		—	10.00	10.97		4.42	2.14		2.14		0.64		330	126
10-31-12	9.95	0.09	•	(0.79)	(0.70)	0.15		—		—	0.15		—	9.10	(7.02)		2.69	2.31		2.28		0.95		325	29
10-31-11	10.77	0.08	•	(0.90)	(0.82)	—		—		—	—		—	9.95	(7.61)		2.57	2.35	†	2.35	†	0.58	†	481	48
10-31-10	9.53	0.01	•	1.24	1.25	0.01		—		—	0.01		—	10.77	13.11		2.53	2.45	†	2.45	†	0.09	†	1,160	43
10-31-09	7.44	0.02	•	2.07	2.09	0.00	*	—		—	0.00	*	—	9.53	28.13		2.58	2.45	†	2.45	†	0.18	†	1,786	44
10-31-08	14.67	(0.03	)•	(5.22)	(5.25)	0.00	*	1.98		—	1.98		—	7.44	(40.63)		2.37	2.40	†	2.39	†	(0.27	)†	1,738	73
Class C
04-30-13	9.07	0.02	•	0.97	0.99	0.08		—		—	0.08		—	9.98	10.94		4.42	2.14		2.14		0.54		2,068	126
10-31-12	9.96	0.09	•	(0.80)	(0.71)	0.18		—		—	0.18		—	9.07	(7.06)		2.69	2.31		2.28		0.96		2,642	29
10-31-11	10.80	0.09		(0.90)	(0.81)	0.03		—		—	0.03		—	9.96	(7.55)		2.57	2.35	†	2.35	†	0.69	†	4,449	48
10-31-10	9.56	0.01	•	1.24	1.25	0.01		—		—	0.01		—	10.80	13.07		2.53	2.45	†	2.45	†	0.06	†	5,195	43
10-31-09	7.46	0.01	•	2.09	2.10	0.00	*	—		—	0.00	*	—	9.56	28.19		2.58	2.45	†	2.45	†	0.14	†	4,091	44
10-31-08	14.70	(0.03	)•	(5.23)	(5.26)	—		1.98		—	1.98		—	7.46	(40.62)		2.37	2.40	†	2.39	†	(0.25	)†	2,267	73
Class I
04-30-13	9.20	0.07	•	0.97	1.04	0.16		—		—	0.16		—	10.08	11.50		3.77	1.14		1.14		1.50		985	126
10-31-12	10.14	0.19		(0.83)	(0.64)	0.30		—		—	0.30		—	9.20	(6.20)		1.73	1.35		1.32		1.85		1,425	29
10-31-11	10.96	0.23	•	(0.93)	(0.70)	0.12		—		—	0.12		—	10.14	(6.50)		1.38	1.28	†	1.28	†	1.82	†	3,892	48
10-31-10	9.67	0.12	•	1.25	1.37	0.08		—		—	0.08		—	10.96	14.26		1.35	1.35	†	1.35	†	1.24	†	17,722	43
10-31-09	7.57	0.10	•	2.12	2.22	0.12		—		—	0.12		—	9.67	29.58		1.39	1.39	†	1.39	†	1.19	†	27,654	44
10-31-08	14.92	0.09		(5.30)	(5.21)	0.16		1.98		—	2.14		—	7.57	(39.96)		1.27	1.30	†	1.29	†	0.80	†	36,089	73
Class W
04-30-13	9.21	0.08	•	0.98	1.06	—		—		—	—		—	10.27	11.51		3.42	1.14		1.14		1.64		67	126
10-31-12	10.14	0.21	•	(0.84)	(0.63)	0.30		—		—	0.30		—	9.21	(6.11)		1.69	1.31		1.28		2.43		73	29
10-31-11	10.97	0.22		(0.94)	(0.72)	0.11		—		—	0.11		—	10.14	(6.62)		1.57	1.35	†	1.35	†	2.06	†	63	48
10-31-10	9.68	0.12	•	1.25	1.37	0.08		—		—	0.08		—	10.97	14.27		1.53	1.45	†	1.45	†	1.15	†	34	43
06-01-09(5)–10-31-09	9.18	0.01	•	0.49	0.50	—		—		—	—		—	9.68	5.45		1.39	1.39	†	1.39	†	0.30	†	3	44

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from Distribution settlement/ affiliate		Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Value Equity Fund
Class A
04-30-13	26.44	0.17	•	2.44	2.61	0.15	—	—	0.15	—		28.90	9.91		1.80	1.38		1.37		1.26		68,348	125
10-31-12	32.23	0.29	•	(2.74)	(2.45)	0.31	3.05	—	3.36	0.02		26.44	(7.71	)(a)	1.58	1.51		1.47		1.05		82,688	35
10-31-11	31.83	0.21		0.66	0.87	0.47	—	—	0.47	—		32.23	2.69		1.43	1.43		1.42		0.70		233,166	67
10-31-10	26.25	0.10		5.61	5.71	0.17	—	—	0.17	0.04		31.83	21.97	(e)	1.50	1.49		1.48		0.44		200,835	49
10-31-09	16.84	0.12	•	9.29	9.41	—	—	—	—	—		26.25	55.88		1.58	1.50	†	1.49	†	0.56	†	107,499	81
10-31-08	28.40	0.11		(11.51)	(11.40)	0.16	—	—	0.16	—		16.84	(40.34)		1.62	1.55	†	1.53	†	0.41	†	38,258	73
Class B
04-30-13	28.43	0.08	•	2.61	2.69	—	—	—	—	—		31.12	9.46		2.55	2.13		2.12		0.54		2,808	125
10-31-12	34.28	0.12	•	(2.94)	(2.82)	—	3.05	—	3.05	0.02		28.43	(8.35	)(a)	2.33	2.26		2.22		0.42		3,256	35
10-31-11	33.82	(0.04	)•	0.70	0.66	0.20	—	—	0.20	—		34.28	1.94		2.18	2.18		2.17		(0.12)		5,771	67
10-31-10	28.00	(0.11)		5.96	5.85	0.07	—	—	0.07	0.04		33.82	21.07	(e)	2.25	2.24		2.23		(0.34)		7,557	49
10-31-09	18.10	(0.05)		9.95	9.90	—	—	—	—	—		28.00	54.70		2.33	2.25	†	2.24	†	(0.19	)†	7,105	81
10-31-08	30.58	(0.11	)•	(12.37)	(12.48)	—	—	—	—	—		18.10	(40.81)		2.37	2.30	†	2.28	†	(0.39	)†	6,722	73
Class C
04-30-13	24.67	0.07	•	2.26	2.33	—	—	—	—	—		27.00	9.44		2.55	2.13		2.12		0.53		44,349	125
10-31-12	30.27	0.08	•	(2.57)	(2.49)	0.08	3.05	—	3.13	0.02		24.67	(8.36	)(a)	2.33	2.26		2.22		0.32		52,628	35
10-31-11	30.03	(0.01	)•	0.60	0.59	0.35	—	—	0.35	—		30.27	1.93		2.18	2.18		2.17		(0.05)		134,665	67
10-31-10	24.88	(0.09	)•	5.28	5.19	0.08	—	—	0.08	0.04		30.03	21.04	(e)	2.25	2.24		2.23		(0.33)		103,709	49
10-31-09	16.08	(0.05)		8.85	8.80	—	—	—	—	—		24.88	54.73		2.33	2.25	†	2.24	†	(0.30	)†	48,308	81
10-31-08	27.18	(0.09)		(10.99)	(11.08)	0.02	—	—	0.02	—		16.08	(40.79)		2.37	2.30	†	2.28	†	(0.36	)†	21,045	73
Class I
04-30-13	26.69	0.20	•	2.46	2.66	0.19	—	—	0.19	—		29.16	10.04		1.52	1.13		1.12		1.51		24,126	125
10-31-12	32.58	0.26	•	(2.69)	(2.43)	0.43	3.05	—	3.48	0.02		26.69	(7.54	)(a)	1.26	1.26		1.22		0.90		30,701	35
10-31-11	32.14	0.37	•	0.62	0.99	0.55	—	—	0.55	—		32.58	3.04		1.08	1.08		1.07		1.09		241,105	67
10-31-10	26.46	0.25	•	5.63	5.88	0.24	—	—	0.24	0.04		32.14	22.49	(e)	1.12	1.11		1.10		0.84		152,120	49
10-31-09	16.92	0.18	•	9.36	9.54	—	—	—	—	—		26.46	56.38		1.18	1.17	†	1.16	†	0.82	†	10,388	81
10-31-08	28.57	0.22		(11.59)	(11.37)	0.28	—	—	0.28	—		16.92	(40.13)		1.22	1.22	†	1.20	†	0.76	†	5,794	73
Class W
04-30-13	26.69	0.20	•	2.45	2.65	0.22	—	—	0.22	—		29.12	10.01		1.55	1.13		1.12		1.49		6,371	125
10-31-12	32.50	0.37	•	(2.76)	(2.39)	0.39	3.05	—	3.44	0.02		26.69	(7.43	)(a)	1.33	1.26		1.22		1.32		8,308	35
10-31-11	32.07	0.29	•	0.68	0.97	0.54	—	—	0.54	—		32.50	2.98		1.18	1.18		1.17		0.87		25,458	67
10-31-10	26.46	0.21	•	5.60	5.81	0.24	—	—	0.24	0.04		32.07	22.23	(e)	1.25	1.24		1.23		0.73		30,105	49
06-01-09(5)–10-31-09	24.24	(0.08	)•	2.30	2.22	—	—	—	—	—		26.46	9.16		1.18	1.17	†	1.16	†	(0.79	)†	250	81
ING International Value Fund
Class A
04-30-13	10.41	0.07	•	1.36	1.43	0.28	—	—	0.28	—		11.56	13.95		1.72	1.52		1.52		1.32		166,001	104
10-31-12	10.59	0.21	•	(0.12)	0.09	0.28	—	—	0.28	0.01		10.41	1.20	(a)	1.67	1.61		1.61		2.05		185,195	33
10-31-11	11.78	0.20	•	(1.16)	(0.96)	0.23	—	—	0.23	0.00	*	10.59	(8.33	)(f)	1.65	1.64		1.64		1.68		306,024	116
10-31-10	11.30	0.18	•	0.45	0.63	0.17	—	—	0.17	0.02		11.78	5.78	(g)	1.62	1.62	†	1.62	†	1.63	†	549,016	81
10-31-09	11.13	0.14		1.88	2.02	0.35	1.51	—	1.86	0.01		11.30	21.74	(h)	1.75	1.75	†	1.75	†	1.25	†	725,329	92
10-31-08	23.15	0.39		(8.83)	(8.44)	0.23	3.35	—	3.58	—		11.13	(42.58)		1.58	1.58	†	1.57	†	1.95	†	931,162	23
Class B
04-30-13	10.48	0.03	•	1.38	1.41	0.15	—	—	0.15	—		11.74	13.59		2.42	2.22		2.22		0.63		573	104
10-31-12	10.61	0.13	•	(0.11)	0.02	0.16	—	—	0.16	0.01		10.48	0.45	(a)	2.37	2.31		2.31		1.29		635	33
10-31-11	11.66	0.11	•	(1.16)	(1.05)	0.00 *	—	—	0.00 *	0.00	*	10.61	(9.00	)(f)	2.35	2.34		2.34		0.94		1,430	116
10-31-10	11.14	0.11	•	0.43	0.54	0.04	—	—	0.04	0.02		11.66	5.07	(g)	2.32	2.32	†	2.32	†	0.96	†	3,132	81
10-31-09	10.88	0.06	•	1.87	1.93	0.17	1.51	—	1.68	0.01		11.14	20.91	(h)	2.45	2.45	†	2.45	†	0.65	†	37,743	92
10-31-08	22.64	0.19	•	(8.58)	(8.39)	0.02	3.35	—	3.37	—		10.88	(43.00)		2.28	2.28	†	2.27	†	1.12	†	85,873	23

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment from Distribution settlement/ affiliate		Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)	($000’s)	(%)
ING International Value Fund (continued)
Class C
04-30-13	10.07	0.03	•	1.32	1.35	0.20	—	—	0.20	—		11.22	13.62		2.42	2.22		2.22		0.65	98,522	104
10-31-12	10.23	0.14	•	(0.12)	0.02	0.19	—	—	0.19	0.01		10.07	0.51	(a)	2.37	2.31		2.31		1.38	101,301	33
10-31-11	11.40	0.11	•	(1.12)	(1.01)	0.16	—	—	0.16	0.00	*	10.23	(8.98	)(f)	2.35	2.34		2.34		0.98	137,199	116
10-31-10	10.95	0.11	•	0.43	0.54	0.11	—	—	0.11	0.02		11.40	5.07	(g)	2.32	2.26	†	2.26	†	0.99 †	210,574	81
10-31-09	10.79	0.05	•	1.85	1.90	0.24	1.51	—	1.75	0.01		10.95	20.92	(h)	2.45	2.40	†	2.40	†	0.58 †	279,060	92
10-31-08	22.52	0.27		(8.57)	(8.30)	0.08	3.35	—	3.43	—		10.79	(72.94)		2.28	2.18	†	2.17	†	1.34 †	326,812	23
Class I
04-30-13	10.38	0.10	•	1.35	1.45	0.33	—	—	0.33	—		11.50	14.32		1.30	1.10		1.10		1.77	76,153	104
10-31-12	10.58	0.27		(0.15)	0.12	0.33	—	—	0.33	0.01		10.38	1.57	(a)	1.23	1.17		1.17		2.50	195,304	33
10-31-11	11.77	0.23	•	(1.16)	(0.93)	0.26	—	—	0.26	0.00	*	10.58	(8.04	)(f)	1.29	1.28		1.28		1.97	258,683	116
10-31-10	11.30	0.23	•	0.44	0.67	0.22	—	—	0.22	0.02		11.77	6.15	(g)	1.27	1.27	†	1.27	†	2.02 †	449,321	81
10-31-09	11.16	0.16	•	1.90	2.06	0.42	1.51	—	1.93	0.01		11.30	22.23	(h)	1.33	1.33	†	1.33	†	1.65 †	607,517	92
10-31-08	23.22	0.47		(8.87)	(8.40)	0.31	3.35	—	3.66	—		11.16	(42.37)		1.28	1.28	†	1.27	†	2.23 †	735,622	23
Class W
04-30-13	10.38	0.09	•	1.35	1.44	0.31	—	—	0.31	—		11.51	14.12		1.42	1.22		1.22		1.67	141	104
10-31-12	10.57	0.26	•	(0.15)	0.11	0.31	—	—	0.31	0.01		10.38	1.49	(a)	1.37	1.31		1.31		2.54	149	33
10-31-11	11.76	0.08	•	(1.01)	(0.93)	0.26	—	—	0.26	0.00	*	10.57	(8.06	)(f)	1.35	1.34		1.34		0.70	445	116
10-31-10	11.30	0.22		0.44	0.66	0.22	—	—	0.22	0.02		11.76	6.04	(g)	1.32	1.32	†	1.32	†	1.99 †	24,507	81
07-20-09(5)–10-31-09	10.42	0.01	•	0.87	0.88	—	—	—	—	—		11.30	8.45	(h)	1.33	1.33	†	1.33	†	0.20 †	3	92
ING Russia Fund(i)
Class A
04-30-13	31.44	(0.04)		0.48	0.44	0.23	—	—	0.23	—		31.65	1.37		2.00	2.00		2.00		(0.21)	199,883	13
10-31-12	33.52	0.15		(2.23)	(2.08)	—	—	—	—	—		31.44	(6.21)		2.14	2.14		2.14		0.43	235,622	46
10-31-11	36.52	(0.12	)•	(2.88)	(0.30)	—	—	—	—	—		33.52	(8.21)		2.03	2.03		2.03		(0.29)	317,715	31
10-31-10	29.53	(0.33	)•	7.32	6.99	—	—	—	—	—		36.52	23.67		2.11	2.11		2.11		(0.98)	418,162	30
10-31-09	25.60	(0.19)		12.20	12.01	—	8.08	—	8.08	—		29.53	65.55		2.21	2.21		2.21		(0.98)	373,249	46
10-31-08	78.13	(0.48)		(40.46)	(40.94)	—	11.59	—	11.59	0.00	*	25.60	(61.70)		2.06	2.06		2.06		(0.60)	261,127	43
Class I
04-30-13	31.76	(0.01	)•	0.44	0.43	0.26	—	—	0.26	—		31.93	1.33		1.85	1.85		1.85		(0.08)	7,731	13
10-31-12	33.79	0.25	•	(2.28)	(2.03)	—	—	—	—	—		31.76	(6.01)		1.96	1.96		1.96		0.77	8,675	46
10-31-11	36.64	(0.02)		(2.83)	(2.85)	—	—	—	—	—		33.79	(7.78)		1.73	1.73		1.73		(0.04)	10,528	31
10-31-10	29.54	(0.10)		7.20	7.10	—	—	—	—	—		36.64	24.04		1.71	1.71		1.71		(0.38)	8,151	30
09-30-09(5)–10-31-09	28.27	(0.04	)•	1.31	1.27	—	—	—	—	—		29.54	4.49		1.68	1.68		1.68		(1.68)	3	46
Class W
04-30-13	31.72	0.04	•	0.45	0.49	0.38	—	—	0.38	—		31.83	1.50		1.75	1.75		1.75		0.26	87	13
10-31-12	33.74	0.47	•	(2.49)	(2.02)	—	—	—	—	—		31.72	(5.99)		1.89	1.89		1.89		1.51	64	46
08-05-11(5)–10-31-11	39.53	(0.03)		(5.76)	(5.79)	—	—	—	—	—		33.74	(14.65)		1.78	1.78		1.78		(0.41)	3	31

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Expense ratios do not include expenses of underlying funds.
(5)	Commencement of operations.
(a)	Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2012, total return for International Value Equity would have been (7.77)%, (8.42)%, (8.43)%, (7.61)% and (7.50)% on Classes A, B, C, I and W; International Small Cap total return would have been 6.33%, 5.68%, 5.64%, 6.85%, 6.46% and 6.72% on Classes A, B, C, I, O and W; and International Value total return would have been 1.07%, 0.32%, 0.38%, 1.44% and 1.36% on Classes A, B, C, I and W, respectively.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

(b)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2011, International Small Cap total return would have been (5.45)%, (6.09)%, (6.06)%, (5.01)%, (5.36)% and (5.12)% on Classes A,B,C,I, O and W, respectively.
(c)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, International Small Cap total return would have been 20.60%, 19.82%, 19.80%, 21.20%, 20.70% and 20.98% on Classes A,B,C,I,O and W, respectively.
(d)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, International Small Cap total return would have been 41.91%, 40.78%, 40.97%, 42.75%, 42.20% and 42.70% on Classes A,B,C,I,O and W, respectively.
(e)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, International Value Equity total return would have been 21.82%, 20.92%, 20.89%, 22.34% and 22.08% on Classes A,B,C,I and W, respectively.
(f)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2011, International Value total return would have been (8.34)%, (9.02)%, (9.00)%, (8.05)% and (8.07)% on Classes A,B,C,I and W, respectively.
(g)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, International Value total return would have been 5.61%, 4.90%, 4.90%, 5.98% and 5.87% on Classes A,B,C,I, and W, respectively.
(h)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, International Value total return would have been 21.64%, 20.80%, 20.81% and 22.12% on Classes A,B,C and I, respectively.
(i)	For the year ended October 31, 2008, Class A redemption fees applied to capital were less than $0.005.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED)

NOTE 1 — ORGANIZATION

The ING Funds included in this report are comprised of ING Mutual Funds (“IMF”) and ING Mayflower Trust (“IMT”) (each a “Registrant” and collectively, the “Registrants”); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IMF is a Delaware statutory trust organized on December 18, 1992 with seventeen separate active series, eight of which are included in this report, (each, a “Fund” and collectively, the “IMF Funds”): Diversified Emerging Markets Debt, Diversified International, Global Bond, Global Perspectives, International Small Cap, International Value Choice, International Value Equity and Russia. IMT is a Massachusetts business trust organized on August 18, 1993 with one series, International Value (a “Fund” and together with the IMF Funds, the “Funds”). The investment objective of each Fund is described in the Funds’ prospectuses.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”) in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

For all Funds, the value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV, or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds’ valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

For Diversified Emerging Markets Debt, Diversified International, Global Perspectives, and other Funds with holdings in open end investment companies, the valuations of the Funds’ investments in underlying funds (“Underlying Funds”) are based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments held in Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Funds’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments.

For the period ended April 30, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

2.	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At April 30, 2013, the maximum amount of loss that Global Bond would incur if its counterparties failed to perform would be $11,346,465, which represents the gross payments to be received on open purchased options, forward foreign currency contracts and swaps were they to be unwound as of April 30, 2013. To reduce the amount of potential loss to Global Bond, various counterparties have pledged $370,000 in cash collateral and $1,287,000 principal value in U.S. Treasury obligations. In addition, the maximum amount of loss that International Small Cap would incur if its counterparties failed to perform would be $652 which represents the gross payments to be received on open forward foreign currency contracts at April 30, 2013. There was no collateral posted by any counterparty.

The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.

Global Bond had a liability position of $16,908,469 on forward foreign currency contracts, swaps and written options with credit related contingent features. If a contingent feature would have been triggered as of April 30, 2013, Global Bond could have been required to pay this amount in cash to its counterparties. As of April 30, 2013, Global Bond had posted $8,802,000 to its counterparties in cash collateral for its open derivatives transactions.

E.  Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the period ended April, 30 2013, Diversified Emerging Markets, Global Bond and International Small Cap had average contract amounts on forward foreign currency contracts to buy of $40,148, $1,066,362,124 and $3,626,257, respectively. In addition to the above, Diversified Emerging Markets and Global Bond had average contract amounts on forward foreign currency contract to sell of $40,000 and $814,883,901, respectively. Diversified Emerging Markets and International Small Cap used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Global Bond used forward foreign currency contracts primarily to gain currency exposure. Please refer to the tables following the Summary Portfolio of Investments for Global Bond and International Small Cap for open forward foreign currency contracts at April 30, 2013. Diversified Emerging Markets had no open forward foreign currency contracts at April 30, 2013.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each Fund and Underlying Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended April 30. 2013, Global Bond had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended April 30, 2013, Global Bond had an average notional value of $224,364,964 and $200,551,779 on futures contracts purchased and sold, respectively. Please refer to the table following the Summary Portfolio of Investments for open futures contracts at April 30, 2013.

F.  Options Contracts. The Funds may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the six months ended April 30, 2013, Global Bond had purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options and the table following the Summary Portfolio of Investments for open written foreign currency options at April 30, 2013.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

During the six months ended April 30, 2013, Global Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate income. There were no open written interest rate swaptions at April 30, 2013.

Please refer to Note 10 for the volume of purchased and written option activity during the six months ended April 30, 2013.

G.  Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of April 30, 2013, for which a Fund is seller of protection, are disclosed following each Fund’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the six months ended April 30, 2013, Global Bond had an average notional amount of $1,888,000 on credit default swaps to buy protection.

For the six months ended April 30, 2013, Global Bond has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events. There were no open credit default swaps to buy protection at April 30, 2013.

Interest Rate Swap Agreements. Certain Funds may enter into interest rate swaps. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

For the six months ended April 30, 2013, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $58,906,060.

For the six months ended April 30, 2013, Global Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $150,414,680.

Global Bond enters into interest rate swaps to manage the Fund’s duration. Please refer to the table following the Summary Portfolio of Investments for open interest rate swaps at April 30, 2013.

H.  Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

I.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

J.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

K.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets (except International Value Equity and International Small Cap which can each lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

L.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

M.  Indemnifications. In the normal course of business, each Trust may enter into contracts that provide certain indemnifications. Each Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

N.  Offering Costs. Costs incurred with the offering of shares of a Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended April 30, 2013, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Diversified Emerging Markets Debt	$1,387,933	$506,452
Diversified International	3,560,089	18,802,453
Global Bond	1,188,193,238	1,136,701,451
Global Perspectives	200,461	—
International Small Cap	204,982,959	235,801,599
International Value Choice	24,291,717	34,291,353
International Value Equity	196,568,723	236,051,909
International Value	444,665,803	640,012,591
Russia	29,768,196	72,988,481

Purchases and sales of long-term U.S. government securities not included above were as follows:

	Purchases	Sales
Global Bond	$1,232,213,132	$1,213,334,170

NOTE 4 — REDEMPTION FEES

A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the periods ended April 30, 2013 and October 31, 2012 were $21,766 and $133,331, respectively, and are set forth in the Statements of Changes in Net Assets.

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an investment management agreement (“Management Agreements”) with ING Investments, LLC (“ING Investments” or

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

“Investment Adviser”). The Management Agreements compensate the Investment Adviser with a fee based on the average daily net assets of each Fund, at the following annual rates:

Fund	As a Percentage of Average Daily Net Assets
Diversified Emerging Markets Debt	0.70%
Diversified International	0.00%
Global Bond	0.40%
Global Perspectives	0.30% Direct Investments; 0.10% Underlying Funds
International Small Cap(1)	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% thereafter
International Value Choice(2)	1.00%
International Value Equity	0.90% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
International Value(1)	1.00% on the first $1.5 billion; 0.70% on the next $750 million; and 0.65% thereafter
Russia	1.25%

(1)	ING Investments has contractually agreed to waive a portion of the advisory fee for International Small Cap and International Value. These agreements will only renew if ING Investments elects to renew them.

(2)	Pursuant to a side agreement, ING Investments has agreed to waive 0.10% of the advisory fee for International Value Choice. The waiver agreement will only renew if ING Investments elects to renew it.

ING Investments has contractually agreed to waive a portion of the advisory fee for International Small Cap and International Value. The waiver is calculated as 50% of the difference between the former sub-advisory fee rate minus the new sub-advisory fee.

For the period ended April 30, 2013, ING Investments waived $30,230, $37,329, and $9,792 in advisory fees for International Small Cap, International Value and International Value Choice, respectively.

Each of the Funds has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. The sub-adviser of each of the Funds are as follows (*denotes a related party sub-adviser or sub-advisers):

Fund	Sub-Adviser
Diversified Emerging Markets Debt	ING Investment Management Co. LLC*
Global Bond	ING Investment Management Co. LLC*
Global Perspectives	ING Investment Management Co. LLC*
International Small Cap(1)	Acadian Asset Management LLC and Wellington Management Company, LLP
International Value Choice(2)	ING Investment Management Co. LLC*
International Value Equity(2)	ING Investment Management Co. LLC*
International Value(3)	ING Investment Management Co. LLC*
Russia	ING Investment Management Advisors B.V.*

(1)	Effective April 30, 2013, Wellington Management Company, LLP replaced Schroder Investment Management North America Inc. as the sub-adviser.

(2)	Effective November 15, 2012, Tradewinds Global Investors, LLC was removed as the sub-adviser and effective November 30, 2012, ING Investment Management Co. LLC was added as the interim sub-adviser with a permanent sub-advisory agreement approved by shareholders on March 14, 2013 and April 11, 2013 for International Value Choice and International Value Equity, respectively.

(3)	Effective March 26, 2013, Brandes Investment Partners, L.P. and del Rey Global Investors, LLC were removed as sub-advisers.

For Diversified International, ING Investment Management Co. LLC is a consultant (the “Consultant” or “ING IM”) to the Investment Adviser. The Consultant provides tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and retains discretion over implementation of the Consultant’s recommendations. The Consultant provides ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

ING Investments Distributor, LLC (“IID” or “Distributor”) is the principal underwriter for each Fund. Each share class of the Funds, except Class I and Class W, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor, an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Fund	Class A	Class B	Class C	Class O	Class R
Diversified Emerging Markets Debt	0.25%	N/A	1.00%	N/A	N/A
Diversified International	0.25%	1.00%	1.00%	0.25%	0.50%
Global Bond	0.25%	1.00%	1.00%	0.25%	0.50%
Global Perspectives	0.25%	N/A	1.00%	N/A	0.50%
International Small Cap	0.35%	1.00%	1.00%	0.25%	N/A
International Value Choice	0.25%	1.00%	1.00%	N/A	N/A
International Value Equity	0.25%	1.00%	1.00%	N/A	N/A
International Value	0.30%	1.00%	1.00%	N/A	N/A
Russia	0.25%	N/A	N/A	N/A	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended April 30, 2013, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Diversified International	$1,395	$—
Global Bond	16,396	—
International Small Cap	867	—
International Value Choice	138	—
International Value Equity	1,114	—
International Value	596	—
Russia	10,849	—

Contingent Deferred Sales Charges:
Diversified International	$—	$161
Global Bond	—	1,048
International Small Cap	2,000	7
International Value Equity	864	543
International Value	883	205
Russia	4,677	—

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the period ended April 30, 2013, International Small Cap, International Value Choice, International Value Equity, and International Value incurred $51,000, $124,200, $157,200, and $259,062, respectively of proxy and solicitation costs associated with sub-adviser, name, and/or principal investment strategy changes to the Funds. With the exception of International Small Cap, the Investment Adviser reimbursed the Funds for these costs.

At April 30, 2013, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Funds:

Affiliated Investment Company/Subsidiary	Fund	Percentage
ING Investment Management Company LLC	Diversified Emerging Markets Debt	99.79%
	Global Perspectives	50.10
ING Life Insurance and Annuity Company	International Small Cap	7.15
ING National Trust	International Value Choice	11.78
	International Value	10.79
ING Solution 2015 Portfolio	Global Bond	5.48
ING Solution 2025 Portfolio	Global Bond	9.52

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. Therefore, because certain Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to a Fund in the Statement of Operations is recognized as brokerage commission recapture.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

“notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At April 30, 2013, the following Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
Diversified Emerging Markets Debt	Offering	$10,697
Diversified International	Postage	83,833
Global Perspectives	Offering	100,000
International Value Choice	Proxy and solicitation	55,095

NOTE 9 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Diversified Emerging Markets Debt(1)	1.25%	N/A	2.00%	0.95%	N/A	N/A	1.00%
Diversified International(2)	0.50%	1.25%	1.25%	0.25%	0.50%	0.75%	0.25%
Global Bond(3)	0.90%	1.65%	1.65%	0.65%	0.90%	1.15%	0.65%
Global Perspectives(1)	1.23%	N/A	1.98%	0.98%	N/A	1.48%	0.98%
International Small Cap	1.95%	2.60%	2.60%	1.40%	1.85%	N/A	1.60%
International Value Choice	1.70%	2.45%	2.45%	1.45%	N/A	N/A	1.45%
International Value Equity(4)	1.35%	2.10%	2.10%	1.10%	N/A	N/A	1.10%
International Value	1.80%	2.50%	2.50%	1.50%	N/A	N/A	1.50%
Russia	2.75%	N/A	N/A	2.50%	N/A	N/A	2.50%

(1)	For Diversified Emerging Markets Debt and Global Perspectives, the total expense limits include the expenses of the underlying investment companies.

(2)	The operating expense limits for Diversified International set out above apply only at the fund level and do not limit the fees payable by the underlying investment companies in which the fund invests. Including the expenses of the underlying investment companies, the expense limits for Diversified International are 1.65%, 2.40%, 2.40%, 1.40%, 1.65%, 1.90% and 1.40% for Class A, B, C, I, O, R and W shares, respectively.

(3)	Prior to March 1, 2013, the expense limit was 0.61% for Class I respectively.

(4)	Prior to November 30, 2012, the expense limit was 1.50%, 2.25%, 2.25%, 1.25% and 1.25% for Classes A,B,C,I and W respectively.

Pursuant to side agreements, ING Investments has further lowered the expense limits for the following Funds. If ING Investments elects not to renew a side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side agreements will continue. Each side agreement will only renew if ING Investments elects to renew it.

Fund	Class A	Class B	Class C	Class I	Class O	Class R	Class W
International SmallCap(1)	1.80%	2.45%	2.45%	1.25%	1.70%	N/A	1.45%
International Value Choice(2)	1.35%	2.10%	2.10%	1.10%	N/A	N/A	1.10%
International Value(1)(3)	1.50%	2.20%	2.20%	1.20%	N/A	N/A	1.20%
Russia(1)	2.25%	N/A	N/A	2.00%	N/A	N/A	2.00%

(1)	Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(2)	Prior to November 30, 2012, pursuant to a side letter agreement, the expense limit was 1.60%, 2.35%, 2.35%, 1.35% and 1.35% for Classes A,B,C,I and W respectively.

(3)	Prior to January 1, 2013, pursuant to a side letter agreement, the expense limit was 1.60%, 2.30%, 2.30%, 1.30% and 1.30% for Classes A,B,C,I and W respectively.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of April 30, 2013, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	April 30,
	2014	2015	2016	Total
Diversified Emerging Markets Debt	$—	$—	$57,910	$57,910
Diversified International	214,342	102,739	229,578	546,659
Global Bond	467,756	147,364	252,402	867,522
Global Perspectives	—	—	10,927	10,927
International Small Cap	—	—	40,779	40,779
International Value Choice	—	35,695	251,866	287,561
International Value Equity	—	—	304,771	304,771

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS (continued)

are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2013, are as follows:

	April 30,
	2014	2015	2016	Total
Diversified Emerging Markets Debt
Class A	$—	$—	$6	$6
Class C	—	—	5	5
Class W	—	—	5	5
Diversified International
Class A	$31,517	$102,828	$16,562	$150,907
Class B	5,039	16,427	3,030	24,496
Class C	18,076	60,857	10,740	89,673
Class O	1,122	4,110	1,746	6,978
Class R	56	191	40	287
Class W	753	2,519	186	3,458
International Value Choice
Class A	$26,517	$16,571	$—	$43,088
Class B	1,536	490	—	2,026
Class C	6,113	3,671	—	9,784
Class I	—	—	1,947	1,947
Class W	90	—	—	90
International Value Equity
Class A	$—	$34,704	$77,294	$111,998
Class B	—	1,275	2,153	3,428
Class C	—	24,112	45,907	70,019
Class W	—	5,028	7,700	12,728

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments or IMF or IMT provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term.

NOTE 10 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Global Bond for the period ended April 30, 2013 were as follows:

	USD Notional	Cost
Balance at 10/31/12	112,500,000	$1,600,459
Options Purchased	302,900,000	4,181,696
Options Terminated in Closing Sell Transactions	(37,600,000)	(166,192)
Options Expired	(115,800,000)	(1,679,667)
Balance at 4/30/13	262,000,000	$3,936,296

Transactions in purchased interest rate swaptions for Global Bond for the period ended April 30, 2013 were as follows:

	Number of Contracts	Cost
Balance at 10/31/12	111,594,000	$2,800,493
Options Purchased	—	—
Options Terminated in Closing Sell Transactions	(111,594,000)	(2,800,493)
Options Expired	—	—
Balance at 4/30/13	—	$—

Transactions in written foreign currency options for Global Bond for the period ended April 30, 2013 were as follows:

	USD Notional	Premiums Received
Balance at 10/31/12	94,700,000	$861,932
Options Written	286,700,000	1,451,115
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	(135,600,000)	(943,732)
Balance at 4/30/13	245,800,000	$1,369,315

Transactions in written interest rate swaptions for Global Bond for the period ended April 30, 2013 were as follows:

	Number of Contracts	Premiums Received
Balance at 10/31/12	8,712,000	$148,435
Options Written	—	—
Options Terminated in Closing Purchase Transactions	(8,712,000)	(148,435)
Options Expired	—	—
Balance at 4/30/13	—	$—

NOTE 11 — LINE OF CREDIT

All of the Funds included in this report, except for Diversified Emerging Markets Debt and Global Perspectives, in addition to certain other funds managed by the Investment Adviser or an affiliate of the investment adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the period ended April 30, 2013:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Bond	7	$12,552,857	1.12%
International Small Cap	24	2,665,833	1.16
International Value Choice	2	1,425,000	1.14
International Value Equity	20	572,750	1.13
International Value	40	1,444,625	1.13
Russia	21	1,595,714	1.14

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 12 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Diversified Emerging Markets Debt
Class A
11/2/2012(1)-4/30/2013	505	—	2	—	—	507	5,068	—	—	26	—	—	—	5,094
Class C
11/2/2012(1)-4/30/2013	301	—	2	—	—	303	3,010	—	—	22	—	—	—	3,032
Class I
11/2/2012(1)-4/30/2013	99,101	—	872	—	—	99,973	991,010	—	—	8,889	—	—	—	999,899
Class W
11/2/2012(1)-4/30/2013	301	—	3	—	—	304	3,010	—	—	27	—	—	—	3,037
Diversified International
Class A
4/30/2013	110,897	—	89,342	(1,179,463)	—	(979,224)	1,043,982	—	—	827,305	—	(11,050,713)	—	(9,179,426)
10/31/2012	278,532	—	78,991	(2,272,947)	—	(1,915,424)	2,428,890	—	—	635,082	—	(19,511,436)	—	(16,447,464)
Class B
4/30/2013	1,570	—	10,025	(113,615)	—	(102,020)	14,722	—	—	92,918	—	(1,062,185)	—	(954,545)
10/31/2012	254	—	2,703	(318,203)	—	(315,246)	5,008	—	—	21,787	—	(2,723,845)	—	(2,697,050)
Class C
4/30/2013	48,448	—	30,789	(439,028)	—	(359,791)	454,318	—	—	285,415	—	(4,074,838)	—	(3,335,105)
10/31/2012	86,850	—	9,250	(1,467,463)	—	(1,371,363)	750,958	—	—	74,369	—	(12,439,046)	—	(11,613,719)
Class I
4/30/2013	36,863	—	18,809	(238,306)	—	(182,634)	339,082	—	—	173,231	—	(2,225,271)	—	(1,712,958)
10/31/2012	213,907	—	14,745	(501,901)	—	(273,249)	1,844,184	—	—	117,965	—	(4,289,264)	—	(2,327,115)
Class O
4/30/2013	155,812	—	—	(45,248)	—	110,564	1,460,710	—	—	—	—	(420,396)	—	1,040,314
10/31/2012	136,747	—	—	(115,597)	—	21,150	1,167,904	—	—	—	—	(984,343)	—	183,561
Class R
4/30/2013	—	—	224	(271)	—	(47)	—	—	—	2,051	—	(2,494)	—	(443)
10/31/2012	—	—	171	(5,471)	—	(5,300)	40	—	—	1,361	—	(45,113)	—	(43,712)
Class W
4/30/2013	5,914	—	1,255	(30,244)	—	(23,075)	55,000	—	—	11,530	—	(270,668)	—	(204,138)
10/31/2012	17,972	—	1,880	(109,342)	—	(89,490)	154,098	—	—	14,983	—	(907,427)	—	(738,346)
Global Bond
Class A
4/30/2013	3,261,861	—	322,068	(5,212,210)	—	(1,628,281)	37,589,977	—	—	3,704,603	—	(60,057,952)	—	(18,763,372)
10/31/2012	9,035,461	—	1,193,493	(13,995,278)	—	(3,766,324)	103,953,667	—	—	13,612,253	—	(159,105,530)	—	(41,539,610)
Class B
4/30/2013	3,524	—	1,256	(48,208)	—	(43,428)	40,400	—	—	14,319	—	(550,256)	—	(495,537)
10/31/2012	23,090	—	7,023	(71,270)	—	(41,157)	262,298	—	—	79,346	—	(809,356)	—	(467,712)
Class C
4/30/2013	1,318,882	—	105,003	(1,666,675)	—	(242,790)	15,111,410	—	—	1,200,976	—	(19,031,071)	—	(2,718,685)
10/31/2012	3,840,728	—	317,969	(2,344,774)	—	1,813,923	43,980,999	—	—	3,607,338	—	(26,798,110)	—	20,790,227
Class I
4/30/2013	13,311,421	—	732,211	(9,945,193)	—	4,098,439	152,309,819	—	—	8,388,884	—	(113,944,535)	—	46,754,168
10/31/2012	29,561,113	—	1,644,408	(14,854,236)	—	16,351,285	338,194,865	—	—	18,739,776	—	(170,391,313)	—	186,543,328
Class O
4/30/2013	48,519	—	5	(62,492)	—	(13,968)	547,172	—	—	52	—	(705,097)	—	(157,873)
10/31/2012	136,364	—	6	(120,315)	—	16,055	1,540,069	—	—	72	—	(1,360,024)	—	180,117
Class R
4/30/2013	899	—	449	(4,061)	—	(2,713)	10,316	—	—	5,157	—	(46,515)	—	(31,042)
10/31/2012	23,244	—	535	(267)	—	23,512	268,156	—	—	6,125	—	(3,004)	—	271,277
Class W
4/30/2013	1,667,547	—	70,315	(1,149,785)	—	588,077	18,860,175	—	—	792,258	—	(12,868,515)	—	6,783,918
10/31/2012	1,857,931	—	152,609	(1,127,707)	—	882,833	20,977,411	—	—	1,711,304	—	(12,697,086)	—	9,991,629

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Global Perspectives
Class A
3/28/2013(1)-4/30/2013	9,371	—	—	—	—	9,371	93,925	—	—	—	—	—	—	93,925
Class C
3/28/2013(1)-4/30/2013	3,371	—	—	—	—	3,371	33,660	—	—	—	—	—	—	33,660
Class I
3/28/2013(1)-4/30/2013	2,011	—	—	—	—	2,011	20,010	—	—	—	—	—	—	20,010
Class R
3/28/2013(1)-4/30/2013	2,011	—	—	—	—	2,011	20,010	—	—	—	—	—	—	20,010
Class W
3/28/2013(1)-4/30/2013	3,295	—	—	—	—	3,295	32,749	—	—	—	—	—	—	32,749
International Small Cap
Class A
4/30/2013	191,777	—	29,435	(403,273)	—	(182,061)	7,634,104	—	—	1,108,523	—	(16,019,164)	—	(7,276,537)
10/31/2012	270,854	—	40,026	(922,903)	—	(612,023)	9,713,889	270,209	—	1,274,839	—	(32,531,269)	—	(21,272,332)
Class B
4/30/2013	256	—	343	(12,174)	—	(11,575)	10,251	—	—	13,727	—	(506,403)	—	(482,425)
10/31/2012	14	—	282	(21,905)	—	(21,609)	498	6,794	—	9,527	—	(830,403)	—	(813,584)
Class C
4/30/2013	6,750	—	6,221	(68,935)	—	(55,964)	245,663	—	—	218,739	—	(2,548,830)	—	(2,084,428)
10/31/2012	18,540	—	6,506	(146,218)	—	(121,172)	617,771	64,016	—	193,956	—	(4,823,984)	—	(3,948,241)
Class I
4/30/2013	195,125	—	45,724	(537,469)	—	(296,620)	7,471,347	—	—	1,718,300	—	(20,827,461)	—	(11,637,814)
10/31/2012	259,424	—	42,183	(1,912,885)	—	(1,611,278)	9,074,359	402,185	—	1,340,152	—	(64,850,016)	—	(54,033,320)
Class O
4/30/2013	12,386	—	—	(5,237)	—	7,149	487,866	—	—	—	—	(204,984)	—	282,882
10/31/2012	16,552	—	—	(14,297)	—	2,255	587,931	3,932	—	—	—	(498,432)	—	93,431
Class W
4/30/2013	254,781	—	13,955	(251,331)	—	17,405	11,663,331	—	—	625,471	—	(11,609,061)	—	679,741
10/31/2012	231,450	—	11,768	(74,946)	—	168,272	9,272,622	74,847	—	444,614	—	(3,196,535)	—	6,595,548
International Value Choice
Class A
4/30/2013	105,459	—	34,660	(1,052,016)	—	(911,897)	1,000,267	—	—	321,993	—	(9,940,896)	—	(8,618,636)
10/31/2012	857,977	—	61,290	(979,205)	—	(59,938)	7,602,647	—	—	549,769	—	(8,868,341)	—	(715,925)
Class B
4/30/2013	65	—	281	(3,042)	—	(2,696)	604	—	—	2,600	—	(29,320)	—	(26,116)
10/31/2012	143	—	641	(13,367)	—	(12,583)	1,279	—	—	5,729	—	(121,644)	—	(114,636)
Class C
4/30/2013	2,889	—	1,683	(88,718)	—	(84,146)	27,051	—	—	15,571	—	(837,462)	—	(794,840)
10/31/2012	32,738	—	6,462	(194,465)	—	(155,265)	297,645	—	—	57,515	—	(1,754,257)	—	(1,399,097)
Class I
4/30/2013	16,080	—	1,197	(74,620)	—	(57,343)	151,987	—	—	11,136	—	(703,303)	—	(540,180)
10/31/2012	148,611	—	6,943	(384,488)	—	(228,934)	1,368,545	—	—	62,143	—	(3,475,314)	—	(2,044,626)
Class W
4/30/2013	29	—	—	(1,390)	—	(1,361)	283	—	—	—	—	(12,849)	—	(12,566)
10/31/2012	472,053	—	221	(470,611)	—	1,663	4,229,322	—	—	1,980	—	(4,172,613)	—	58,689
International Value Equity
Class A
4/30/2013	81,710	—	12,529	(856,003)	—	(761,764)	2,217,581	—	—	334,035	—	(23,191,618)	—	(20,640,002)
10/31/2012	593,626	—	716,446	(5,418,363)	—	(4,108,291)	16,405,098	137,703	—	19,236,587	—	(145,549,018)	—	(109,769,630)
Class B
4/30/2013	—	—	—	(24,319)	—	(24,319)	—	—	—	—	—	(700,614)	—	(700,614)
10/31/2012	1,439	—	14,886	(70,107)	—	(53,782)	41,253	3,331	—	432,452	—	(2,024,962)	—	(1,547,926)
Class C
4/30/2013	21,718	—	—	(512,884)	—	(491,166)	552,257	—	—	—	—	(13,033,485)	—	(12,481,228)
10/31/2012	247,916	—	300,547	(2,863,809)	—	(2,315,346)	6,344,252	79,799	—	7,576,794	—	(71,018,084)	—	(57,017,239)

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
International Value Equity (continued)
Class I
4/30/2013	68,489	—	5,321	(396,578)	—	(322,768)	1,869,677	—	—	143,031	—	(10,759,324)	—	(8,746,616)
10/31/2012	1,072,101	—	258,211	(7,581,198)	—	(6,250,886)	29,635,295	129,275	—	6,989,762	—	(217,824,290)	—	(181,069,958)
Class W
4/30/2013	27,848	—	2,299	(122,670)	—	(92,523)	778,474	—	—	61,695	—	(3,370,355)	—	(2,530,186)
10/31/2012	73,824	—	93,751	(639,520)	—	(471,945)	2,055,899	14,824	—	2,535,022	—	(16,912,549)	—	(12,306,804)
International Value
Class A
4/30/2013	389,098	—	346,909	(4,173,570)	—	(3,437,563)	4,233,761	—	—	3,671,746	—	(45,381,625)	—	(37,476,118)
10/31/2012	1,592,206	—	624,185	(13,328,059)	—	(11,111,668)	15,911,710	370,454	—	5,904,795	—	(133,988,233)	—	(111,801,274)
Class B
4/30/2013	1,070	—	679	(13,510)	—	(11,761)	11,895	—	—	7,319	—	(147,113)	—	(127,899)
10/31/2012	3,308	—	1,473	(79,061)	—	(74,280)	33,148	1,679	—	14,127	—	(811,502)	—	(762,548)
Class C
4/30/2013	48,051	—	142,475	(1,468,312)	—	(1,277,786)	496,853	—	—	1,468,254	—	(15,417,816)	—	(13,452,709)
10/31/2012	88,634	—	203,326	(3,641,870)	—	(3,349,910)	836,062	166,718	—	1,872,630	—	(35,566,726)	—	(32,691,316)
Class I
4/30/2013	674,746	—	465,200	(13,325,935)	—	(12,185,989)	7,289,879	—	—	4,890,891	—	(147,039,853)	—	(134,859,083)
10/31/2012	1,900,630	—	716,678	(8,267,004)	—	(5,649,696)	19,262,272	321,337	—	6,736,773	—	(82,295,214)	—	(55,974,832)
Class W
4/30/2013	—	—	197	(2,322)	—	(2,125)	—	—	—	2,079	—	(24,928)	—	(22,849)
10/31/2012	2,195	—	413	(30,318)	—	(27,710)	20,689	403	—	3,889	—	(300,118)	—	(275,137)
Russia
Class A
4/30/2013	129,162	—	44,011	(1,352,437)	—	(1,179,264)	4,325,666	—	—	1,447,130	21,581	(44,215,168)	—	(38,420,791)
10/31/2012	486,919	—	—	(2,470,645)	—	(1,983,726)	15,853,700	—	—	—	122,278	(77,879,747)	—	(61,903,769)
Class I
4/30/2013	48,985	—	1,175	(81,189)	—	(31,029)	1,620,568	—	—	38,949	—	(2,683,595)	—	(1,024,078)
10/31/2012	252,713	—	—	(291,136)	—	(38,423)	8,205,811	—	—	—	10,849	(9,318,184)	—	(1,101,524)
Class W
4/30/2013	1,210	—	12	(517)	—	705	39,122	—	—	408	185	(16,657)	—	23,058
10/31/2012	2,374	—	—	(419)	—	1,955	69,952	—	—	—	204	(12,552)	—	57,604

NOTE 13 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Diversified International is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation (Diversified Emerging Markets Debt, Diversified International and Global Perspectives). Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser or Sub-Adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Investment by Funds-of-Funds (Certain Funds). Certain Funds’ shares may be purchased by other investment companies. In some cases, a Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Fund and will attempt to minimize any adverse effects on the Funds and the Fund-of-Funds as a result of these transactions. So long as a Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Investments/Developing and Emerging Markets Risk (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds and Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 13 — CONCENTRATION OF RISKS (continued)

affect the value of the investments and earnings of the Funds and Underlying Funds. Foreign investments may also subject the Funds and Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ and Underlying Funds’ investments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Non-Diversified (Global Bond and Russia). Certain of the Funds are classified as non-diversified investment companies under the 1940 Act, which means that they are not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund. The investment of a large percentage of a Fund’s assets in the securities of a small number of issuers may cause a Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 14 — SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At April 30, 2013, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Cash Collateral Received
International Small Cap	$3,445,324	$3,655,571
International Value Equity	575,291	588,266
Russia	6,530,864	7,684,288

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended April 30, 2013	Year Ended October 31, 2012
	Ordinary Income	Ordinary Income	Long-term Capital Gain	Return of Capital
Diversified Emerging Markets Debt	$8,964	$—	$—	$—
Diversified International	1,749,755	1,060,003	—	—
Global Bond	16,687,802	27,988,289	6,774,863	10,078,625
International Small Cap	4,393,881	5,339,421	—	—
International Value Choice	371,925	774,425	—	—
International Value Equity	682,420	32,521,474	29,040,761	—
International Value	11,769,717	18,093,661	—	—
Russia	1,710,079	—	—	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2012 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Diversified International	$526,968	$(178,380)	$2,898,366	$(28,060,058)	Short-term	2016
				(93,445,922)	Short-term	2017
				(33,117,873)	Short-term	2018
				(824,702)	Short-term	2019
				(418,596)	Short-term	None
				(6,148,582)	Long-term	None
				$(162,015,733)
Global Bond	—	—	12,336,465	—	N/A	N/A
International Small Cap	4,278,857	—	11,334,106	(77,906,737)	Short-term	2016
				(202,973,948)	Short-term	2017
				(1,355,837)	Short-term	None
				$(282,236,522)
International Value Choice	365,853	—	(2,284,541)	(14,545,893)	Short-term	2017
				(359,381)	Short-term	2019
				(2,490,915)	Long-term	None
				$(17,396,189)
International Value Equity	681,489	—	(27,177,137)	(9,135,728)	Short-term	None
				(25,904,849)	Long-term	None
				$(35,040,577)
International Value	11,410,427	—	(45,848,330)	(810,539,013)	Short-term	2017
				(70,133,094)	Short-term	2018
				(8,757,263)	Short-term	2019
				(12,866,873)	Short-term	None
				(51,613,608)	Long-term	None
				$(953,909,851)
Russia	982,885	—	41,515,751	(66,111,223)	Short-term	2017
				(21,810,157)	Short-term	2018
				(2,925,627)	Short-term	None
				$(90,847,007)

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of April 30, 2013, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

On July 20, 2005, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against CIBC World Markets Corp. and Canadian Imperial Holdings Inc. (collectively “Respondents”). As part of the settlement, the Respondents have established the Distribution Fund (“Fund”) for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondents, as described in the order. The Fund is comprised of disgorgement in the amount of $125 million which was paid by the Respondents. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $125 million plus interest earned by the Fund.

On December 5, 2011, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, the following funds received:

International Small Cap	$821,983
International Value Equity	$364,932
International Value	$860,591

NOTE 17 — SUBSEQUENT EVENTS

Restructuring Plan

The Investment Adviser, ING IM, the Administrator and the Distributor are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. ING U.S. is a majority-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). On May 1, 2013, this Registration Statement including subsequent amendments became effective and the IPO was priced. The IPO closed on May 7, 2013. ING Groep continues to own a majority of the common stock of ING U.S. ING Groep intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser(s) provide services to the Funds. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Funds in connection with the IPO. In addition, shareholders of the Funds have been asked to approve new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. Shareholders of Global Perspectives approved an advisory and affiliated sub-advisory agreement on April 29, 2013 and shareholders of Diversified Emerging Markets Debt, Global Bond and International Small Cap approved new advisory and affiliated sub-advisory agreements (as applicable) on May 13, 2013. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S. Shareholders of Diversified International, International Value Equity, International Value and Russia have not yet approved new advisory and affiliated sub-advisory agreements.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 17 — SUBSEQUENT EVENTS (continued)

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s and affiliated entities loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a stand-alone entity, are a publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and their operations.

Proposals

At a meeting of the Board on January 10, 2013, the Board nominated 13 individuals (collectively, the “Nominees”) for election as Trustees of the Trust. The Nominees include Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, Roger B. Vincent and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Albert E. DePrince, Jr., Russell H. Jones, Martin J. Gavin, and Joseph E. Obermeyer, each of whom is not currently a member of the Board, but who serves as a director or trustee to other investment companies in the ING Fund complex. The Nominees were approved by shareholders on May 13, 2013. The election of the Nominees is effective on May 21, 2013. These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund complex, and the Investment Adviser to the Funds to consolidate the membership of the boards so that the same members serve on each board in the ING Fund complex. The result is that all ING Funds will be governed by a board made up of the same individuals.

Reorganization

On September 6, 2012, the Board of International Value Choice approved a proposal to reorganize the Fund with and into ING International Value Equity Fund. The proposal was approved by shareholders on March 14, 2013. The merger is expected to take place on or about July 13, 2013.

Dividends

Subsequent to April 30, 2013, the following Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Global Bond
Class A	$0.0353	May 2, 2013	April 30, 2013
Class B	$0.0281	May 2, 2013	April 30, 2013
Class C	$0.0283	May 2, 2013	April 30, 2013
Class I	$0.0383	May 2, 2013	April 30, 2013
Class O	$0.0354	May 2, 2013	April 30, 2013
Class R	$0.0328	May 2, 2013	April 30, 2013
Class W	$0.0377	May 2, 2013	April 30, 2013
Class A	$0.0353	June 4, 2013	May 31, 2013
Class B	$0.0283	June 4, 2013	May 31, 2013
Class C	$0.0282	June 4, 2013	May 31, 2013
Class I	$0.0384	June 4, 2013	May 31, 2013
Class O	$0.0355	June 4, 2013	May 31, 2013
Class R	$0.0335	June 4, 2013	May 31, 2013
Class W	$0.0379	June 4, 2013	May 31, 2013

Line of Credit

Pursuant to an agreement dated May 24, 2013, all funds included in this report, in addition to certain other funds managed by the Investment Adviser or an affiliate of the investment adviser, have entered into an unsecured committed revolving line of credit with BNY for an aggregate amount of $200,000,000. This agreement supersedes the Credit Agreement that was in place at April 30, 2013.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED)

ING DIVERSIFIED EMERGING MARKETS DEBT FUND

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 87.0%
	Affiliated Investment Companies: 87.0%
8,361	ING Emerging Markets Corporate Debt Fund — Class P	$88,372	8.4
41,572	ING Emerging Markets Hard Currency Sovereign Debt Fund — Class P	430,267	40.9
37,550	ING Emerging Markets Local Currency Debt Fund — Class P	395,779	37.7

	Total Mutual Funds
	(Cost $891,303)	914,418	87.0

SHORT-TERM INVESTMENTS: 4.5%
	Mutual Funds: 4.5%
47,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $47,000)	$47,000	4.5

	Total Short-Term Investments
	(Cost $47,000)	47,000	4.5

	Total Investments in Securities (Cost $938,303)	$961,418	91.5
	Assets in Excess of Other Liabilities	88,847	8.5
	Net Assets	$1,050,265	100.0

Cost for federal income tax purposes is $938,420.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$22,998
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$22,998

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Mutual Funds	$914,418	$—	$—	$914,418
Short-Term Investments	47,000	—	—	47,000
Total Investments, at fair value	$961,418	$—	$—	$961,418

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED)

ING DIVERSIFIED INTERNATIONAL FUND

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 4.4%
76,400	iShares MSCI EAFE Value Index	$4,038,504	4.4

	Total Exchange- Traded Funds
	(Cost $3,602,870)	4,038,504	4.4

MUTUAL FUNDS: 95.6%
	Affiliated Investment Companies: 95.6%
1,193,495	ING Emerging Markets Equity Fund — Class I	13,796,804	15.1
3,550,944	ING International Core Fund — Class I	36,574,719	40.1
1,662,037	ING International Growth Fund — Class I	18,265,783	20.0
107,812	ING International SmallCap Fund — Class I	4,584,158	5.0
1,219,091	ING International Value Fund — Class I	14,019,546	15.4

	Total Mutual Funds
	(Cost $74,547,031)	87,241,010	95.6

	Total Investments in Securities (Cost $78,149,901)	$91,279,514	100.0
	Liabilities in Excess of Other Assets	(24,589)	—
	Net Assets	$91,254,925	100.0

Cost for federal income tax purposes is $79,666,648.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$11,612,866
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$11,612,866

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Exchange-Traded Funds	$4,038,504	$—	$—	$4,038,504
Mutual Funds	87,241,010	—	—	87,241,010
Total Investments, at fair value	$91,279,514	$—	$—	$91,279,514

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act. The following table provides transactions during the six months ended April 30, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 10/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 4/30/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Emerging Markets Equity Fund — Class I	$14,559,150	$797,061	$(2,298,115)	$738,708	$13,796,804	$23,976	$258,860	$—
ING International Core Fund — Class I	38,882,434	912,723	(7,008,999)	3,788,561	36,574,719	527,047	(190,398)	192,712
ING International Growth Fund — Class I	19,418,723	537,131	(3,630,931)	1,940,860	18,265,783	311,635	69,752	—
	$72,860,307	$2,246,915	$(12,938,045)	$6,468,129	$68,637,306	$862,658	$138,214	$192,712

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 20.0%
		Bermuda: 0.1%
1,000,000	#	NCL Corp. Ltd., 5.000%, 02/15/18	$1,043,750	0.1

		Brazil: 1.2%
BRL 4,000,000	#	Banco Votorantim SA, 6.250%, 05/16/16	2,341,570	0.3
2,400,000	#	BC Luxco 1 SA, 7.375%, 01/29/20	2,508,000	0.3
1,575,000	#	Itau Unibanco Holding SA/Cayman Island, 5.125%, 05/13/23	1,639,969	0.2
500,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	555,000	0.1
1,028,750	#	QGOG Atlantic/Alaskan Rigs Ltd., 5.250%, 07/30/18	1,078,644	0.1
1,340,000		Other Securities	1,459,848	0.2
			9,583,031	1.2

		Canada: 0.2%
1,000,000	#	Bombardier, Inc., 6.125%, 01/15/23	1,086,250	0.1
822,000		Other Securities	830,937	0.1
			1,917,187	0.2

		Cayman Islands: 0.2%
665,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	756,437	0.1
750,000		Other Securities	818,438	0.1
			1,574,875	0.2

		Chile: 0.1%
375,000	#	Automotores Gildemeister SA, 6.750%, 01/15/23	385,313	0.1

		China: 0.0%
250,000	#	Mega Advance Investments Ltd., 6.375%, 05/12/41	324,636	0.0

		Colombia: 0.3%
1,500,000	#	Colombia Telecomunicaciones SA ESP, 5.375%, 09/27/22	1,507,500	0.2
719,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	803,483	0.1
			2,310,983	0.3

		Dominican Republic: 0.1%
1,000,000	#	Banco de Reservas de LA Republica Dominicana, 7.000%, 02/01/23	1,028,500	0.1

		Hong Kong: 0.2%
1,500,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	1,616,250	0.2

		India: 0.3%
1,300,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	1,384,799	0.2
1,392,000	#	Reliance Industries Ltd., 5.875%, 12/31/49	1,381,560	0.1
			2,766,359	0.3

		Ireland: 0.0%
250,000	#	Ardagh Packaging Finance PLC, 7.375%, 10/15/17	276,562	0.0

		Italy: 0.0%
277,000		Other Securities	291,251	0.0

		Kazakhstan: 0.2%
1,000,000	#	Development Bank of Kazakhstan JSC, 4.125%, 12/10/22	990,500	0.1
750,000	#	KazMunayGas National Co. JSC, 4.400%, 04/30/23	754,366	0.1
			1,744,866	0.2

		Mexico: 0.3%
875,000	#	BBVA, 6.750%, 09/30/22	1,008,438	0.1
1,175,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	1,280,750	0.2
			2,289,188	0.3

		Netherlands: 0.2%
325,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	346,125	0.0
1,133,000		Other Securities	1,289,899	0.2
			1,636,024	0.2

		Paraguay: 0.3%
2,600,000	#	Telefonica Celular del Paraguay SA, 6.750%, 12/13/22	2,840,500	0.3

		Russia: 0.4%
1,150,000	#	EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	1,183,350	0.1
1,300,000	#	Rosneft Oil Co. via Rosneft International Finance Ltd., 4.199%, 03/06/22	1,309,750	0.2
400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	456,500	0.1
			2,949,600	0.4

		South Africa: 0.0%
100,000		Other Securities	100,923	0.0

		Switzerland: 0.2%
1,143,000		Other Securities	1,327,809	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Turkey: 0.1%
500,000	#	Turkiye Is Bankasi, 6.000%, 10/24/22	$548,750	0.1

		United Arab Emirates: 0.6%
1,100,000	#	Abu Dhabi National Energy Co., 2.500%, 01/12/18	1,118,700	0.1
1,080,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	1,291,950	0.2
732,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	869,250	0.1
1,611,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	1,913,062	0.2
			5,192,962	0.6

		United Kingdom: 1.0%
627,000	#	Barclays Bank PLC, 6.050%, 12/04/17	712,782	0.1
250,000	#	Ineos Finance PLC, 8.375%, 02/15/19	282,813	0.0
665,000	#	Lloyds TSB Bank PLC, 6.500%, 09/14/20	761,067	0.1
936,000	#	Standard Chartered PLC, 3.950%, 01/11/23	958,337	0.1
5,500,000		Other Securities	5,691,537	0.7
			8,406,536	1.0

		United States: 14.0%
3,762,000		AT&T, Inc., 2.500%–5.350%, 08/15/15–09/01/40	4,074,367	0.5
1,750,000		Bank of America Corp., 5.420%–5.625%, 03/15/17–07/01/20	2,064,393	0.2
2,749,000	#	Barrick North America Finance LLC, 5.750%, 05/01/43	2,772,996	0.3
250,000	#	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 7.125%, 11/15/19	258,750	0.0
3,423,000		Citigroup, Inc., 4.050%–8.500%, 09/15/14–07/30/22	3,691,299	0.4
2,641,000		Comcast Corp., 5.700%–6.550%, 05/15/18–07/01/39	3,315,722	0.4
2,159,000	#	COX Communications, Inc., 2.950%, 06/30/23	2,159,274	0.3
560,000	#	DISH DBS Corp., 4.250%, 04/01/18	553,000	0.1
1,000,000	#	Eagle Spinco, Inc., 4.625%, 02/15/21	1,053,750	0.1
1,128,000	#	Freeport-McMoRan Copper & Gold, Inc., 3.875%, 03/15/23	1,139,461	0.1

600,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	673,500	0.1
2,493,000		General Electric Capital Corp., 4.375%, 09/16/20	2,833,075	0.3
549,000		General Electric Capital Corp., 6.750%, 03/15/32	720,826	0.1
1,601,000		General Electric Co., 2.700%, 10/09/22	1,652,539	0.2
991,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	1,184,227	0.1
3,625,000		JPMorgan Chase & Co., 3.375%–5.875%, 06/13/16–05/01/23	3,933,674	0.5
500,000	#	Kinder Morgan Finance Co., LLC, 6.000%, 01/15/18	557,903	0.1
500,000	#	Lennar Corp., 4.125%, 12/01/18	511,250	0.1
2,153,000		Morgan Stanley, 3.750%–7.300%, 05/13/19–02/25/23	2,353,970	0.3
1,000,000	#	Nielsen Finance, LLC/ Nielsen Finance Co., 4.500%, 10/01/20	1,026,250	0.1
1,100,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,292,500	0.2
2,186,000		Time Warner, Inc., 5.875%–6.500%, 11/15/36–11/15/40	2,650,868	0.3
1,325,000	#	Turlock Corp., 4.150%, 11/02/42	1,352,523	0.2
400,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	444,000	0.1
720,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	819,000	0.1
735,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	819,525	0.1
65,176,000		Other Securities	72,095,080	8.7
			116,003,722	14.0

		Total Corporate Bonds/Notes
		(Cost $155,316,488)	166,159,577	20.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 7.9%
		United States: 7.9%
1,685,000	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	1,787,806	0.2
1,578,283		Banc of America Alternative Loan Trust, 4.750%, 02/25/19	1,590,324	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
710,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.359%, 09/10/47	$763,963	0.1
309,839		Banc of America Funding Corp., 5.750%, 10/25/35–11/25/35	310,966	0.0
2,030,000	#	BB-UBS Trust, 2.892%, 06/05/30	2,087,853	0.3
770,857		Bear Stearns Adjustable Rate Mortgage Trust, 2.643%, 08/25/35	776,490	0.1
2,644,200	#	Bear Stearns Commercial Mortgage Securities, 5.483%, 07/11/42	2,726,179	0.3
1,033,000	#	Bear Stearns Commercial Mortgage Securities, 5.765%, 04/12/38	1,094,011	0.2
5,940,333	ˆ	COMM 2013-LC6 Mortgage Trust, 1.959%, 01/10/46	657,572	0.1
5,462,647	ˆ	Commercial Mortgage Pass Through Certificates, 2.090%, 12/10/45	668,818	0.1
5,942,491	ˆ	Commercial Mortgage Pass Through Certificates, 2.173%, 10/15/45	781,622	0.1
8,041,966	ˆ	Commercial Mortgage Pass Through Certificates, 2.429%, 05/15/45	1,102,389	0.1
1,434,062	#	Credit Suisse Mortgage Capital Certificates, 4.677%, 07/27/37	1,446,010	0.2
660,000	#	CSMC Series 2009-RR3, 5.342%, 12/15/43	749,090	0.1
531,118	#	First Union National Bank Commercial Mortgage, 6.000%, 12/12/33	533,798	0.1
553,000		GS Mort Sec Corp. II Commercial Mort Ps Thr Cert Ser 2004-GG2, 5.826%, 08/10/38	512,072	0.1
6,038,246	ˆ	GS Mortgage Securities Corp. II, 2.567%, 11/10/45	911,509	0.1
1,620,000	#	GS MTG, 1.048%, 11/08/29	1,632,141	0.2
1,630,000	#	Heller Financial Commercial Mortgage Asset, 6.500%, 05/15/31	1,652,755	0.2

1,090,000	#	JP Morgan Chase Com Mort Sec Corp. Ps Thr Certs Ser 2003-LN1, 5.690%, 10/15/37	947,084	0.1
9,219,645	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 2.102%, 12/15/47	1,117,474	0.2
5,440,000	#,ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 0.447%, 12/15/47	166,126	0.0
111,043		JP Morgan Chase Commerical Mortgage Securities Corp., 5.247%, 01/12/43	112,005	0.0
269,156	#	JPMorgan Chase Commerical Mortgage Securities Corp., 6.135%, 07/12/37	269,939	0.0
156,356		JP Morgan Chase Commercial Mortgage Securities Corp., 4.903%, 10/15/42	156,273	0.0
850,000		LB-UBS Commercial Mortgage Trust 2005-C3, 5.013%, 07/15/40	728,492	0.1
1,180,000	#	LB-UBS Commercial Mortgage Trust, 5.224%, 07/15/37	1,161,965	0.1
453,000	#	LB-UBS Commercial Mortgage Trust, 5.413%, 02/15/40	410,418	0.1
4,549,455		LB-UBS Commercial Mortgage Trust, 4.943%–6.082%, 10/15/36–07/15/40	4,708,823	0.5
GBP 2,841,000		MBNA Credit Card Master Note Trust, 6.100%, 10/19/15	4,428,790	0.5
8,260,617	ˆ	Morgan Stanley Bank of America Merrill Lynch Trust, 1.666%, 12/15/48	700,628	0.1
1,520,000		Morgan Stanley Capital I, Inc., 5.542%, 06/15/38	1,569,110	0.2
1,450,000	#	Morgan Stanley Capital I, Inc., 3.629%, 01/11/32	1,486,844	0.2
1,020,000	#	Morgan Stanley Capital I, 5.420%, 09/15/47	1,130,938	0.1
930,000	#	Morgan Stanley Capital I, 5.420%, 09/15/47	1,008,616	0.1
1,330,000	#	Morgan Stanley Capital I, 5.626%, 01/13/41	1,346,263	0.2
2,650,000	#	Morgan Stanley Reremic Trust, 5.466%, 12/17/43	2,706,825	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
3,582,252		Morgan Stanley Capital I, 5.172%–5.763%, 01/14/42–04/12/49	$3,696,637	0.4
370,000	#	Motel 6 Trust, 1.948%, 10/05/25	376,407	0.0
960,000	#	RBSCF Trust, 5.305%, 01/16/49	973,089	0.1
2,080,000	#	Salomon Brothers Mortgage Securities VII, Inc., 7.000%, 05/18/32	2,105,109	0.3
11,888,710	#, ˆ	UBS-Barclays Commercial Mortgage Trust, 2.359%, 08/10/49	1,675,023	0.2
11,198,846	#, ˆ	Wells Fargo Commercial Mortgage Trust, 2.314%, 10/15/45	1,525,031	0.2
377,042		Wells Fargo Mortgage Backed Securities Trust, 5.000%, 11/25/36	389,107	0.0
5,217,807	#, ˆ	Wells Fargo Mortgage Backed Securities Trust, 2.410%, 08/15/45	694,912	0.1
1,430,255		Wells Fargo Mortgage-Backed Securities Trust, 5.330%, 08/25/35	1,442,773	0.2
6,406,784		Other Securities	6,442,949	0.8

		Total Collateralized Mortgage Obligations
		(Cost $64,112,350)	65,263,018	7.9

FOREIGN GOVERNMENT BONDS: 43.8%
		Angola: 0.1%
1,000,000		Other Securities	1,102,500	0.1

		Argentina: 0.5%
880,000		City of Buenos Aires, 9.950%, 03/01/17	783,200	0.1
5,929,826		Argentina Government International Bond, 2.500%–8.280%, 09/12/13–12/31/38	3,605,422	0.4
			4,388,622	0.5

		Aruba: 0.1%
470,000	#	Aruba Government Bond, 4.625%, 09/14/23	489,505	0.1

		Austria: 0.9%
EUR 4,940,000	#	Austria Government Bond, 3.200%, 02/20/17	7,210,749	0.9

		Azerbaijan: 0.1%
840,000		Other Securities	905,100	0.1

		Belarus: 0.3%
2,373,000		Other Securities	2,506,968	0.3

		Belgium: 1.1%
EUR 7,030,000		Belgium Government Bond, 1.250%, 06/22/18	9,456,749	1.1

		Belize: 0.1%
1,486,000	#	Belize Government International Bond, 5.000%, 02/20/38	1,051,345	0.1

		Brazil: 7.0%
BRL 106,917,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	54,470,639	6.6
3,615,000		Brazilian Government International Bond, 2.625%, 01/05/23	3,613,192	0.4
320,000		Other Securities	334,237	0.0
			58,418,068	7.0

		Canada: 0.0%
CAD 30,000		Other Securities	39,677	0.0

		Chile: 0.2%
450,000	#	Corp Nacional del Cobre de Chile, 4.250%, 07/17/42	440,176	0.1
770,000		Other Securities	832,840	0.1
			1,273,016	0.2

		Colombia: 0.3%
1,543,000		Other Securities	2,115,097	0.3

		Costa Rica: 0.1%
750,000	#	Costa Rica Government International Bond, 4.250%–5.625%, 01/26/23–04/30/43	770,200	0.1

		Croatia: 0.3%
2,400,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	2,562,000	0.3
300,000		Other Securities	340,500	0.0
			2,902,500	0.3

		Dominican Republic: 1.0%
DOP 50,000,000		Dominican Republic International Bond, 14.000%, 10/18/19	1,301,003	0.1
DOP 116,000,000		Dominican Republic International Bond, 15.500%, 04/19/19	3,182,434	0.4
DOP 158,000,000	#	Dominican Republic International Bond, 14.000%, 10/18/19	4,111,169	0.5
			8,594,606	1.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		Ecuador: 0.1%
800,000		Other Securities	$844,000	0.1

		Gabon: 0.2%
1,200,000		Other Securities	1,470,000	0.2

		Germany: 3.6%
EUR 4,470,000		Bundesrepublik Deutschland, 1.500%, 09/04/22	6,079,113	0.7
EUR 5,120,000		Bundesrepublik Deutschland, 2.500%, 07/04/44	7,385,111	0.9
EUR 10,590,000		Bundesrepublik Deutschland, 4.000%, 01/04/18	16,358,065	2.0
			29,822,289	3.6

		Guatemala: 0.2%
744,000		Guatemala Government Bond, 8.125%, 10/06/34	1,004,400	0.1
400,000	#	Guatemala Government Bond, 4.875%, 02/13/28	408,000	0.1
			1,412,400	0.2

		Hungary: 0.2%
1,804,000		Other Securities	1,973,765	0.2

		Indonesia: 0.4%
2,485,000		Indonesia Government International Bond, 5.250%–11.625%, 03/04/19–01/17/42	3,343,938	0.4

		Iraq: 0.1%
700,000		Other Securities	644,000	0.1

		Ivory Coast: 0.1%
1,232,000		Other Securities(a)	1,185,800	0.1

		Japan: 1.3%
JPY 980,700,000		Japan Government Thirty Year Bond, 1.800%, 03/20/43	10,474,421	1.3

		Kazakhstan: 0.1%
670,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	795,625	0.1

		Latvia: 0.1%
600,000	#	Republic of Latvia, 2.750%, 01/12/20	601,500	0.1

		Lebanon: 0.2%
1,725,000		Other Securities	1,770,500	0.2

		Lithuania: 0.2%
800,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	903,000	0.1
600,000		Other Securities	768,150	0.1
			1,671,150	0.2

		Malaysia: 2.1%
MYR 14,139,000	Z	Bank Negara Malaysia Monetary Notes, 2.790%, 10/22/13	4,585,037	0.5
MYR 40,020,000		Malaysia Government Bond, 3.461%, 07/31/13	13,167,310	1.6
			17,752,347	2.1

		Mexico: 0.7%
359,000	#	Comision Federal de Electricidad, 5.750%, 02/14/42	407,465	0.0
2,520,000		Pemex Project Funding Master Trust, 6.625%, 06/15/35–06/15/38	3,188,943	0.4
514,000	#	Petroleos Mexicanos, 3.500%, 01/30/23	524,280	0.1
1,358,000		Other Securities	1,625,805	0.2
			5,746,493	0.7

		Mongolia: 0.0%
200,000	#	Mongolia Government International Bond, 5.125%, 12/05/22	190,000	0.0

		Morocco: 0.2%
1,000,000	#	Morocco Government International Bond, 4.250%, 12/11/22	1,041,250	0.1
500,000		Other Securities	520,625	0.1
			1,561,875	0.2

		Namibia: 0.1%
600,000		Other Securities	673,500	0.1

		Netherlands: 4.6%
EUR 28,140,000	#	Netherlands Government Bond, 1.250%, 01/15/18	38,257,103	4.6

		Nigeria: 1.1%
NGN 1,280,500,000	Z	Nigeria Government Bond, 7.000%–11.440%, 09/26/13–10/23/19	7,291,361	0.9
NGN 257,300,000		Other Securities	1,627,597	0.2
			8,918,958	1.1

		Panama: 0.2%
1,425,000		Other Securities	1,676,813	0.2

		Paraguay: 0.2%
1,800,000	#	Republic of Paraguay, 4.625%, 01/25/23	1,845,000	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		Peru: 1.8%
2,000,000	#	El Fondo Mivivienda SA, 3.500%, 01/31/23	$1,996,000	0.3
PEN 4,200,000	#	Peruvian Government International Bond, 6.950%, 08/12/31	1,983,360	0.2
PEN 8,400,000	#	Peruvian Government International Bond, 7.840%, 08/12/20	3,984,518	0.5
PEN 11,350,000	#	Peruvian Government International Bond, 8.200%, 08/12/26	5,987,380	0.7
510,000		Peruvian Government International Bond, 5.625%, 11/18/50	656,625	0.1
			14,607,883	1.8

		Philippines: 0.5%
2,306,000		Philippine Government International Bond, 4.000%–6.375%, 01/15/21–01/15/32	2,766,644	0.4
650,000		Other Securities	987,187	0.1
			3,753,831	0.5

		Poland: 0.2%
1,645,000		Other Securities	1,730,014	0.2

		Republic Of Serbia: 0.1%
1,100,000	#	Republic of Serbia, 4.875%–5.250%, 11/21/17–02/25/20	1,158,150	0.1

		Romania: 0.2%
570,000	#	Romanian Government International Bond, 4.375%, 08/22/23	592,771	0.1
808,000		Other Securities	993,315	0.1
			1,586,086	0.2

		Russia: 5.5%
RUB 155,100,000	#	AHML Finance Ltd., 7.750%, 02/13/18	5,073,813	0.6
750,000		Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	804,000	0.1
2,400,000	#	Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	2,572,800	0.3
RUB 787,697,000		Russian Federal Bond — OFZ, 7.050%, 01/19/28	26,096,966	3.2
RUB 223,332,000		Russian Federal Bond — OFZ, 8.150%, 02/03/27	8,134,401	1.0
1,480,250		Russian Foreign Bond — Eurobond, 5.625%–7.500%, 03/31/30–04/04/42	1,838,115	0.2
600,000		Other Securities	668,250	0.1
			45,188,345	5.5

		Rwanda: 0.1%
750,000	#	Rwanda International Government Bond, 6.625%, 05/02/23	736,026	0.1

		South Africa: 1.9%
ZAR 5,000,000		South Africa Government Bond, 7.250%, 01/15/20	597,615	0.0
ZAR 105,479,700		South Africa Government Bond, 8.750%, 02/28/48	13,149,140	1.6
2,400,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	2,396,472	0.3
			16,143,227	1.9

		South Korea: 0.1%
500,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15	538,570	0.1

		Sri Lanka: 0.1%
600,000	#	Sri Lanka Government International Bond, 5.875%, 07/25/22	637,500	0.1

		Tanzania: 0.2%
1,200,000		Other Securities	1,261,500	0.2

		Thailand: 1.3%
THB 227,800,000		Thailand Government Bond, 3.125%, 12/11/15	7,819,773	0.9
THB 97,027,000		Thailand Government Bond, 3.775%, 06/25/32	3,288,934	0.4
THB 1,600,000		Thailand Government Bond, 5.250%, 05/12/14	55,894	0.0
			11,164,601	1.3

		Trinidad And Tobago: 0.2%
1,295,958		Other Securities	1,406,115	0.2

		Turkey: 0.5%
2,556,000		Turkey Government Bond, 7.375%, 02/05/25	3,418,650	0.4
800,000		Turkey Government International Bond, 4.875%, 04/16/43	826,000	0.1
			4,244,650	0.5

		Ukraine: 0.4%
2,350,000		Ukraine Government International Bond, 9.250%, 07/24/17	2,520,375	0.3
800,000	#	Ukraine Government International Bond, 7.500%, 04/17/23	776,000	0.1
			3,296,375	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		United Kingdom: 1.7%
GBP 2,280,000		United Kingdom Gilt, 1.000%, 09/07/17	$3,601,215	0.4
GBP 2,700,000		United Kingdom Gilt, 1.750%, 09/07/22	4,223,612	0.5
GBP 3,180,000		United Kingdom Gilt, 4.500%, 12/07/42	6,387,672	0.8
GBP 10,000		United Kingdom Gilt, 5.000%, 09/07/14	16,532	0.0
			14,229,031	1.7

		Uruguay: 0.1%
493,404		Other Securities	749,234	0.1

		Venezuela: 0.7%
3,280,400		Petroleos de Venezuela SA, 9.000%, 11/17/21	3,108,179	0.4
3,058,900		Petroleos de Venezuela SA, 4.900%–8.500%, 10/28/14–11/02/17	2,960,627	0.3
			6,068,806	0.7

		Vietnam: 0.1%
440,000		Other Securities	524,700	0.1

		Total Foreign Government Bonds
		(Cost $356,975,514)	362,880,823	43.8

ASSET-BACKED SECURITIES: 4.6%
		Cayman Islands: 4.6%
2,000,000	#	Apidos CDO II, 1.076%, 12/21/18	1,887,224	0.2
1,570,000	#	Ares XII CLO Ltd., 2.288%, 11/25/20	1,510,707	0.2
2,561,377	#	Avalon Capital Ltd. 3, 0.558%, 02/24/19	2,551,480	0.3
2,195,000	#	BlackRock Senior Income Series, 1.330%, 09/15/16	2,177,157	0.3
3,445,266	#	Emporia Preferred Funding II Corp., 0.557%, 10/18/18	3,414,241	0.4
3,375,000	#	Gulf Stream — Compass CLO 2005-II Ltd, 1.075%, 01/24/20	3,211,896	0.4
1,000,000	#	Halcyon Structured Asset Management CLO I Ltd., 1.989%, 05/21/18	980,633	0.1
825,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 Ltd., 0.723%, 08/07/21	789,950	0.1
184,657	#	Landmark III CDO Ltd, 2.027%, 01/15/16	184,726	0.0
1,225,000	#	Landmark IV CDO Ltd, 1.380%, 12/15/16	1,224,827	0.1

2,175,000	#	Landmark IV CDO Ltd, 2.430%, 12/15/16	2,163,712	0.3
764,423	#	Lightpoint CLO Ltd., 0.540%, 09/15/17	756,676	0.1
3,785,000	#	Madison Park Funding I Ltd., 1.045%, 05/10/19	3,719,565	0.5
3,460,000	#	Madison Park Funding I Ltd., 2.175%, 05/10/19	3,396,543	0.4
2,418,760	#	Sagamore CLO Ltd, 1.777%, 10/15/15	2,419,930	0.3
600,000	#	Stanfield Bristol CLO Ltd, 0.740%, 10/15/19	579,589	0.1
2,000,000	#	Venture III CDO Ltd, 1.876%, 01/21/16	2,001,532	0.2
3,275,000	#	Venture IV CDO Ltd, 1.440%, 08/15/16	3,254,829	0.4
1,900,000	#	Whitney CLO Ltd, 2.387%, 03/01/17	1,898,980	0.2

		Total Asset-Backed Securities
		(Cost $38,096,894)	38,124,197	4.6

U.S. TREASURY OBLIGATIONS: 12.2%
		U.S. Treasury Bonds: 4.2%
13,858,000		2.000%, due 02/15/23	14,267,241	1.7
21,661,000		2.750%, due 11/15/42	21,048,405	2.5
			35,315,646	4.2

		U.S. Treasury Notes: 8.0%
7,683,000		0.125%, due 04/30/15	7,670,999	0.9
8,749,000		0.250%, due 04/15/16	8,735,334	1.1
11,758,000		0.625%, due 04/30/18	11,730,439	1.4
11,913,000		0.750%, due 03/31/18	11,966,978	1.4
11,276,000		1.125%, due 03/31/20	11,305,949	1.4
14,797,000		1.125%, due 04/30/20	14,833,993	1.8
			66,243,692	8.0

		Total U.S. Treasury Obligations
		(Cost $100,598,610)	101,559,338	12.2

U.S. GOVERNMENT AGENCY OBLIGATIONS: 10.6%
		Federal Home Loan Mortgage Corporation: 2.6%##
2,854,594		0.599%, due 08/15/36	2,880,920	0.3
4,525,228		0.649%, due 06/15/37	4,566,559	0.6
4,701,509	ˆ	5.000%, due 02/15/40	809,003	0.1
11,659,051	ˆ	5.801%, due 05/15/36	1,555,350	0.2
8,304,880	ˆ	5.851%, due 07/15/40	1,492,315	0.2
17,070,811	ˆ	6.351%, due 05/15/41	3,824,582	0.5
13,560,507	ˆ	6.451%, due 02/15/41	2,595,313	0.3
3,109,753		3.500%–5.500%, due 11/15/32–04/01/43	3,339,504	0.4
			21,063,546	2.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: 5.2%##
4,860,120		0.820%, due 12/25/36	$4,916,878	0.6
3,000,000		3.000%, due 01/25/38	3,252,270	0.4
19,522,000	W	3.500%, due 12/25/40	20,806,183	2.5
7,981,839	ˆ	5.000%, due 05/25/18	591,869	0.1
4,529,394	ˆ	6.250%, due 02/25/42	1,086,998	0.1
11,049,370		4.500%–32.449%, due 04/25/33–09/01/41	12,683,786	1.5
			43,337,984	5.2

		Government National Mortgage Association: 2.8%
9,246,000	W	3.000%, due 06/01/43	9,813,762	1.2
19,729,364	ˆ	4.000%, due 08/16/26	2,157,300	0.2
5,983,733	ˆ	4.000%, due 04/20/38	700,993	0.1
12,574,265	ˆ	4.500%, due 12/20/37	1,441,896	0.2
3,966,481	ˆ	5.000%, due 11/20/39	551,351	0.1
8,610,459	ˆ	5.000%, due 10/20/40	1,030,488	0.1
6,477,919		0.719%–24.568%, due 03/20/37–10/20/60	7,725,056	0.9
			23,420,846	2.8

		Total U.S. Government Agency Obligations
		(Cost $85,714,642)	87,822,376	10.6

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.3%
		Options on Currencies: 0.3%
81,800,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.280, Exp. 09/09/13 Counterparty: Barclays Bank PLC	825,333	0.1
16,200,000	@	USD Put vs. JPY Call Currency Option, Strike @ 91.000, Exp. 06/10/13 Counterparty: Deutsche Bank AG	15,002	0.0
40,800,000	@	USD Put vs. JPY Call Currency Option, Strike @ 90.000, Exp. 05/16/13 Counterparty: Deutsche Bank AG	1,175	0.0
40,300,000	@	USD Put vs. JPY Call Currency Option, Strike @ 92.500, Exp. 06/13/13 Counterparty: Barclays Bank PLC	88,678	0.0
41,200,000	@	USD Put vs. JPY Call Currency Option, Strike @ 96.000, Exp. 10/29/13 Counterparty: Deutsche Bank AG	1,029,748	0.1

41,700,000	@	USD Put vs. JPY Call Currency Option, Strike @ 95.000, Exp. 07/15/13 Counterparty: Barclays Bank PLC	439,092	0.1
			2,399,028	0.3

		Total Purchased Options
		(Cost $3,936,296)	2,399,028	0.3

		Total Long-Term Investments
		(Cost $804,750,794)	824,208,357	99.4

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.1%
		Foreign Government Bonds: 1.9%
MYR 1,700,000	Z	Bank Negara Malaysia Monetary Notes, 2.850%, 07/18/13	555,283	0.1
MXN 97,000,000	Z	Mexico Cetes, 3.810%, 09/19/13	7,870,370	1.0
NGN 294,145,000	Z	Nigeria Treasury Bill, 10.260%, 10/24/13	1,772,261	0.2
NGN 809,687,000	Z	Nigeria Treasury Bill, 10.550%, 05/09/13	5,111,117	0.6
			15,309,031	1.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
1,675,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $1,675,000)	1,675,000	0.2

	Total Short-Term Investments
	(Cost $16,878,280)	16,984,031	2.1

	Total Investments in Securities (Cost $821,629,074)	$841,192,388	101.5
	Liabilities in Excess of Other Assets	(12,370,790)	(1.5)
	Net Assets	$828,821,598	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@	Non-income producing security

W	Settlement is on a when-issued or delayed-delivery basis.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(a)	The grouping contains securities in default.

BRL	Brazilian Real

CAD	Canadian Dollar

DOP	Dominican Peso

EUR	EU Euro

GBP	British Pound

JPY	Japanese Yen

MXN	Mexican Peso

MYR	Malaysian Ringgit

NGN	Nigerian Naira

PEN	Peruvian Nuevo Sol

RUB	Russian Ruble

THB	Thai Baht

ZAR	South African Rand

Cost for federal income tax purposes is $822,163,620.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$23,778,451
Gross Unrealized Depreciation	(4,749,683)
Net Unrealized Appreciation	$19,028,768

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	44.4%
U.S. Treasury Obligations	8.0
Collateralized Mortgage Obligations	7.9
Financials	6.8
Federal National Mortgage Association	4.8
Asset-Backed Securities	4.5
U.S. Treasury Bonds	4.2
U.S. Government Agency Obligations	2.9
Consumer Discretionary	2.1
Energy	2.0
Telecommunication Services	1.8
Federal Home Loan Mortgage Corporation	1.5
Utilities	1.5
Government National Mortgage Association	1.4
Industrials	1.2
Information Technology	1.2
Corporate Bonds/Notes	1.2
Consumer Staples	1.1
Materials	1.0
Health Care	0.8
Options on Currencies	0.3
Other Asset-Backed Securities	0.1
Short-Term Investments	0.2
Foreign Government Securities	0.6
Liabilities in Excess of Other Assets	(1.5)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Purchased Options	$—	$2,399,028	$—	$2,399,028
Corporate Bonds/Notes	—	166,159,577	—	166,159,577
Collateralized Mortgage Obligations	—	65,263,018	—	65,263,018
U.S. Treasury Obligations	—	101,559,338	—	101,559,338
Foreign Government Bonds	—	362,880,823	—	362,880,823
Short-Term Investments	1,675,000	15,309,031	—	16,984,031
U.S. Government Agency Obligations	—	87,822,376	—	87,822,376
Asset-Backed Securities	—	38,124,197	—	38,124,197
Total Investments, at fair value	$1,675,000	$839,517,388	$—	$841,192,388
Other Financial Instruments+
Swaps	—	31,460	—	31,460
Futures	2,558,621	—	—	2,558,621
Forward Foreign Currency Contracts	—	8,915,977	—	8,915,977
Total Assets	$4,233,621	$848,464,825	$—	$852,698,446

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(5,541,797)	$—	$(5,541,797)
Futures	(1,560,060)	—	—	(1,560,060)
Written Options	—	(822,734)	—	(822,734)
Forward Foreign Currency Contracts	—	(10,543,938)	—	(10,543,938)
Total Liabilities	$(1,560,060)	$(16,908,469)	$—	$(18,468,529)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

At April 30, 2013, the following forward foreign currency contracts were outstanding for the ING Global Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	South Korean Won	20,246,232,600	Buy	06/14/13	$18,098,000	$18,354,080	$256,080
Barclays Bank PLC	British Pound	4,921,959	Buy	07/12/13	7,619,000	7,642,239	23,239
Barclays Bank PLC	New Zealand Dollar	11,190,890	Buy	07/12/13	9,495,000	9,544,987	49,987
Barclays Bank PLC	Canadian Dollar	51,357,611	Buy	07/12/13	50,804,352	50,892,628	88,276
Barclays Bank PLC	Canadian Dollar	5,337,327	Buy	07/12/13	5,268,000	5,289,004	21,004
Barclays Bank PLC	British Pound	15,087,130	Buy	07/12/13	23,209,483	23,425,524	216,041
Barclays Bank PLC	Canadian Dollar	177,028	Buy	07/12/13	174,000	175,425	1,425
Barclays Bank PLC	Colombian Peso	15,155,199,000	Buy	07/12/13	8,241,000	8,254,719	13,719
Barclays Bank PLC	Czech Koruna	467,421,809	Buy	06/14/13	23,718,267	23,869,539	151,272
Barclays Bank PLC	Peruvian Nuevo Sol	3,797,175	Buy	06/14/13	1,462,139	1,432,531	(29,608)
Barclays Bank PLC	South African Rand	37,339,792	Buy	06/14/13	4,088,000	4,136,607	48,607
Citigroup, Inc.	Hungarian Forint	2,725,589,165	Buy	06/14/13	11,893,032	11,936,576	43,544
Citigroup, Inc.	Polish Zloty	194,008	Buy	06/14/13	61,216	61,201	(15)
Citigroup, Inc.	Russian Ruble	13,502,771	Buy	06/14/13	432,262	430,372	(1,890)
Citigroup, Inc.	South Korean Won	4,936,927,000	Buy	06/14/13	4,324,000	4,475,537	151,537
Citigroup, Inc.	Mexican Peso	102,549,539	Buy	06/14/13	8,239,000	8,414,990	175,990
Citigroup, Inc.	Japanese Yen	1,445,229,016	Buy	07/12/13	14,840,000	14,830,921	(9,079)
Citigroup, Inc.	Canadian Dollar	1,594,139	Buy	07/12/13	1,574,000	1,579,706	5,706
Citigroup, Inc.	Mexican Peso	35,535,141	Buy	06/14/13	2,866,000	2,915,936	49,936
Citigroup, Inc.	EU Euro	8,873,121	Buy	07/12/13	11,570,000	11,691,194	121,194
Citigroup, Inc.	Australian Dollar	8,317,949	Buy	07/12/13	8,529,000	8,577,319	48,319
Citigroup, Inc.	Polish Zloty	13,143,197	Buy	06/14/13	4,020,000	4,146,068	126,068
Citigroup, Inc.	Australian Dollar	5,430,085	Buy	07/12/13	5,553,000	5,599,406	46,406
Citigroup, Inc.	EU Euro	3,584,316	Buy	07/12/13	4,678,578	4,722,681	44,103
Citigroup, Inc.	Australian Dollar	2,337,239	Buy	07/12/13	2,390,000	2,410,119	20,119
Citigroup, Inc.	Polish Zloty	25,903,200	Buy	06/14/13	7,992,836	8,171,256	178,420
Citigroup, Inc.	Australian Dollar	15,987,879	Buy	07/12/13	16,672,000	16,486,413	(185,587)
Citigroup, Inc.	Canadian Dollar	3,149,852	Buy	07/12/13	3,103,000	3,121,334	18,334
Citigroup, Inc.	Romanian New Leu	15,274,599	Buy	06/14/13	4,503,656	4,627,988	124,332
Citigroup, Inc.	Australian Dollar	16,806,865	Buy	07/12/13	17,657,208	17,330,937	(326,271)
Citigroup, Inc.	EU Euro	40,757,424	Buy	07/12/13	53,549,142	53,701,842	152,700
Citigroup, Inc.	Norwegian Krone	8,870,439	Buy	07/12/13	1,551,000	1,534,056	(16,944)
Citigroup, Inc.	New Zealand Dollar	20,851,607	Buy	07/12/13	17,943,850	17,784,851	(158,999)
Citigroup, Inc.	New Zealand Dollar	24,882,225	Buy	07/12/13	21,354,000	21,222,665	(131,335)
Citigroup, Inc.	Swedish Krona	136,837,164	Buy	07/12/13	21,559,135	21,079,532	(479,603)
Citigroup, Inc.	Swedish Krona	3,349,575	Buy	07/12/13	527,000	515,996	(11,004)
Citigroup, Inc.	Polish Zloty	12,979,752	Buy	06/14/13	4,040,000	4,094,509	54,509
Citigroup, Inc.	South African Rand	38,094,575	Buy	06/14/13	4,064,000	4,220,224	156,224
Citigroup, Inc.	Polish Zloty	13,031,289	Buy	06/14/13	4,060,000	4,110,766	50,766
Citigroup, Inc.	Indian Rupee	609,266,323	Buy	06/14/13	10,871,990	11,213,152	341,162
Citigroup, Inc.	Philippine Peso	425,123,020	Buy	07/12/13	10,444,000	10,297,880	(146,120)
Citigroup, Inc.	Romanian New Leu	12,685,186	Buy	06/14/13	3,733,683	3,843,433	109,750

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Hong Kong Sar Dollar	31,520,898	Buy	06/14/13	$4,066,024	$4,062,823	$(3,201)
Citigroup, Inc.	Mexican Peso	50,849,790	Buy	06/14/13	3,924,000	4,172,622	248,622
Citigroup, Inc.	Mexican Peso	192,737,834	Buy	06/14/13	14,933,429	15,815,643	882,214
Citigroup, Inc.	Singapore Dollar	4,805,932	Buy	06/14/13	3,876,408	3,901,910	25,502
Citigroup, Inc.	South African Rand	21,065,367	Buy	06/14/13	2,288,000	2,333,680	45,680
Citigroup, Inc.	Polish Zloty	13,615,728	Buy	06/14/13	4,251,000	4,295,130	44,130
Citigroup, Inc.	Indian Rupee	224,223,852	Buy	06/14/13	4,084,000	4,126,695	42,695
Citigroup, Inc.	Chinese Yuan	24,596,098	Buy	08/09/13	3,904,000	3,969,532	65,532
Citigroup, Inc.	Chinese Yuan	52,653,279	Buy	08/09/13	8,357,000	8,497,643	140,643
Credi Suisse Group AG	Mexican Peso	103,758,221	Buy	06/14/13	8,405,000	8,514,171	109,171
Credi Suisse Group AG	Swiss Franc	4,957,544	Buy	07/12/13	5,345,084	5,335,638	(9,446)
Credi Suisse Group AG	Japanese Yen	69,605,327	Buy	07/12/13	699,540	714,289	14,749
Credi Suisse Group AG	Norwegian Krone	155,692,352	Buy	07/12/13	27,218,424	26,925,479	(292,945)
Credi Suisse Group AG	Swedish Krona	301,258	Buy	07/12/13	47,000	46,408	(592)
Deutsche Bank AG	Chinese Offshore Yuan	49,330,698	Buy	01/14/14	7,834,000	7,934,410	100,410
Deutsche Bank AG	Hungarian Forint	2,725,589,165	Buy	06/14/13	11,923,792	11,936,576	12,784
Deutsche Bank AG	South African Rand	605,997	Buy	06/14/13	67,131	67,134	3
Deutsche Bank AG	Hungarian Forint	119,727,322	Buy	06/14/13	528,028	524,340	(3,688)
Deutsche Bank AG	Hungarian Forint	2,274,819,113	Buy	06/14/13	10,024,855	9,962,452	(62,403)
Deutsche Bank AG	South African Rand	25,897,939	Buy	06/14/13	2,874,590	2,869,046	(5,544)
Deutsche Bank AG	Turkish Lira	38,538,997	Buy	06/14/13	21,424,003	21,398,702	(25,301)
Deutsche Bank AG	Japanese Yen	190,893,580	Buy	07/12/13	1,959,000	1,958,947	(53)
Deutsche Bank AG	Indian Rupee	380,436,960	Buy	06/14/13	6,882,000	7,001,696	119,696
Deutsche Bank AG	Romanian New Leu	3,426,595	Buy	06/14/13	987,000	1,038,210	51,210
Deutsche Bank AG	Japanese Yen	434,282,790	Buy	07/12/13	4,444,000	4,456,604	12,604
Deutsche Bank AG	Peruvian Nuevo Sol	25,619,061	Buy	06/14/13	9,903,000	9,665,108	(237,892)
Deutsche Bank AG	New Zealand Dollar	3,978,092	Buy	07/12/13	3,336,000	3,393,013	57,013
Deutsche Bank AG	Polish Zloty	13,089,060	Buy	06/14/13	4,016,000	4,128,990	112,990
Deutsche Bank AG	South African Rand	37,782,636	Buy	06/14/13	4,028,000	4,185,666	157,666
Deutsche Bank AG	Japanese Yen	503,436,190	Buy	07/12/13	5,150,000	5,166,256	16,256
Deutsche Bank AG	South African Rand	97,339,595	Buy	06/14/13	10,391,393	10,783,554	392,161
Deutsche Bank AG	Polish Zloty	13,012,440	Buy	06/14/13	4,064,000	4,104,821	40,821
Deutsche Bank AG	South African Rand	37,653,354	Buy	06/14/13	4,064,000	4,171,344	107,344
Deutsche Bank AG	Indonesian Rupiah	64,643,058,000	Buy	06/14/13	6,592,867	6,612,985	20,118
Deutsche Bank AG	Polish Zloty	44,006,168	Buy	06/14/13	13,714,427	13,881,902	167,475
Deutsche Bank AG	Turkish Lira	26,469,153	Buy	06/14/13	14,518,562	14,696,945	178,383
Deutsche Bank AG	Israeli New Shekel	4,880,313	Buy	06/14/13	1,301,816	1,359,218	57,402
Deutsche Bank AG	Turkish Lira	13,826,292	Buy	06/14/13	7,569,000	7,677,022	108,022
Deutsche Bank AG	Philippine Peso	1,026,759,052	Buy	07/12/13	25,196,541	24,871,485	(325,056)
Deutsche Bank AG	Colombian Peso	16,201,958,500	Buy	07/12/13	8,827,000	8,824,867	(2,133)
Deutsche Bank AG	Colombian Peso	3,682,646,983	Buy	07/12/13	2,026,561	2,005,860	(20,701)
Deutsche Bank AG	Chinese Yuan	50,722,335	Buy	08/09/13	8,055,000	8,186,010	131,010
Goldman Sachs & Co.	Mexican Peso	30,318	Buy	06/14/13	2,444	2,488	44
Goldman Sachs & Co.	Norwegian Krone	43,373,300	Buy	07/12/13	7,444,000	7,500,991	56,991
Goldman Sachs & Co.	Swedish Krona	24,510,674	Buy	07/12/13	3,709,000	3,775,827	66,827
Goldman Sachs & Co.	Norwegian Krone	22,872,567	Buy	07/12/13	3,866,000	3,955,588	89,588
Goldman Sachs & Co.	Norwegian Krone	20,203,409	Buy	07/12/13	3,440,000	3,493,983	53,983
Goldman Sachs & Co.	Polish Zloty	13,667,710	Buy	06/14/13	4,239,183	4,311,528	72,345
Goldman Sachs & Co.	Australian Dollar	8,151,084	Buy	07/12/13	8,513,000	8,405,251	(107,749)
Goldman Sachs & Co.	EU Euro	2,888,360	Buy	07/12/13	3,785,000	3,805,694	20,694
Goldman Sachs & Co.	Chilean Peso	4,403,069,418	Buy	07/12/13	9,255,007	9,256,432	1,425
Goldman Sachs & Co.	Japanese Yen	99,083,638	Buy	07/12/13	992,000	1,016,795	24,795
JPMorgan Chase & Co.	New Zealand Dollar	5,200,160	Buy	07/12/13	4,437,000	4,435,345	(1,655)
JPMorgan Chase & Co.	Australian Dollar	1,119,572	Buy	07/12/13	1,153,000	1,154,482	1,482
JPMorgan Chase & Co.	Japanese Yen	355,252,274	Buy	07/12/13	3,626,000	3,645,594	19,594
JPMorgan Chase & Co.	Malaysian Ringgit	8,921,512	Buy	06/14/13	2,878,000	2,922,848	44,848
JPMorgan Chase & Co.	Swedish Krona	54,869,181	Buy	07/12/13	8,380,000	8,452,504	72,504
JPMorgan Chase & Co.	Australian Dollar	2,803,507	Buy	07/12/13	2,866,000	2,890,926	24,926
JPMorgan Chase & Co.	Norwegian Krone	48,293,321	Buy	07/12/13	8,287,000	8,351,860	64,860
JPMorgan Chase & Co.	British Pound	8,524,745	Buy	07/12/13	13,045,000	13,236,223	191,223
JPMorgan Chase & Co.	Japanese Yen	162,240,936	Buy	07/12/13	1,640,000	1,664,914	24,914
JPMorgan Chase & Co.	Danish Krone	11,481,481	Buy	07/12/13	2,024,772	2,029,729	4,957
JPMorgan Chase & Co.	Australian Dollar	3,380,566	Buy	07/12/13	3,539,000	3,485,979	(53,021)
JPMorgan Chase & Co.	British Pound	3,166,124	Buy	07/12/13	4,848,000	4,915,985	67,985

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Mexican Peso	152,213,396	Buy	06/14/13	$12,059,563	$12,490,296	$430,733
JPMorgan Chase & Co.	Taiwan New Dollar	72,116,656	Buy	07/12/13	2,441,735	2,445,959	4,224
UBS Warburg LLC	Singapore Dollar	10,066,342	Buy	06/14/13	8,162,000	8,172,808	10,808
UBS Warburg LLC	Hungarian Forint	1,007,911,992	Buy	06/14/13	4,467,000	4,414,098	(52,902)
UBS Warburg LLC	Japanese Yen	1,610,635,627	Buy	07/12/13	16,489,000	16,528,322	39,322
UBS Warburg LLC	Polish Zloty	3,767,996	Buy	06/14/13	1,151,000	1,188,628	37,628
UBS Warburg LLC	Swedish Krona	33,359,266	Buy	07/12/13	5,091,000	5,138,938	47,938
UBS Warburg LLC	Japanese Yen	664,318,678	Buy	07/12/13	6,687,000	6,817,230	130,230
UBS Warburg LLC	Norwegian Krone	17,107,502	Buy	07/12/13	2,932,000	2,958,576	26,576
UBS Warburg LLC	EU Euro	14,759,414	Buy	07/12/13	19,304,000	19,446,953	142,953
UBS Warburg LLC	EU Euro	2,357,608	Buy	07/12/13	3,081,000	3,106,376	25,376
							$5,450,111

Barclays Bank PLC	Russian Ruble	119,998,420	Sell	06/14/13	$3,755,467	$3,824,694	$(69,227)
Barclays Bank PLC	Russian Ruble	890,934,501	Sell	06/14/13	28,619,344	28,396,633	222,711
Barclays Bank PLC	Hungarian Forint	5,145,133,157	Sell	06/14/13	22,578,257	22,532,843	45,414
Barclays Bank PLC	South Korean Won	10,348,433,900	Sell	06/14/13	9,149,000	9,381,300	(232,300)
Barclays Bank PLC	Swedish Krona	33,816,852	Sell	07/12/13	5,167,000	5,209,428	(42,428)
Barclays Bank PLC	EU Euro	4,465,671	Sell	07/12/13	5,815,000	5,883,952	(68,952)
Barclays Bank PLC	Mexican Peso	12,299,998	Sell	06/14/13	968,000	1,009,311	(41,311)
Barclays Bank PLC	South African Rand	67,488,697	Sell	06/14/13	7,334,213	7,476,587	(142,374)
Barclays Bank PLC	Indian Rupee	147,584,860	Sell	06/14/13	2,627,000	2,716,204	(89,204)
Citigroup, Inc.	EU Euro	13,972,464	Sell	07/12/13	18,298,884	18,410,071	(111,187)
Citigroup, Inc.	Norwegian Krone	4,218,205	Sell	07/12/13	719,000	729,498	(10,498)
Citigroup, Inc.	South African Rand	37,382,751	Sell	06/14/13	4,016,000	4,141,366	(125,366)
Citigroup, Inc.	Canadian Dollar	2,303,338	Sell	07/12/13	2,255,000	2,282,484	(27,484)
Citigroup, Inc.	Malaysian Ringgit	13,050,713	Sell	06/14/13	4,193,000	4,275,649	(82,649)
Citigroup, Inc.	Indian Rupee	213,789,800	Sell	06/14/13	3,866,000	3,934,663	(68,663)
Citigroup, Inc.	British Pound	1,947,812	Sell	07/12/13	2,971,000	3,024,334	(53,334)
Citigroup, Inc.	British Pound	2,183,080	Sell	07/12/13	3,331,000	3,389,630	(58,630)
Citigroup, Inc.	Polish Zloty	13,064,598	Sell	06/14/13	4,020,000	4,121,274	(101,274)
Citigroup, Inc.	Canadian Dollar	10,822,510	Sell	07/12/13	10,525,000	10,724,525	(199,525)
Citigroup, Inc.	British Pound	4,693,769	Sell	07/12/13	7,171,000	7,287,934	(116,934)
Citigroup, Inc.	Japanese Yen	1,018,885,901	Sell	07/12/13	10,402,952	10,455,794	(52,842)
Citigroup, Inc.	EU Euro	4,369,686	Sell	07/12/13	5,737,000	5,757,483	(20,483)
Citigroup, Inc.	Norwegian Krone	16,510,116	Sell	07/12/13	2,834,000	2,855,264	(21,264)
Citigroup, Inc.	Canadian Dollar	10,402,656	Sell	07/12/13	10,102,000	10,308,472	(206,472)
Citigroup, Inc.	Canadian Dollar	10,565,508	Sell	07/12/13	10,323,000	10,469,850	(146,850)
Citigroup, Inc.	Australian Dollar	8,360,792	Sell	07/12/13	8,622,000	8,621,499	501
Citigroup, Inc.	Swedish Krona	38,629,857	Sell	07/12/13	6,036,000	5,950,863	85,137
Citigroup, Inc.	New Zealand Dollar	6,053,296	Sell	07/12/13	5,164,000	5,163,006	994
Citigroup, Inc.	Japanese Yen	818,969,611	Sell	07/12/13	8,346,000	8,404,256	(58,256)
Citigroup, Inc.	Singapore Dollar	5,038,833	Sell	06/14/13	4,029,000	4,091,001	(62,001)
Citigroup, Inc.	British Pound	4,300,366	Sell	07/12/13	6,615,000	6,677,104	(62,104)
Citigroup, Inc.	South African Rand	39,876,204	Sell	06/14/13	4,307,000	4,417,598	(110,598)
Citigroup, Inc.	Mexican Peso	50,989,269	Sell	06/14/13	4,032,000	4,184,067	(152,067)
Citigroup, Inc.	South African Rand	37,295,360	Sell	06/14/13	4,027,000	4,131,685	(104,685)
Citigroup, Inc.	Polish Zloty	12,933,950	Sell	06/14/13	4,050,000	4,080,061	(30,061)
Citigroup, Inc.	Mexican Peso	51,001,466	Sell	06/14/13	4,032,000	4,185,068	(153,068)
Citigroup, Inc.	Mexican Peso	51,374,914	Sell	06/14/13	4,064,000	4,215,712	(151,712)
Citigroup, Inc.	Polish Zloty	3,110,998	Sell	06/14/13	968,000	981,375	(13,375)
Citigroup, Inc.	Colombian Peso	15,380,205,440	Sell	07/12/13	8,332,000	8,377,275	(45,275)
Citigroup, Inc.	South African Rand	34,567,900	Sell	06/14/13	3,774,000	3,829,529	(55,529)
Citigroup, Inc.	Mexican Peso	52,753,494	Sell	06/14/13	4,088,000	4,328,836	(240,836)
Citigroup, Inc.	Malaysian Ringgit	15,257,251	Sell	06/14/13	4,877,638	4,998,551	(120,913)
Credi Suisse Group AG	Japanese Yen	824,534,085	Sell	07/12/13	8,430,000	8,461,358	(31,358)
Credi Suisse Group AG	Turkish Lira	20,013,095	Sell	06/14/13	10,887,937	11,112,232	(224,295)
Deutsche Bank AG	Mexican Peso	101,909,909	Sell	06/14/13	8,263,000	8,362,503	(99,503)
Deutsche Bank AG	Turkish Lira	17,837,635	Sell	06/14/13	9,778,129	9,904,311	(126,182)
Deutsche Bank AG	Indian Rupee	691,875,240	Sell	06/14/13	12,417,000	12,733,515	(316,515)
Deutsche Bank AG	Australian Dollar	2,314,238	Sell	07/12/13	2,385,000	2,386,400	(1,400)
Deutsche Bank AG	British Pound	5,472,202	Sell	07/12/13	8,396,000	8,496,593	(100,593)
Deutsche Bank AG	EU Euro	12,547,152	Sell	07/12/13	16,332,000	16,532,084	(200,084)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Polish Zloty	12,909,166	Sell	06/14/13	$4,040,000	$4,072,242	$(32,242)
Deutsche Bank AG	South African Rand	37,905,846	Sell	06/14/13	4,064,000	4,199,316	(135,316)
Deutsche Bank AG	South Korean Won	4,281,394,000	Sell	06/14/13	3,835,000	3,881,268	(46,268)
Deutsche Bank AG	Singapore Dollar	4,635,533	Sell	06/14/13	3,707,000	3,763,564	(56,564)
Deutsche Bank AG	Polish Zloty	13,069,671	Sell	06/14/13	4,040,000	4,122,874	(82,874)
Deutsche Bank AG	South African Rand	37,436,593	Sell	06/14/13	4,064,000	4,147,331	(83,331)
Deutsche Bank AG	Polish Zloty	13,000,171	Sell	06/14/13	4,064,000	4,100,950	(36,950)
Deutsche Bank AG	Philippine Peso	425,100,900	Sell	07/12/13	10,293,000	10,297,344	(4,344)
Deutsche Bank AG	Mexican Peso	92,294,367	Sell	06/14/13	7,183,000	7,573,473	(390,473)
Deutsche Bank AG	Turkish Lira	14,448,557	Sell	06/14/13	7,951,000	8,022,533	(71,533)
Deutsche Bank AG	Thai Baht	106,092,471	Sell	06/14/13	3,538,244	3,605,631	(67,387)
Deutsche Bank AG	South Korean Won	2,064,049,595	Sell	06/14/13	1,881,454	1,871,149	10,305
Deutsche Bank AG	Malaysian Ringgit	7,961,671	Sell	06/14/13	2,551,000	2,608,387	(57,387)
Deutsche Bank AG	Czech Koruna	427,800,824	Sell	06/14/13	21,846,636	21,846,238	398
Deutsche Bank AG	Mexican Peso	50,522,230	Sell	06/14/13	3,924,000	4,145,743	(221,743)
Deutsche Bank AG	Brazilian Real	17,574,225	Sell	07/12/13	8,610,595	8,699,068	(88,473)
Deutsche Bank AG	Philippine Peso	420,089,250	Sell	07/12/13	10,290,000	10,175,945	114,055
Deutsche Bank AG	Philippine Peso	244,205,760	Sell	07/12/13	6,009,000	5,915,468	93,532
Goldman Sachs & Co.	Hungarian Forint	148,039,844	Sell	06/14/13	635,125	648,332	(13,207)
Goldman Sachs & Co.	EU Euro	5,889,748	Sell	07/12/13	7,716,000	7,760,312	(44,312)
Goldman Sachs & Co.	Canadian Dollar	2,684,891	Sell	07/12/13	2,635,000	2,660,583	(25,583)
Goldman Sachs & Co.	British Pound	5,448,668	Sell	07/12/13	8,360,000	8,460,051	(100,051)
Goldman Sachs & Co.	British Pound	8,163,233	Sell	07/12/13	12,430,000	12,674,909	(244,909)
Goldman Sachs & Co.	Norwegian Krone	20,057,463	Sell	07/12/13	3,493,000	3,468,743	24,257
Goldman Sachs & Co.	South African Rand	40,531,627	Sell	06/14/13	4,454,167	4,490,207	(36,040)
HSBC	British Pound	10,860,324	Sell	07/12/13	16,543,000	16,862,636	(319,636)
JPMorgan Chase & Co.	Russian Ruble	43,959,350	Sell	06/14/13	1,399,000	1,401,110	(2,110)
JPMorgan Chase & Co.	Polish Zloty	28,777,764	Sell	06/14/13	8,904,000	9,078,048	(174,048)
JPMorgan Chase & Co.	Turkish Lira	2,099,786	Sell	06/14/13	1,149,000	1,165,902	(16,902)
JPMorgan Chase & Co.	British Pound	6,284,881	Sell	07/12/13	9,731,000	9,758,424	(27,424)
JPMorgan Chase & Co.	New Zealand Dollar	12,535,511	Sell	07/12/13	10,599,000	10,691,847	(92,847)
JPMorgan Chase & Co.	Australian Dollar	8,162,750	Sell	07/12/13	8,339,000	8,417,281	(78,281)
JPMorgan Chase & Co.	Norwegian Krone	49,697,863	Sell	07/12/13	8,449,000	8,594,762	(145,762)
JPMorgan Chase & Co.	Swedish Krona	54,029,251	Sell	07/12/13	8,287,000	8,323,114	(36,114)
JPMorgan Chase & Co.	Australian Dollar	8,060,830	Sell	07/12/13	8,272,000	8,312,184	(40,184)
JPMorgan Chase & Co.	Australian Dollar	8,091,729	Sell	07/12/13	8,309,000	8,344,046	(35,046)
JPMorgan Chase & Co.	Norwegian Krone	85,651,004	Sell	07/12/13	14,873,000	14,812,508	60,492
JPMorgan Chase & Co.	British Pound	6,408,431	Sell	07/12/13	9,837,000	9,950,260	(113,260)
JPMorgan Chase & Co.	Australian Dollar	3,839,149	Sell	07/12/13	4,022,000	3,958,861	63,139
JPMorgan Chase & Co.	New Zealand Dollar	72,778	Sell	07/12/13	62,000	62,074	(74)
UBS Warburg LLC	New Zealand Dollar	3,853,422	Sell	07/12/13	3,232,000	3,286,679	(54,679)
UBS Warburg LLC	New Zealand Dollar	12,837,172	Sell	07/12/13	10,798,000	10,949,141	(151,141)
UBS Warburg LLC	New Zealand Dollar	19,701,012	Sell	07/12/13	16,763,000	16,803,480	(40,480)
UBS Warburg LLC	Swedish Krona	16,883,054	Sell	07/12/13	2,645,000	2,600,806	44,194
UBS Warburg LLC	EU Euro	22,594,598	Sell	07/12/13	29,644,000	29,770,565	(126,565)
							$(7,078,072)

ING Global Bond Fund Open Futures Contracts on April 30, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	22	06/06/13	$4,016,225	$158,378
Australia 10-Year Bond	34	06/17/13	4,403,108	172,787
Australia 3-Year Bond	62	06/17/13	7,064,079	80,203
Canada 10-Year Bond	124	06/19/13	16,830,374	219,641
Euro-Bobl 5-Year	163	06/06/13	27,204,233	120,753
Euro-Schatz	491	06/06/13	71,613,462	24,275
Long Gilt	288	06/26/13	53,688,243	1,745,534
Short Gilt	98	06/26/13	15,889,588	(556)
U.S. Treasury 2-Year Note	259	06/28/13	57,141,875	37,050
			$257,851,187	$2,558,065

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
Euro-Bund	(140)	06/06/13	$(27,025,404)	$(206,632)
Medium Gilt	(151)	06/26/13	(26,983,302)	(300,300)
U.S. Treasury 10-Year Note	(422)	06/19/13	(56,277,658)	(502,182)
U.S. Treasury 5-Year Note	(518)	06/28/13	(64,563,846)	(393,286)
U.S. Treasury Long Bond	(26)	06/19/13	(3,857,750)	(18,886)
U.S. Treasury Ultra Long Bond	(173)	06/19/13	(28,431,469)	(138,218)
			$(207,139,429)	$(1,559,504)

ING Global Bond Fund Over-the-Counter Interest Rate Swap Agreements Outstanding on April 30, 2013:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.365% Counterparty: Deutsche Bank AG	01/02/17	BRL 47,000,000	$(1,439,939)	$—	$(1,439,939)

Receive a fixed rate equal to 8.860% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Counterparty: Deutsche Bank AG	01/02/17	BRL 7,000,000	31,460	—	31,460

Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.360% Counterparty: Morgan Stanley	01/02/17	BRL 48,000,000	(1,467,079)	—	(1,467,079)

Receive a floating rate based on the 3-month KRW-CD-KSDA-Bloomberg and pay a fixed rate equal to 3.665% Counterparty: Bank of America	04/05/17	KRW 17,000,000,000	(642,212)	—	(642,212)

Receive a floating rate based on the 3-month KRW-CD-KSDA-Bloomberg and pay a fixed rate equal to 3.660% Counterparty: Credit Suisse Group AG	03/26/17	KRW 17,000,000,000	(635,363)	—	(635,363)

Receive a floating rate based on the 6-month PLN-WIBOR-WIBO and pay a fixed rate equal to 4.800% Counterparty: Deutsche Bank AG	06/04/17	PLN 54,500,000	(1,357,204)	—	(1,357,204)
			$(5,510,337)	$—	$(5,510,337)

ING Global Bond Fund Written OTC Options on April 30, 2013:

Notional Amount	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Currencies
81,800,000	Barclays Bank PLC	EUR Put vs. USD Call Currency Option	1.220 USD	09/09/13	$654,400	$(264,982)
40,300,000	Barclays Bank PLC	USD Put vs. JPY Call Currency Option	88.500 USD	06/13/13	137,020	(12,439)
41,700,000	Barclays Bank PLC	USD Put vs. JPY Call Currency Option	90.000 USD	07/15/13	114,675	(78,039)
40,800,000	Deutsche Bank AG	USD Put vs. JPY Call Currency Option	86.000 USD	05/16/13	110,548	(38)
41,200,000	Deutsche Bank AG	USD Put vs. JPY Call Currency Option	92.000 USD	10/29/13	352,672	(467,236)
			Total Written OTC Options		$1,369,315	$(822,734)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$2,399,028
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	8,915,977
Interest rate contracts	Unrealized appreciation on OTC swap agreements	31,460
Interest rate contracts	Net Assets — Unrealized appreciation**	2,558,621
Total Asset Derivatives		$13,905,086
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$10,543,938
Interest rate contracts	Unrealized depreciation on OTC swap agreements	5,541,797
Interest rate contracts	Net Assets — Unrealized depreciation**	1,560,060
Foreign exchange contracts	Written options, at fair value	822,734
Total Liability Derivatives		$18,468,529

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended April 30, 2013 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(59,132)	$—	$(59,132)
Foreign exchange contracts	(1,023,922)	(10,261,499)	—	—	943,732	(10,341,689)
Interest rate contracts	(801,413)	—	(1,586,774)	(4,017,641)	101,496	(6,304,332)
Total	$(1,825,335)	$(10,261,499)	$(1,586,774)	$(4,076,773)	$1,045,228	$(16,705,153)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(386)	$—	$(386)
Foreign exchange contracts	(687,755)	(5,124,262)	—	—	(219,919)	(6,031,936)
Interest rate contracts	102,851	—	1,139,374	2,968,769	(26,063)	4,184,931
Total	$(584,904)	$(5,124,262)	$1,139,374	$2,968,383	$(245,982)	$(1,847,391)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED)

ING GLOBAL PERSPECTIVES FUND

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: 100.0%
	Affiliated Investment Companies: 100.0%
1,382	ING Core Equity Research Fund — Class I	$20,385	10.0
1,769	ING Emerging Markets Equity Fund — Class I	20,454	10.0
1,771	ING Global Bond Fund — Class I	20,348	10.0
1,049	ING Global Real Estate Fund — Class I	21,168	10.4
2,238	ING GNMA Income Fund — Class I	20,099	9.8
2,407	ING High Yield Bond Fund — Class I	20,339	9.9
1,982	ING Intermediate Bond Fund — Class I	20,236	9.9
2,018	ING International Core Fund — Class I	20,790	10.2
852	ING MidCap Opportunities Fund — Class I	20,335	9.9
1,264	ING Small Company Fund — Class I	20,327	9.9

	Total Mutual Funds (Cost $200,461)	204,481	100.0
	Liabilities in Excess of Other Assets	(52)	—
	Net Assets	$204,429	100.0

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$4,020
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$4,020

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Mutual Funds	$204,481	$—	$—	$204,481
Total Investments, at fair value	$204,481	$—	$—	$204,481

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED)

ING INTERNATIONAL SMALL CAP FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.4%
		Australia: 4.3%
97,932		Domino’s Pizza Enterprises Ltd.	$1,331,006	0.5
339,526		SAI Global Ltd.	1,240,766	0.5
4,356,110		Other Securities	8,401,620	3.3
			10,973,392	4.3

		Austria: 1.4%
13,617		Schoeller-Bleckmann Oilfield Equipment AG	1,331,956	0.5
124,642		Other Securities	2,332,349	0.9
			3,664,305	1.4

		Belgium: 1.9%
43,523		D’ieteren SA	2,006,117	0.8
294,105		Other Securities	2,852,476	1.1
			4,858,593	1.9

		Bermuda: 0.0%
26,861		Other Securities	91,744	0.0

		Brazil: 0.5%
158,400		Other Securities	1,297,756	0.5

		British Virgin Islands: 0.0%
84,324		Other Securities	25,542	0.0

		Canada: 4.2%
39,600		Dorel Industries, Inc.	1,709,861	0.7
89,404		Parkland Fuel Corp.	1,477,569	0.6
608,248		Other Securities	7,460,382	2.9
			10,647,812	4.2

		Cayman Islands: 0.0%
20,843		Other Securities	26,715	0.0

		China: 0.9%
5,519,022		Other Securities	2,341,118	0.9

		Colombia: 0.0%
11,218		Other Securities	61,911	0.0

		Denmark: 1.3%
63,316		DSV A/S	1,594,841	0.6
41,619		Other Securities	1,665,461	0.7
			3,260,302	1.3

		Finland: 0.7%
120,644		Other Securities	1,715,926	0.7

		France: 5.7%
25,344		Eurazeo	1,344,759	0.5
22,232		Imerys S.A.	1,463,761	0.6
45,238		Teleperformance	1,989,499	0.8
126,063	@	UbiSoft Entertainment	1,408,471	0.5
11,906		Wendel	1,290,427	0.5
592,798		Other Securities	7,056,858	2.8
			14,553,775	5.7

		Gabon: 0.0%
106		Other Securities	64,911	0.0

COMMON STOCK: (continued)
		Germany: 8.5%
25,231		Aurubis AG	$1,591,750	0.6
112,637		Deutsche Lufthansa AG	2,255,263	0.9
18,414		Draegerwerk AG & Co. KGaA	2,272,458	0.9
33,479		Jungheinrich AG	1,382,407	0.6
21,841		MTU Aero Engines Holding AG	2,068,922	0.8
29,981		Stratec Biomedical Systems AG	1,350,928	0.5
577,049		Other Securities	10,749,283	4.2
			21,671,011	8.5

		Greece: 0.0%
8,887		Other Securities	91,892	0.0

		Guernsey: 0.0%
28,845		Other Securities	32,709	0.0

		Hong Kong: 2.2%
36,689,264		Other Securities	5,584,313	2.2

		Hungary: 0.0%
1,028		Other Securities	81,244	0.0

		India: 0.5%
516,921		Other Securities	1,341,464	0.5

		Indonesia: 0.1%
7,394,462		Other Securities	342,203	0.1

		Ireland: 0.3%
42,009		Other Securities	638,537	0.3

		Israel: 0.1%
37,040		Other Securities	116,054	0.1

		Italy: 4.5%
137,886	@	Safilo Group SpA	2,259,840	0.9
1,001,235		Other Securities	9,208,228	3.6
			11,468,068	4.5

		Japan: 29.5%
200,000		Amada Co., Ltd.	1,604,852	0.6
33,200		Don Quijote Co., Ltd.	1,809,069	0.7
39,800		Hoshizaki Electric Co., Ltd.	1,325,576	0.5
514,000		IHI Corp.	1,916,675	0.8
60,300		Kakaku.com, Inc.	1,558,873	0.6
1,513,000	@	Kanematsu Corp.	2,098,356	0.8
443		Message Co., Ltd.	1,308,755	0.5
320,400		Mitsubishi UFJ Lease & Finance Co., Ltd.	1,809,811	0.7
103,900		Mori Seiki Co., Ltd.	1,305,703	0.5
141,000		Nihon Nohyaku Co., Ltd.	1,341,252	0.5
199,000		Nikkiso Co., Ltd.	2,820,096	1.1
91,000		Nippo Corp.	1,363,749	0.5
21,600		Pigeon Corp.	1,858,232	0.7
109,700		Shionogi & Co., Ltd.	2,698,286	1.1
156,000		Yaskawa Electric Corp.	1,908,770	0.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL SMALL CAP FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Japan: (continued)
982,000		Yuasa Trading Co., Ltd.	$2,077,871	0.8
5,723,780		Other Securities	46,694,800	18.3
			75,500,726	29.5

		Liechtenstein: 0.0%
404		Other Securities	32,370	0.0

		Luxembourg: 1.1%
73,837	#	O’Key Group SA GDR	886,044	0.3
70,000	@	Reinet Investments SCA	1,405,845	0.6
81,643		Other Securities	439,800	0.2
			2,731,689	1.1

		Malaysia: 0.5%
1,710,695		Other Securities	1,288,453	0.5

		Mexico: 0.3%
274,681		Other Securities	760,368	0.3

		Netherlands: 0.3%
580,569		Other Securities	851,278	0.3

		Norway: 1.3%
1,156,860		Other Securities	3,346,839	1.3

		Pakistan: 0.1%
1,375,131		Other Securities	218,857	0.1

		Philippines: 0.1%
679,400		Other Securities	150,714	0.1

		Poland: 0.2%
84,601		Other Securities	507,158	0.2

		Portugal: 0.2%
148,596		Other Securities	404,332	0.2

		Singapore: 1.0%
3,970,392		Other Securities	2,590,751	1.0

		South Africa: 0.3%
443,551		Other Securities	806,803	0.3

		South Korea: 2.2%
371,863		Other Securities	5,693,621	2.2

		Spain: 0.1%
39,315		Other Securities	244,866	0.1

		Sweden: 0.2%
72,741		Other Securities	548,852	0.2

		Switzerland: 3.0%
9,599	@	Dufry Group	1,278,812	0.5
4,870		Partners Group	1,249,471	0.5
15,057		Tecan Group AG	1,400,764	0.5
84,424		Other Securities	3,775,568	1.5
			7,704,615	3.0

COMMON STOCK: (continued)
		Taiwan: 1.4%
5,519,065		Other Securities	$3,490,560	1.4

		Thailand: 1.5%
1,751,000		Krung Thai Bank PCL	1,482,231	0.6
1,274,500		Thanachart Capital PCL	2,078,270	0.8
122,400		Other Securities	164,481	0.1
			3,724,982	1.5

		Turkey: 0.5%
830,965		Other Securities	1,260,224	0.5

		United Kingdom: 14.5%
122,218		Babcock International Group	2,033,715	0.8
38,709		Berkeley Group Holdings PLC	1,255,112	0.5
129,010		Domino’s Pizza Group PLC	1,305,782	0.5
734,199	@	EnQuest PLC	1,470,948	0.6
513,154		Home Retail Group	1,242,756	0.5
146,571		IG Group Holdings PLC	1,227,644	0.5
243,603		Interserve PLC	1,793,299	0.7
83,724		Kier Group PLC	1,525,121	0.6
127,091		Mondi PLC	1,688,975	0.6
86,989		Persimmon PLC	1,461,302	0.6
86,989	@	Persimmon PLC — B/C shares	101,343	0.0
7,664,888		Other Securities	22,094,848	8.6
			37,200,845	14.5

		Total Common Stock (Cost $225,300,246)	244,010,200	95.4

RIGHTS: 0.0%
		Israel: 0.0%
774		Other Securities	2,555	0.0

		South Korea: 0.0%
550		Other Securities	15,906	0.0

		Total Rights (Cost $—)	18,461	0.0

ASSET MANAGEMENT: 0.1%
		Bermuda: 0.1%
504,000		Other Securities	69,154	0.1

		Total Asset Management (Cost $69,585)	69,154	0.1

		Total Long-Term Investments (Cost $225,369,831)	244,097,815	95.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL SMALL CAP FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.4%
	Securities Lending Collateralcc(1): 1.4%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 04/30/13, 0.20%, due 05/01/13 (Repurchase Amount $1,000,005, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.350%–6.430%, Market Value plus accrued interest $1,018,823, due 02/28/14–05/01/51)	$1,000,000	0.4
1,000,000	Citigroup, Inc., Repurchase Agreement dated 04/30/13, 0.18%, due 05/01/13 (Repurchase Amount $1,000,005, collateralized by various U.S. Government Agency Obligations, 0.841%–6.500%, Market Value plus accrued interest $1,020,439, due 11/01/18–03/15/53)	1,000,000	0.4
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 03/28/13, 0.20%, due 05/01/13 (Repurchase Amount $1,000,186, collateralized by various U.S. Government Agency Obligations, 1.378%–6.500%, Market Value plus accrued interest $1,020,101, due 06/01/17–03/01/48)	1,000,000	0.4
655,571	JPMorgan Chase & Co., Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $655,574, collateralized by various U.S. Government Securities, 0.625%–3.625%, Market Value plus accrued interest $668,693, due 01/15/25–02/15/43)	655,571	0.2
		3,655,571	1.4

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.0%
4,121	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $4,121)	$4,121	0.0

	Total Short-Term Investments (Cost $3,659,692)	3,659,692	1.4

	Total Investments in Securities (Cost $229,029,523)	$247,757,507	96.9
	Assets in Excess of Other Liabilities	8,024,767	3.1
	Net Assets	$255,782,274	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $230,256,523.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$32,967,621
Gross Unrealized Depreciation	(15,466,637)
Net Unrealized Appreciation	$17,500,984

Sector Diversification	Percentage of Net Assets
Industrials	26.2%
Consumer Discretionary	18.2
Financials	12.9
Information Technology	10.5
Materials	9.6
Health Care	6.8
Energy	6.2
Consumer Staples	4.1
Utilities	0.9
Telecommunication Services	0.1
Rights	0.0
Short-Term Investments	1.4
Assets in Excess of Other Liabilities	3.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL SMALL CAP FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$1,476,042	$9,058,647	$438,703	$10,973,392
Austria	—	3,664,305	—	3,664,305
Belgium	3,465,286	1,393,307	—	4,858,593
Bermuda	91,744	—	—	91,744
Brazil	1,297,756	—	—	1,297,756
British Virgin Islands	25,542	—	—	25,542
Canada	10,647,812	—	—	10,647,812
Cayman Islands	—	26,715	—	26,715
China	1,038,988	1,276,014	26,116	2,341,118
Colombia	61,911	—	—	61,911
Denmark	723,083	2,537,219	—	3,260,302
Finland	125,726	1,590,200	—	1,715,926
France	2,103,816	12,449,959	—	14,553,775
Gabon	64,911	—	—	64,911
Germany	2,588,091	19,082,920	—	21,671,011
Greece	91,892	—	—	91,892
Guernsey	32,709	—	—	32,709
Hong Kong	149,116	5,372,349	62,848	5,584,313
Hungary	—	81,244	—	81,244
India	427,690	913,774	—	1,341,464
Indonesia	—	342,203	—	342,203
Ireland	638,537	—	—	638,537
Israel	—	116,054	—	116,054
Italy	—	11,468,068	—	11,468,068
Japan	1,381,660	74,119,066	—	75,500,726
Liechtenstein	32,370	—	—	32,370
Luxembourg	2,388,432	343,257	—	2,731,689
Malaysia	865,780	422,673	—	1,288,453
Mexico	760,368	—	—	760,368
Netherlands	233,371	617,907	—	851,278
Norway	1,205,465	2,141,374	—	3,346,839
Pakistan	218,857	—	—	218,857
Philippines	—	150,714	—	150,714
Poland	—	507,158	—	507,158
Portugal	309,429	94,903	—	404,332
Singapore	6,946	2,583,805	—	2,590,751
South Africa	476,830	329,973	—	806,803
South Korea	159,428	5,534,193	—	5,693,621
Spain	—	244,866	—	244,866
Sweden	—	548,852	—	548,852
Switzerland	2,005,945	5,698,670	—	7,704,615
Taiwan	740,103	2,750,457	—	3,490,560
Thailand	—	3,724,982	—	3,724,982
Turkey	—	1,260,224	—	1,260,224
United Kingdom	9,368,200	27,832,645	—	37,200,845
Total Common Stock	45,203,836	198,278,697	527,667	244,010,200
Rights	—	18,461	—	18,461
Short-Term Investments	4,121	3,655,571	—	3,659,692
Asset Management	69,154	—	—	69,154
Total Investments, at fair value	$45,277,111	$201,952,729	$527,667	$247,757,507
Other Financial Instruments+
Forward Foreign Currency Contracts	—	652	—	652
Total Assets	$45,277,111	$201,953,381	$527,667	$247,758,159

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL SMALL CAP FUND

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At April 30, 2013, the following forward foreign currency contracts were outstanding for the ING International Small Cap Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
State Street Bank	South African Rand	332,861	Buy	05/02/13	$3,626,257	$3,626,909	$652
							$652

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$652
Total Asset Derivatives		$652

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended April 30, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(141,498)
Total	$(141,498)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$652
Total	$652

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED)

ING INTERNATIONAL VALUE CHOICE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.7%
		Australia: 1.5%
6,497		Australia & New Zealand Banking Group Ltd.	$214,708	1.5

		Belgium: 1.4%
5,128		KBC Groep NV	200,715	1.4

		Canada: 0.3%
2,500		Other Securities	49,275	0.3

		Denmark: 1.4%
10,442	@	Danske Bank A/S	197,738	1.4

		Finland: 0.8%
6,508		Other Securities	120,967	0.8

		France: 12.7%
11,039		AXA S.A.	206,723	1.4
6,241		Carrefour S.A.	185,353	1.3
861		PPR	189,653	1.3
2,081		Renault S.A.	143,620	1.0
2,659		Sanofi	287,480	2.0
4,591	@	Societe Generale	166,777	1.1
10,052		Suez Environnement S.A.	144,258	1.0
7,376		Other Securities	534,285	3.6
			1,858,149	12.7

		Germany: 7.0%
2,179		Bayer AG	227,807	1.6
9,643		Deutsche Post AG	229,223	1.6
2,937		Siemens AG	306,878	2.1
2,720		Other Securities	253,217	1.7
			1,017,125	7.0

		Hong Kong: 4.3%
16,000		Power Assets Holdings Ltd.	156,461	1.1
23,000		Wharf Holdings Ltd.	205,438	1.4
90,000		Other Securities	269,973	1.8
			631,872	4.3

		Italy: 4.3%
8,619		ENI S.p.A.	205,705	1.4
14,375		Fiat Industrial SpA	162,327	1.1
161,400		Telecom Italia S.p.A.	137,093	0.9
32,785		Other Securities	126,792	0.9
			631,917	4.3

		Japan: 21.2%
15,000		Ajinomoto Co., Inc.	205,866	1.4
2,000		East Japan Railway Co.	168,834	1.2
32,000		Hitachi Ltd.	204,507	1.4
7,300		Hoya Corp.	146,265	1.0
4,700		Japan Tobacco, Inc.	177,666	1.2
5,800		Komatsu Ltd.	158,908	1.1
6,600		Mitsubishi Corp.	118,815	0.8
6,000		Mitsubishi Estate Co., Ltd.	195,427	1.3
7,300		Omron Corp.	230,606	1.6

COMMON STOCK: (continued)
		Japan: (continued)
7,000		Sumitomo Mitsui Financial Group, Inc.	$330,871	2.3
2,000		Sumitomo Realty & Development Co., Ltd.	94,523	0.6
7,700		Tokio Marine Holdings, Inc.	244,704	1.7
3,400		Tokyo Electron Ltd.	174,026	1.2
3,400		Toyota Motor Corp.	197,329	1.4
32,600		Other Securities	440,988	3.0
			3,089,335	21.2

		Luxembourg: 0.4%
4,300		Other Securities	53,707	0.4

		Netherlands: 8.6%
27,043		Aegon NV	180,640	1.3
2,062		Koninklijke DSM NV	132,908	0.9
7,465		Koninklijke Philips Electronics NV	206,617	1.4
8,414		Reed Elsevier NV	136,566	1.0
13,405		Royal Dutch Shell PLC — Class A	456,377	3.1
2,540		Other Securities	134,192	0.9
			1,247,300	8.6

		New Zealand: 1.1%
72,678		Telecom Corp. of New Zealand Ltd.	162,290	1.1

		Norway: 2.1%
9,771	@	DnB NOR ASA	160,005	1.1
6,020		Statoil ASA	147,378	1.0
			307,383	2.1

		Singapore: 1.2%
55,000		Singapore Telecommunications Ltd.	175,687	1.2

		Spain: 3.0%
17,780		Banco Bilbao Vizcaya Argentaria S.A.	173,081	1.2
7,343		Gas Natural SDG S.A.	153,760	1.1
135,686		Other Securities	105,645	0.7
			432,486	3.0

		Sweden: 1.9%
12,885		Telefonaktiebolaget LM Ericsson	160,243	1.1
9,518		Other Securities	114,530	0.8
			274,773	1.9

		Switzerland: 9.0%
6,422		Credit Suisse Group	178,343	1.2
4,050		Nestle S.A.	288,816	2.0
5,255		Novartis AG	389,015	2.7
1,806		Roche Holding AG — Genusschein	452,115	3.1
			1,308,289	9.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL VALUE CHOICE FUND

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United Kingdom: 15.0%
62,192	Barclays PLC	$277,531	1.9
8,428	BHP Billiton PLC	237,103	1.6
3,200	BP PLC ADR	139,520	1.0
7,591	GlaxoSmithKline PLC	195,859	1.4
17,023	HSBC Holdings PLC	186,436	1.3
3,867	Rio Tinto PLC	177,573	1.2
35,787	Tesco PLC	203,556	1.4
121,392	Vodafone Group PLC	370,403	2.5
9,697	WPP PLC	160,314	1.1
18,170	Other Securities	239,943	1.6
		2,188,238	15.0

	United States: 2.5%
10,200	Other Securities	362,296	2.5

	Total Common Stock (Cost $12,350,672)	14,524,250	99.7

SHORT-TERM INVESTMENTS: 0.7%
	Mutual Funds: 0.7%
95,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $95,000)	95,000	0.7

	Total Short-Term Investments (Cost $95,000)	95,000	0.7

	Total Investments in Securities (Cost $12,445,672)	$14,619,250	100.4
	Liabilities in Excess of Other Assets	(52,131)	(0.4)
	Net Assets	$14,567,119	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $12,464,912.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,349,123
Gross Unrealized Depreciation	(194,785)
Net Unrealized Appreciation	$2,154,338

Sector Diversification	Percentage of Net Assets
Financials	26.1%
Health Care	10.8
Industrials	10.2
Consumer Staples	9.8
Energy	9.7
Consumer Discretionary	8.3
Materials	7.3
Information Technology	6.9
Telecommunication Services	5.7
Utilities	4.9
Short-Term Investments	0.7
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL VALUE CHOICE FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$214,708	$—	$214,708
Belgium	—	200,715	—	200,715
Canada	49,275	—	—	49,275
Denmark	—	197,738	—	197,738
Finland	—	120,967	—	120,967
France	—	1,858,149	—	1,858,149
Germany	—	1,017,125	—	1,017,125
Hong Kong	—	631,872	—	631,872
Italy	—	631,917	—	631,917
Japan	—	3,089,335	—	3,089,335
Luxembourg	53,707	—	—	53,707
Netherlands	—	1,247,300	—	1,247,300
New Zealand	—	162,290	—	162,290
Norway	—	307,383	—	307,383
Singapore	—	175,687	—	175,687
Spain	—	432,486	—	432,486
Sweden	—	274,773	—	274,773
Switzerland	—	1,308,289	—	1,308,289
United Kingdom	139,520	2,048,718	—	2,188,238
United States	362,296	—	—	362,296
Total Common Stock	604,798	13,919,452	—	14,524,250
Short-Term Investments	95,000	—	—	95,000
Total Investments, at fair value	$699,798	$13,919,452	$—	$14,619,250

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED)

ING INTERNATIONAL VALUE EQUITY FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.5%
		Australia: 1.5%
65,256		Australia & New Zealand Banking Group Ltd.	$2,156,527	1.5

		Belgium: 1.4%
51,154		KBC Groep NV	2,002,216	1.4

		Canada: 0.4%
25,900		Other Securities	510,489	0.4

		China: 0.0%
12,100,000		Other Securities	70,609	0.0

		Denmark: 1.3%
101,018	@	Danske Bank A/S	1,912,960	1.3

		Finland: 0.8%
65,285		Other Securities	1,213,484	0.8

		France: 12.8%
112,244		AXA S.A.	2,101,952	1.4
62,675		Carrefour S.A.	1,861,393	1.3
8,326		PPR	1,833,976	1.2
21,150		Renault S.A.	1,459,664	1.0
26,841		Sanofi	2,901,932	2.0
46,651	@	Societe Generale	1,694,691	1.2
100,964		Suez Environnement S.A.	1,448,954	1.0
73,760		Other Securities	5,350,660	3.7
			18,653,222	12.8

		Germany: 6.9%
21,675		Bayer AG	2,266,046	1.5
95,963		Deutsche Post AG	2,281,132	1.6
28,975		Siemens AG	3,027,512	2.1
27,392		Other Securities	2,550,167	1.7
			10,124,857	6.9

		Hong Kong: 4.4%
159,000		Power Assets Holdings Ltd.	1,554,832	1.1
231,000		Wharf Holdings Ltd.	2,063,315	1.4
913,800		Other Securities	2,747,963	1.9
			6,366,110	4.4

		Italy: 4.4%
89,351		ENI S.p.A.	2,132,488	1.5
138,838		Fiat Industrial SpA	1,567,800	1.1
1,945,761		Other Securities	2,677,487	1.8
			6,377,775	4.4

		Japan: 21.3%
153,000		Ajinomoto Co., Inc.	2,099,835	1.4
20,000		East Japan Railway Co.	1,688,335	1.2
318,000		Hitachi Ltd.	2,032,289	1.4
73,600		Hoya Corp.	1,474,675	1.0
46,800		Japan Tobacco, Inc.	1,769,098	1.2
55,900		Komatsu Ltd.	1,531,547	1.0
65,800		Mitsubishi Corp.	1,184,549	0.8
61,000		Mitsubishi Estate Co., Ltd.	1,986,839	1.4
72,700		Omron Corp.	2,296,585	1.6

COMMON STOCK: (continued)
		Japan: (continued)
69,200		Sumitomo Mitsui Financial Group, Inc.	$3,270,901	2.2
76,700		Tokio Marine Holdings, Inc.	2,437,502	1.7
34,200		Tokyo Electron Ltd.	1,750,499	1.2
34,500		Toyota Motor Corp.	2,002,306	1.4
351,300		Other Securities	5,604,257	3.8
			31,129,217	21.3

		Luxembourg: 0.4%
46,600		Other Securities	582,034	0.4

		Netherlands: 8.5%
271,269		Aegon NV	1,812,009	1.2
21,520		Koninklijke DSM NV	1,387,087	1.0
72,793		Koninklijke Philips Electronics NV	2,014,769	1.4
131,288		Royal Dutch Shell PLC — Class A	4,469,736	3.1
108,848		Other Securities	2,697,856	1.8
			12,381,457	8.5

		New Zealand: 1.1%
697,488		Telecom Corp. of New Zealand Ltd.	1,557,495	1.1

		Norway: 2.1%
92,748	@	DnB NOR ASA	1,518,796	1.1
61,251		Statoil ASA	1,499,509	1.0
			3,018,305	2.1

		Singapore: 1.2%
568,000		Singapore Telecommunications Ltd.	1,814,365	1.2

		Spain: 2.9%
176,565		Banco Bilbao Vizcaya Argentaria S.A.	1,718,784	1.2
74,180		Gas Natural SDG S.A.	1,553,304	1.0
1,292,079		Other Securities	1,006,011	0.7
			4,278,099	2.9

		Sweden: 1.9%
129,257		Telefonaktiebolaget LM Ericsson	1,607,488	1.1
94,798		Other Securities	1,140,707	0.8
			2,748,195	1.9

		Switzerland: 8.9%
64,423		Credit Suisse Group	1,789,091	1.2
40,479		Nestle S.A.	2,886,659	2.0
52,300		Novartis AG	3,871,643	2.6
17,969		Roche Holding AG — Genusschein	4,498,370	3.1
			13,045,763	8.9

		United Kingdom: 14.8%
620,240		Barclays PLC	2,767,808	1.9
83,847		BHP Billiton PLC	2,358,850	1.6
77,025		GlaxoSmithKline PLC	1,987,360	1.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL VALUE EQUITY FUND

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United Kingdom: (continued)
170,038	HSBC Holdings PLC	$1,862,254	1.3
38,474	Rio Tinto PLC	1,766,729	1.2
356,141	Tesco PLC	2,025,725	1.4
1,203,282	Vodafone Group PLC	3,671,570	2.5
87,667	WPP PLC	1,449,340	1.0
212,538	Other Securities	3,727,974	2.5
		21,617,610	14.8

	United States: 2.5%
38,300	Coca-Cola Enterprises, Inc.	1,402,929	1.0
62,600	Other Securities	2,183,987	1.5
		3,586,916	2.5

	Total Common Stock (Cost $128,451,316)	145,147,705	99.5

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.9%
	Securities Lending Collateralcc(1): 0.4%
588,266	Citigroup, Inc., Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $588,268, collateralized by various U.S. Government Securities, 0.125%–6.000%, Market Value plus accrued interest $600,031, due 07/31/13–11/15/42) (Cost $588,266)	588,266	0.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
798,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $798,000)	798,000	0.5

	Total Short-Term Investments (Cost $1,386,266)	1,386,266	0.9

	Total Investments in Securities (Cost $129,837,582)	$146,533,971	100.4
	Liabilities in Excess of Other Assets	(532,320)	(0.4)
	Net Assets	$146,001,651	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $129,855,881.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$19,837,480
Gross Unrealized Depreciation	(3,159,390)
Net Unrealized Appreciation	$16,678,090

Sector Diversification	Percentage of Net Assets
Financials	26.2%
Health Care	10.6
Industrials	10.1
Consumer Staples	9.9
Energy	9.6
Consumer Discretionary	8.0
Materials	7.6
Information Technology	7.0
Telecommunication Services	5.7
Utilities	4.8
Short-Term Investments	0.9
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL VALUE EQUITY FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$2,156,527	$—	$2,156,527
Belgium	—	2,002,216	—	2,002,216
Canada	510,489	—	—	510,489
China	—	—	70,609	70,609
Denmark	—	1,912,960	—	1,912,960
Finland	—	1,213,484	—	1,213,484
France	—	18,653,222	—	18,653,222
Germany	—	10,124,857	—	10,124,857
Hong Kong	—	6,366,110	—	6,366,110
Italy	—	6,377,775	—	6,377,775
Japan	—	31,129,217	—	31,129,217
Luxembourg	582,034	—	—	582,034
Netherlands	—	12,381,457	—	12,381,457
New Zealand	—	1,557,495	—	1,557,495
Norway	—	3,018,305	—	3,018,305
Singapore	—	1,814,365	—	1,814,365
Spain	—	4,278,099	—	4,278,099
Sweden	—	2,748,195	—	2,748,195
Switzerland	—	13,045,763	—	13,045,763
United Kingdom	1,355,960	20,261,650	—	21,617,610
United States	3,586,916	—	—	3,586,916
Total Common Stock	6,035,399	139,041,697	70,609	145,147,705
Short-Term Investments	798,000	588,266	—	1,386,266
Total Investments, at fair value	$6,833,399	$139,629,963	$70,609	$146,533,971

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED)

ING INTERNATIONAL VALUE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.6%
		Australia: 1.4%
144,768		Australia & New Zealand Banking Group Ltd.	$4,784,176	1.4

		Belgium: 1.4%
117,589		KBC Groep NV	4,602,546	1.4

		Canada: 0.3%
58,900		Other Securities	1,160,919	0.3

		Denmark: 1.3%
232,320	@	Danske Bank A/S	4,399,403	1.3

		Finland: 0.8%
152,754		Other Securities	2,839,313	0.8

		France: 12.0%
249,803		AXA S.A.	4,677,968	1.4
145,699		Carrefour S.A.	4,327,135	1.3
19,422		PPR	4,278,102	1.2
48,993		Renault S.A.	3,381,245	1.0
61,212		Sanofi	6,617,974	1.9
108,758	@	Societe Generale	3,950,852	1.1
231,830		Suez Environnement S.A.	3,327,037	1.0
149,987		Other Securities	10,480,903	3.1
			41,041,216	12.0

		Germany: 6.9%
50,948		Bayer AG	5,326,436	1.5
226,263		Deutsche Post AG	5,378,487	1.6
68,075		Siemens AG	7,112,955	2.1
63,027		Other Securities	5,867,453	1.7
			23,685,331	6.9

		Hong Kong: 4.1%
530,000		Wharf Holdings Ltd.	4,734,014	1.4
8,852,400		Other Securities	9,125,095	2.7
			13,859,109	4.1

		Italy: 4.3%
200,077		ENI S.p.A.	4,775,120	1.4
326,759		Fiat Industrial SpA	3,689,860	1.1
4,455,266		Other Securities	6,137,631	1.8
			14,602,611	4.3

		Japan: 21.3%
351,000		Ajinomoto Co., Inc.	4,817,268	1.4
45,800		East Japan Railway Co.	3,866,288	1.1
749,888		Hitachi Ltd.	4,792,418	1.4
170,700		Hoya Corp.	3,420,205	1.0
107,000		Japan Tobacco, Inc.	4,044,733	1.2
130,900		Komatsu Ltd.	3,586,394	1.0
151,100		Mitsubishi Corp.	2,720,142	0.8
140,000		Mitsubishi Estate Co., Ltd.	4,559,958	1.3
168,500		Omron Corp.	5,322,896	1.6
165,400		Sumitomo Mitsui Financial Group, Inc.	7,818,021	2.3
177,900		Tokio Marine Holdings, Inc.	5,653,605	1.7

COMMON STOCK: (continued)
		Japan: (continued)
79,900		Tokyo Electron Ltd.	$4,089,617	1.2
77,800		Toyota Motor Corp.	4,515,345	1.3
1,167,948		Other Securities	13,497,923	4.0
			72,704,813	21.3

		Luxembourg: 0.3%
94,000		Other Securities	1,174,060	0.3

		Netherlands: 8.4%
639,109		Aegon NV	4,269,088	1.3
49,727		Koninklijke DSM NV	3,205,190	0.9
167,822		Koninklijke Philips Electronics NV	4,644,987	1.4
303,835		Royal Dutch Shell PLC — Class A	10,344,146	3.0
252,346		Other Securities	6,182,875	1.8
			28,646,286	8.4

		New Zealand: 1.1%
1,623,436		Telecom Corp. of New Zealand Ltd.	3,625,143	1.1

		Norway: 2.1%
221,917	@	DnB NOR ASA	3,634,006	1.1
138,880		Statoil ASA	3,399,973	1.0
			7,033,979	2.1

		Singapore: 1.2%
1,278,100		Singapore Telecommunications Ltd.	4,082,640	1.2

		Spain: 2.9%
411,477		Banco Bilbao Vizcaya Argentaria S.A.	4,005,551	1.2
169,228		Gas Natural SDG S.A.	3,543,578	1.0
2,894,975		Other Securities	2,254,022	0.7
			9,803,151	2.9

		Sweden: 1.8%
295,500		Telefonaktiebolaget LM Ericsson	3,674,948	1.1
217,174		Other Securities	2,613,261	0.7
			6,288,209	1.8

		Switzerland: 8.9%
147,982		Credit Suisse Group	4,109,622	1.2
93,663		Nestle S.A.	6,679,343	1.9
122,691		Novartis AG	9,082,518	2.7
42,287		Roche Holding AG — Genusschein	10,586,154	3.1
			30,457,637	8.9

		United Kingdom: 14.7%
1,436,444		Barclays PLC	6,410,101	1.9
192,885		BHP Billiton PLC	5,426,393	1.6
179,421		GlaxoSmithKline PLC	4,629,329	1.4
387,745		HSBC Holdings PLC	4,246,579	1.2
88,506		Rio Tinto PLC	4,064,203	1.2
837,889		Tesco PLC	4,765,900	1.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL VALUE FUND

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United Kingdom: (continued)
2,766,511	Vodafone Group PLC	$8,441,445	2.5
212,477	WPP PLC	3,512,740	1.0
496,191	Other Securities	8,647,796	2.5
		50,144,486	14.7

	United States: 2.4%
233,200	Other Securities	8,296,038	2.4

	Total Common Stock (Cost $286,666,054)	333,231,066	97.6

SHORT-TERM INVESTMENTS: 0.4%
	Mutual Funds: 0.4%
1,498,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,498,000)	1,498,000	0.4

	Total Short-Term Investments (Cost $1,498,000)	1,498,000	0.4

	Total Investments in Securities (Cost $288,164,054)	$334,729,066	98.0
	Assets in Excess of Other Liabilities	6,660,586	2.0
	Net Assets	$341,389,652	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

 Cost for federal income tax purposes is $296,295,264.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$52,622,864
Gross Unrealized Depreciation	(14,189,062)
Net Unrealized Appreciation	$38,433,802

Sector Diversification	Percentage of Net Assets
Financials	26.0%
Health Care	10.6
Industrials	10.0
Consumer Staples	9.8
Energy	9.4
Consumer Discretionary	8.0
Information Technology	6.9
Materials	6.7
Telecommunication Services	5.7
Utilities	4.5
Short-Term Investments	0.4
Assets in Excess of Other Liabilities	2.0
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL VALUE FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$4,784,176	$—	$4,784,176
Belgium	—	4,602,546	—	4,602,546
Canada	1,160,919	—	—	1,160,919
Denmark	—	4,399,403	—	4,399,403
Finland	—	2,839,313	—	2,839,313
France	—	41,041,216	—	41,041,216
Germany	—	23,685,331	—	23,685,331
Hong Kong	—	13,553,046	306,063	13,859,109
Italy	—	14,602,611	—	14,602,611
Japan	601,656	72,103,157	—	72,704,813
Luxembourg	1,174,060	—	—	1,174,060
Netherlands	—	28,646,286	—	28,646,286
New Zealand	—	3,625,143	—	3,625,143
Norway	—	7,033,979	—	7,033,979
Singapore	—	4,082,640	—	4,082,640
Spain	2,254,022	7,549,129	—	9,803,151
Sweden	—	6,288,209	—	6,288,209
Switzerland	—	30,457,637	—	30,457,637
United Kingdom	3,121,760	47,022,726	—	50,144,486
United States	8,296,038	—	—	8,296,038
Total Common Stock	16,608,455	316,316,548	306,063	333,231,066
Short-Term Investments	1,498,000	—	—	1,498,000
Total Investments, at fair value	$18,106,455	$316,316,548	$306,063	$334,729,066

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED)

ING RUSSIA FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.9%
		Consumer Discretionary: 0.5%
130,840		M Video	$1,032,247	0.5

		Consumer Staples: 9.2%
13,230	@	DIXY Group OJSC	169,750	0.1
60,860		Magnit OAO	13,055,064	6.3
20,940		Magnit OJSC	4,491,834	2.2
70,000	#, @	MHP SA GDR	1,295,000	0.6
			19,011,648	9.2

		Energy: 39.1%
40,000		Eurasia Drilling Co. Ltd. GDR	1,567,054	0.8
2,363,800	@	Gazprom OAO	9,444,062	4.5
369,970		Lukoil OAO ADR	23,456,098	11.3
93,000		NovaTek OAO GDR	9,440,674	4.5
1,056,100		Rosneft Oil Co. GDR	7,243,300	3.5
497,000	L	Surgutneftegas OJSC ADR	4,240,206	2.0
10,698,600		Surgutneftegas OJSC	7,563,115	3.6
470,000		Tatneft	1,581,267	0.8
197,000	L	Tatneft ADR	7,474,402	3.6
4,573		Transneft	9,243,594	4.5
			81,253,772	39.1

		Financials: 15.5%
244,843	@, L	Halyk Savings Bank of Kazakhstan JSC GDR	1,790,606	0.9
815,000		LSR Group GDR	3,556,742	1.7
5,451,400		Sberbank	17,395,524	8.4
307,000		Sberbank of Russia ADR	3,948,020	1.9
1,727,400	@, L	VTB Bank OJSC GDR	5,461,020	2.6
			32,151,912	15.5

		Health Care: 1.0%
125,000	@	MD Medical Group Investments PLC GDR	2,187,500	1.0

		Information Technology: 1.3%
35,294		Mail.ru Group Ltd. GDR	952,938	0.5
64,500	@	Yandex NV	1,660,230	0.8
			2,613,168	1.3

		Materials: 14.4%
561,000		Evraz PLC	1,365,190	0.6
27,700		MMC Norilsk Nickel	4,601,309	2.2
310,000		MMC Norilsk Nickel ADR	4,785,061	2.3
120,000		Novolipetsk Steel GDR	2,015,873	1.0
1,234,030		Novolipetsk Steel	2,060,469	1.0
146,400		Phosagro OAO GDR	2,070,096	1.0
129,300		Polymetal International PLC	1,405,871	0.7
764,806		Polyus Gold International Ltd.	2,417,861	1.2
276,500		Severstal OAO GDR	2,367,513	1.1
190,000		Uralkali GDR	6,890,375	3.3
			29,979,618	14.4

COMMON STOCK: (continued)
		Telecommunication Services: 13.2%
1,301,800		JSFC Sistema	$1,110,343	0.5
128,000	#, @	KCell JSC GDR	1,933,938	0.9
118,900		Mobile Telesystems OJSC	1,048,765	0.5
504,200		Mobile Telesystems OJSC	4,447,326	2.2
818,300		Mobile Telesystems OJSC ADR	16,938,810	8.1
104,400		Sistema JSFC GDR	1,996,480	1.0
			27,475,662	13.2

		Utilities: 2.7%
548,600,000	@	Federal Grid Co. Unified Energy System JSC	2,137,362	1.0
192,188,227		RusHydro	3,434,594	1.7
			5,571,956	2.7

		Total Common Stock (Cost $151,244,954)	201,277,483	96.9

PREFERRED STOCK: 2.1%
		Financials: 2.1%
1,860,000		Sberbank of Russia	4,328,543	2.1

		Total Preferred Stock (Cost $4,301,347)	4,328,543	2.1

		Total Long-Term Investments (Cost $155,546,301)	205,606,026	99.0

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.7%
	Securities Lending Collateralcc(1): 3.7%
1,825,023	BNP Paribas Bank, Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $1,825,030, collateralized by various U.S. Government Securities, 0.250%–0.875%, Market Value plus accrued interest $1,861,523, due 05/31/14–03/31/18)	1,825,023	0.8
1,825,023	Citigroup, Inc., Repurchase Agreement dated 04/30/13, 0.18%, due 05/01/13 (Repurchase Amount $1,825,032, collateralized by various U.S. Government Agency Obligations, 0.841%–6.500%, Market Value plus accrued interest $1,862,325, due 11/01/18–03/15/53)	1,825,023	0.9

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING RUSSIA FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,825,023	Deutsche Bank AG, Repurchase Agreement dated 04/30/13, 0.17%, due 05/01/13 (Repurchase Amount $1,825,032, collateralized by various U.S. Government Agency Obligations, 2.130%–7.500%, Market Value plus accrued interest $1,861,524, due 12/01/16–04/01/48)	1,825,023	0.9
1,825,023	JPMorgan Chase & Co., Repurchase Agreement dated 04/30/13, 0.17%, due 05/01/13 (Repurchase Amount $1,825,032, collateralized by various U.S. Government Agency Obligations, 2.500%–6.500%, Market Value plus accrued interest $1,861,565, due 05/01/14–06/01/42)	1,825,023	0.9
384,196	Merrill Lynch & Co., Inc., Repurchase Agreement dated 04/30/13, 0.14%, due 05/01/13 (Repurchase Amount $384,197, collateralized by various U.S. Government Securities, 0.250%–2.750%, Market Value plus accrued interest $391,880, due 10/15/15–08/15/42)	384,196	0.2
		7,684,288	3.7

	Total Short-Term Investments (Cost $7,684,288)	7,684,288	3.7

	Total Investments in Securities (Cost $163,230,589)	$213,290,314	102.7
	Liabilities in Excess of Other Assets	(5,588,285)	(2.7)
	Net Assets	$207,702,029	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at April 30, 2013.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $171,774,676.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$68,543,785
Gross Unrealized Depreciation	(27,028,147)
Net Unrealized Appreciation	$41,515,638

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

ING RUSSIA FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$1,032,247	$—	$1,032,247
Consumer Staples	1,295,000	17,716,648	—	19,011,648
Energy	23,456,098	57,797,674	—	81,253,772
Financials	3,948,020	28,203,892	—	32,151,912
Health Care	2,187,500	—	—	2,187,500
Information Technology	2,613,168	—	—	2,613,168
Materials	2,070,096	27,909,522	—	29,979,618
Telecommunication Services	16,938,810	10,536,852	—	27,475,662
Utilities	—	5,571,956	—	5,571,956
Total Common Stock	52,508,692	148,768,791	—	201,277,483
Preferred Stock	—	4,328,543	—	4,328,543
Short-Term Investments	—	7,684,288	—	7,684,288
Total Investments, at fair value	$52,508,692	$160,781,622	$—	$213,290,314

(1)	For the six months ended April 30, 2013, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels at the end of the reporting period. At April 30, 2013, securities valued at $2,782,293 and $1,888,010 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING International Value Equity Fund was held March 12, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposal:

1	To approve a new sub-advisory agreement between ING Investments, LLC, the investment adviser to International Value Equity Funds, and ING Investment Management Co. LLC, International Value Equity Fund’s current interim sub-adviser and proposed sub-adviser.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING International Value Equity Fund	1*	2,028,546.559	77,950.808	118,616.569		2,225,113.936

*	Proposal did not pass; Adjourned to April 11, 2013

A special meeting of shareholders of the ING International Value Choice Fund was held March 14, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposal:

1	To approve an agreement and Plan of Reorganization by and between International Value Choice Fund and ING International Value Equity Fund (formerly, ING Global Value Choice Fund) (“International Value Equity Fund”), providing for the reorganization of International Value Choice Fund with and into International Value Equity Fund (the “Reorganization”).

2	To approve a new sub-advisory agreement between ING Investments, LLC (“ING Investments” or “Adviser”), the investment adviser to International Value Choice Fund, and ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”), International Value Choice Fund’s current interim sub-adviser and proposed sub-adviser (together with the Reorganization, the “Proposals”).

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING International Value Choice Fund	1*	1,137,869.280	14,041.679	32,886.040		1,184,796.999
	2*	1,123,909.345	27,748.613	33,139.041		1,184,796.999

*	Proposals passed

A special meeting of shareholders of the ING International Value Equity Fund was held April 11, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposal:

1	To approve a new sub-advisory agreement between ING Investments, LLC, the investment adviser to International Value Equity Funds, and ING Investment Management Co. LLC, International Value Equity Fund’s current interim sub-adviser and proposed sub-adviser.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING International Value Equity Fund	1*	2,928,882.433	91,344.280	205,218.743		3,225,445.456

*	Proposal passed

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the existing investment advisory and sub-advisory contracts for ING Diversified International Fund, ING Global Bond Fund, ING International Small Cap Fund, ING International Value Choice Fund, ING International Value Equity Fund, ING International Value Fund, and ING Russia Fund (collectively, the “Funds”) will remain in effect only if the Board of Trustees (the “Board”) of ING Mutual Funds and ING Mayflower Trust (each a “Trust”) including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 29, 2012, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Fund (collectively, the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 24 and November 27, 2012 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 29, 2012 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the ING Fund complex under its jurisdiction (“ING Funds”), the Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2013. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the ING Funds, including the Funds’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional or revised information from Management and address certain unique characteristics related to new or existing ING Funds.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board has established (among other committees) two Investment Review Committees (each, an “IRC” and together, the “IRCs”), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the Contract Review Process, and each Fund is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark, Lipper, Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the ING Funds (“15(c) Methodology Guide”). This guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. The Independent Trustees review and update the 15(c) Methodology Guide annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Funds’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheets data for a representative sample of the ING Funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and the selected peer group of investment companies (“Selected Peer Group”) to be used by the Funds for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of the ING Funds.

The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2013. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Funds for the year ending November 30, 2013, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 29, 2012 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s performance, investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Funds’) advisory contracts and sub-advisory contracts, including a written analysis for the Funds of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Funds; and (11) other information relevant to the Board’s evaluations.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board also noted that pursuant to an agreement with the European Commission, ING Groep, N.V. (“ING Groep”), the ultimate parent company of the Adviser and ING affiliated Sub-Advisers, has announced its intention to divest ING U.S., Inc. (“ING U.S.”), its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and ING affiliated Sub-Advisers, into an independent, standalone company by the end of 2016 (such divestment, the “Separation Plan”). ING U.S. is a wholly owned, indirect subsidiary of ING Groep and a parent company of the Adviser and ING affiliated Sub-Advisers. The Board further noted that the Separation Plan may result in the Adviser and ING affiliated Sub-Advisers’ loss of access to the services and resources of their current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control. If a change of control is deemed to take place, the investment advisory and sub-advisory agreements for the ING Funds, including the Funds, would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of an ING Fund. The Board also recognized that there can be no assurance that the Separation Plan will be carried out. The Board considered the potential effects of the separation on the Funds, the Adviser and ING affiliated Sub-Advisers, including the Adviser’s and ING affiliated Sub-Advisers’ ability prior to, during and after the separation to perform the same level of service to the Funds as they currently provide. In this regard, the Board noted that the Adviser and ING affiliated Sub-Advisers do not currently anticipate that the separation would have a material adverse impact on the Funds or their operations and administration. The Separation Plan is discussed in more detail below under “Approval of Investment Advisory and Sub-Advisory Contracts in Connection with Separation Plan.”

For each Fund, Class A shares were used for purposes of certain comparisons between the Fund and its Selected Peer Group. Class A shares generally were selected so that a Fund’s share class with the longest performance history was compared to the analogous class of shares for the funds in its Selected Peer Group. The mutual funds included in the Funds’ Selected Peer Groups were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Advisers provide to the applicable Funds and the Sub-Advisers’ compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of the Sub-Advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection (“MR&S”) group, which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Advisers and the Funds that they manage. The Board recognized that the MR&S group also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MR&S group prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which, team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment processes and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Fund and/or its performance. The Board also noted that the MR&S group provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the ING Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the ING Funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage an ING Fund. The Board noted that, for new, non-ING-affiliated sub-advisers, the MR&S group is responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on the candidates; and selecting the firm to propose as a new sub-adviser,

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

as well as preparing written materials and reports to the committees and the Board as part of the process of approving any new sub-adviser for such Fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, the MR&S group has developed, based on guidance from the IRCs, a methodology for comparing performance of each Fund to the Fund’s Morningstar category median, Lipper category median, and/or primary benchmark. The Board also recognized that the MR&S group provides the IRCs with regular updates on the Funds and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by the MR&S group is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Funds managed by non-ING-affiliated sub-advisers and their similarly managed retail counterparts and again assists the Board in carrying out its general oversight duties. The Board also noted that the Adviser regularly monitors performance, personnel, compliance and a myriad of other issues that may arise on a day-to-day basis with regards to the Sub-Advisers and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board noted that the Funds also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Funds and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRC that focus on the investment risks of the Funds. The Board also noted that the IRMD provides the IRC with analyses that are developed to assist the IRC in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRC, which may vary from the perspective of the MR&S group.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING Fund complex. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Fund complex) by the Adviser and each Sub-Adviser, and whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and each Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheets prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median, Lipper category median and/or primary benchmark. The FACT sheets performance data was as of June 30, 2012. In addition, the Board also considered at its November 29, 2012 meeting certain additional data regarding performance and Fund asset levels as of September 30 and October 31, 2012. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers. The Board also considered that some of the Funds that do not have advisory fee rate breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Funds’ investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. For non-ING-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-ING-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or Sub-Advisers (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of the Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered: (1) the fee rate structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Funds. For each Fund, the Board separately determined that the fee rate payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser and each ING-affiliated Sub-Adviser, which was prepared by

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to each Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-ING-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Fund) pays the sub-advisory fees earned by a non-ING-affiliated Sub-Adviser. In addition, the Board noted that certain of the Funds’ Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fee rates of the Adviser and Sub-Advisers primarily on the factors described for each Fund herein. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain ING Funds. These remedial actions have included, among others: reductions in effective fee rates through expense limitation or fee waiver arrangements or through contractual fee rate revisions, such as the addition of the fee schedule breakpoints at higher asset levels; changes in sub-adviser or portfolio managers; and strategy modifications.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 29, 2012 meeting in relation to renewing each Fund’s current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee rate and expense ratio were compared to the fee rates and expense ratios of the funds in its Selected Peer Group.

ING Diversified International Fund

In considering whether to approve the renewal of the Advisory Contract for ING Diversified International Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund outperformed its Morningstar category median for the year-to-date and one-year periods, but underperformed for the most recent calendar quarter, three-year, and five-year periods; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; and (3) the Fund is ranked in the third quintile of its Morningstar category for the year-to-date, one-year, and three-year periods, and the fourth quintile for the most recent calendar quarter and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s expectation that the Fund’s longer-term performance will improve; (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review the Fund’s performance; and (3) Management’s representations regarding the effect that changes to the Fund’s underlying fund universe would have on performance.

In considering the fees payable under the Advisory Contract for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Fund indirectly bears the fees payable by the underlying funds in which the Fund invests.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Fund’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Bond Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Bond Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund underperformed its Morningstar category median for the most recent calendar quarter, year-to-date, and three-year periods, but outperformed for the one-year, five-year, and ten-year periods; (2) the Fund outperformed its primary benchmark for all periods presented, with the exceptions of the most recent calendar quarter and one-year periods, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the third quintile for the one-year and three-year periods, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account (1) Management’s representations regarding favorable performance during certain periods; and (2) Management’s confidence in the ability of the Sub-Adviser to execute the Fund’s investment mandate.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Small Cap Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Small Cap Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exceptions of the most recent calendar quarter and five-year period, during which it underperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exceptions of the year-to-date and three-year periods, during which it outperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the ten-year period, the third quintile for the most recent calendar quarter, year-to-date, one-year, and three-year periods, and the fifth (lowest) quintile for the five-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Choice Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Value Choice Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the five-year period, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, one-year, and three-year periods.

In analyzing this performance data, the Board took into account that the Board, at its September 2012 meeting, had approved the merger of the Fund into ING International Value Equity Fund, and that this merger is expected to occur in March 2013 if approved by the Fund’s shareholders.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account that: (1) Management’s representations regarding advisory fee waivers that had been put into place, which lowers the effective management fee rate payable by the Fund; and (2) Management’s representations with respect to the competitiveness of the Fund’s net management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Board has approved the merger of the Fund into ING International Value Equity Fund, to be effective in March 2013, it is reasonable to further assess performance once this change is implemented; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Equity Fund
(formerly ING Global Value Choice Fund)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Value Equity Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the five-year and ten-year periods, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the five-year and ten-year periods, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the ten-year period, and the fifth

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

(lowest) quintile for the most recent calendar quarter, year-to-date, one-year, and three-year periods.

In analyzing this performance data, the Board took into account: (1) the Board approved a changes to the Fund’s name, strategy and Sub-Adviser effective November 2012, and that more time is needed to assess the impact of these changes on the Fund’s performance; and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s Sub-Adviser change will become effective November 2012, and it is reasonable to permit the Fund to establish a longer performance record for purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Value Fund, the Board considered that assets of the Fund are managed by 3 different sub-advisers: ING Investment Management Co. LLC (“ING IM”), del Rey Global Investors, LLC (“del Rey”), and Brandes Investment Partners, L.P. (“Brandes”). The Board considered performance of each sub-adviser with respect to assets it manages (“Sleeve”). Based on performance data for the periods ended June 30, 2012: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the ten-year period, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the third quintile of its Morningstar category for the ten-year period, the fourth quintile for the most recent calendar quarter, year-to-date, one-year, and five-year periods, and the fifth (lowest) quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) the changes in the Fund’s investment strategy effective in February 2012; (2) Management’s representations that the changes and enhancements made to the ING IM Sleeve will continue to improve the Fund’s performance; and (3) that Management would continue to monitor the performance of the del Rey and Brandes Sleeves.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into consideration: (1)that Management, at the Board’s request, would propose a reduction in the expense limit so as to reduce the net amount of expenses for the Fund; and (2) Management’s representations regarding the competitiveness of the Fund’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to each

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Russia Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Russia Fund, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Fund outperformed its Morningstar category median for the three-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the second quintile for the three-year and five-year periods, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Fund’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

BOARD CONSIDERATION AND APPROVAL OF NEW INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

ING Diversified Emerging Markets Debt Fund

At a meeting held on September 6, 2012, the Board considered the initial approval of the investment advisory contract (the “IDEM Advisory Contract”) with ING Investments, LLC and the sub-advisory contract (the “IDEM Sub-Advisory Contract”) between the Adviser and the sub-adviser, ING Investment Management Co. LLC (“ING IM”) (together, the “IDEM Advisory and Sub-Advisory Contracts”) for ING Diversified Emerging Markets Debt Fund (“Diversified Emerging Markets Debt Fund”).

In determining whether to initially approve the IDEM Advisory and Sub-Advisory Contracts for the Diversified Emerging Markets Debt Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for Diversified Emerging Markets Debt Fund, should be approved. The materials provided to the Board in support of the IDEM Advisory and Sub-Advisory Contracts included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of Diversified Emerging Markets Debt Fund that discusses, among other things: (a) the Adviser’s experience and expertise in the management of other ING Funds, (b) the experience of the Adviser overseeing sub-advisers to other ING Funds, and (c) the experience of ING IM in utilizing pooled vehicle funds for fixed-income investments in emerging market countries, including sovereign and corporate debt, and its investment capabilities; (2) information about Diversified Emerging Markets Debt Fund’s investment objectives and strategies and anticipated portfolio characteristics; (3) FACT sheets for Diversified Emerging Markets Debt Fund that compare Diversified Emerging Markets Debt Fund’s fee rate structure to its comparable Selected Peer Group and Morningstar/Lipper category medians; (4) supporting documentation, including copies of the forms of IDEM Advisory and Sub-Advisory Contracts for Diversified Emerging Markets Debt Fund; and (5) other

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of the Adviser’s oversight of other sub-advisers managing ING Funds, and by ING IM at the September 5, 2012 International/Balanced/Fixed Income Funds Investment Review Committee (“I/B/F IRC”) meeting regarding Diversified Emerging Markets Debt Fund.

The Board’s consideration of whether to approve the IDEM Advisory Contract with the Adviser on behalf of Diversified Emerging Markets Debt Fund took into account several factors including, but not limited to, the following: (1) the nature, extent and quality of the services to be provided by the Adviser to Diversified Emerging Markets Debt Fund under the IDEM Advisory Contract; (2) the Adviser’s experience as a manager-of-managers overseeing sub-advisers to other ING Funds; (3) the Adviser’s strength and reputation within the industry; (4) the fairness of the compensation under the proposed IDEM Advisory Contract in light of the services to be provided to Diversified Emerging Markets Debt Fund and taking into account the sub-advisory fee rate payable by the Adviser to ING IM; (5) the fairness of the Adviser’s compensation under an IDEM Advisory Contract with a level fee rate that does not include breakpoints; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of Diversified Emerging Markets Debt Fund, including that: (a) the proposed net management fee rate for Diversified Emerging Markets Debt Fund is above the median and the average management fee rates of the funds in Diversified Emerging Markets Debt Fund’s proposed Selected Peer Group, and (b) the estimated net expense ratio for Diversified Emerging Markets Debt Fund is equal to the median and above the average expense ratios of the funds in Diversified Emerging Markets Debt Fund’s Selected Peer Group; (7) the projected profitability of the Adviser when the sub-advisory fees payable by the Adviser to ING IM are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser, including its management team’s expertise in the management of other ING Funds; (9) the Adviser’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other ING Funds; (10) the information that had been provided by the Adviser at regular Board meetings with respect to its capabilities as a manager-of-managers in overseeing similar funds; and (11) “fall-out benefits” to the Adviser and its affiliates that were anticipated to arise from the Adviser’s management of Diversified Emerging Markets Debt Fund.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of Diversified Emerging Markets Debt Fund’s proposed management fee and estimated expense ratio.

In reviewing the proposed IDEM Sub-Advisory Contract with ING IM, the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view of the reputation of ING IM and its sub-advisory services; (2) ING IM’s strength and reputation in the industry; (3) the information that had been provided by ING IM in advance of the September 5, 2012 I/B/F IRC meeting at which ING IM presented with respect to ING IM’s sub-advisory services; (4) the nature, extent and quality of the services to be provided by ING IM under the proposed IDEM Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM; (6) the fairness of the compensation under the IDEM Sub-Advisory Contract in light of the services to be provided by ING IM as Diversified Emerging Markets Debt Fund’s Sub-Adviser; (7) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with Federal securities laws, which had been reviewed and evaluated by the Trust’s Chief Compliance Officer; (8) ING IM’s financial condition; (9) the appropriateness of the selection of ING IM in light of Diversified Emerging Markets Debt Fund’s investment objectives and prospective investor base; and (10) ING IM’s Code of Ethics, which was previously approved by the Board.

After its deliberation, the Board reached the following conclusions: (1) Diversified Emerging Markets Debt Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) Diversified Emerging Markets Debt Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the proposed sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board; and (4) the Adviser and ING IM maintain appropriate compliance programs, with this conclusion based upon the Board’s previous and ongoing review of their compliance programs. Based on these conclusions and other factors, the Board voted to approve the IDEM Advisory and Sub-Advisory Contracts for Diversified

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Emerging Markets Debt Fund. During the Board’s deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Perspectives Fund

At a meeting held on March 7, 2013, the Board considered the initial approval of the investment advisory contract (the “GP Advisory Contract”) with the Adviser and the sub-advisory contract (“GP Sub-Advisory Contract”) between the Adviser and the sub-adviser, ING IM, (together, the “GP Advisory and Sub-Advisory Contracts”) for ING Global Perspectives Fund (“Global Perspectives Fund”).

In determining whether to initially approve the GP Advisory and Sub-Advisory Contracts for Global Perspectives Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for Global Perspectives Fund, should be approved. The materials provided to the Board in support of the GP Advisory and Sub-Advisory Contracts included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of Global Perspectives Fund that discusses, among other things: (a) the Adviser’s experience and expertise in the management of other ING Funds, (b) the experience of the Adviser overseeing sub-advisers to other ING Funds, and (c) the experience of ING IM in global equity and fixed-income investments and its investment capabilities; (2) information about Global Perspectives Fund’s investment objectives and strategies and anticipated portfolio characteristics; (3) FACT sheets for Global Perspectives Fund that compare Global Perspectives Fund’s fee rate structure to its comparable Selected Peer Group and Morningstar/Lipper category medians; (4) supporting documentation, including copies of the forms of GP Advisory and Sub-Advisory Contracts for Global Perspectives Fund; and (5) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of the Adviser’s oversight of other sub-advisers managing ING Funds, and by ING IM at the March 6, 2013 joint meeting of the Domestic Equity Funds and the International/Balanced/Fixed Income Funds Investment Review Committees (“Joint IRC”) regarding Global Perspectives Fund.

The Board’s consideration of whether to approve the GP Advisory Contract with the Adviser on behalf of Global Perspectives Fund took into account several factors including, but not limited to, the following: (1) the nature, extent and quality of the services to be provided by the Adviser to Global Perspectives Fund under the GP Advisory Contract; (2) the Adviser’s experience as a manager-of-managers overseeing sub-advisers to other ING Funds; (3) the Adviser’s strength and reputation within the industry; (4) the fairness of the compensation under the proposed GP Advisory Contract in light of the services to be provided to Global Perspectives Fund and taking into account the sub-advisory fees payable by the Adviser to ING IM; (5) the costs for the services to be provided by the Adviser, including that the proposed management fee would not be subject to breakpoints and would be bifurcated, meaning that a lower rate is paid on investments in underlying ING Funds and a higher rate is charged for investments in direct investments, such as derivative instruments and exchange traded funds; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of Global Perspectives Fund, including that: (a) the proposed net management fee rate for Global Perspectives Fund is above the median and the average management fee rates of the funds in Global Perspectives Fund’s proposed Selected Peer Group, and (b) the estimated net expense ratio for Global Perspectives Fund is below the median and the average expense ratios of the funds in the Fund’s Selected Peer Group; (7) the projected profitability of the Adviser when the sub-advisory fees payable by the Adviser to ING IM are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Adviser, including its management team’s expertise in the management of other ING Funds; (9) the Adviser’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other ING Funds; (10) the information that had been provided by the Adviser at regular Board meetings with respect to its capabilities as a manager-of-managers in overseeing similar funds; and (11) “fall-out benefits” to the Adviser and its affiliates that were anticipated to arise from the Adviser’s management of Global Perspectives Fund.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of Global Perspectives Fund’s proposed management fee and estimated expense ratio.

In reviewing the proposed GP Sub-Advisory Contract with ING IM, the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view of the reputation of ING IM and its sub-advisory services; (2) ING IM’s strength and reputation

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

in the industry; (3) the information that had been provided by ING IM in advance of the March 6, 2013 Joint IRC meeting at which ING IM presented with respect to ING IM’s sub-advisory services; (4) the nature, extent and quality of the services to be provided by ING IM under the proposed GP Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM; (6) the fairness of the compensation under the GP Sub-Advisory Contract in light of the services to be provided by ING IM as Global Perspectives Fund’s Sub-Adviser; (7) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with Federal securities laws, which had been reviewed and evaluated by the Trust’s Chief Compliance Officer; (8) ING IM’s financial condition; (9) the appropriateness of the selection of ING IM in light of Global Perspectives Fund’s investment objectives and prospective investor base; and (10) ING IM’s Code of Ethics, which was previously approved by the Board.

After its deliberation, the Board reached the following conclusions: (1) Global Perspectives Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) Global Perspectives Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the proposed sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board; and (4) the Adviser and ING IM maintain appropriate compliance programs, with this conclusion based upon the Board’s previous and ongoing review of their compliance programs. Based on these conclusions and other factors, the Board voted to approve the GP Advisory and Sub-Advisory Contracts for Global Perspectives Fund. During the Board’s deliberations, different Board members may have given different weight to different individual factors and related conclusions.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH SEPARATION PLAN

ING Groep’s base case to achieve the Separation Plan is through an initial public offering of ING U.S. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of ING U.S. stock, or, possibly, through one or more privately negotiated sales of the stock. (While the Separation Plan is the base case, it is possible that the Separation Plan may be achieved by means of a sale to a single buyer or group of buyers.)

Each of the Funds included in this report: Diversified Emerging Markets Debt Fund, ING Diversified International Fund, ING Global Bond Fund, Global Perspectives Fund, ING International Small Cap Fund, ING International Value Choice Fund, ING International Value Equity Fund, ING International Value Fund, and ING Russia Fund (collectively, the “Funds”) are subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event.

As described above, the Separation Plan contemplates one or more transactions, commencing with the IPO, that are expected to result ultimately in a direct or indirect “Change of Control Event” for the Adviser and Sub-Advisers, which in turn would result in the automatic termination of the current advisory agreements and current sub-advisory agreements (collectively, “the Current Agreements”). The decisions by the Board, including a majority of the Independent Trustees, to approve proposed advisory agreements and proposed sub-advisory agreements for the Funds (collectively, the “Proposed Agreements”) were based on a determination by the Board that it would be in the best interests of the shareholders of the Funds for the Adviser and Sub-Advisers to continue providing investment advisory, sub-advisory, and related services for the Funds, without interruption, as consummation of the Separation Plan proceeds.

The Board was aware that the IPO may not result immediately in a Change of Control Event, but also recognized that the Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board concluded that approval by shareholders at this time of both the Proposed Agreements and future agreements that may become effective upon certain Change of Control Events in the future will permit the Funds to benefit from the continuation of services by the Adviser, Sub-Advisers and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser is seeking to obtain regulatory assurances that the staff of the SEC would not object to approval of future agreements by shareholders at this time.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Prior to its approval of the Proposed Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Advisers under the Current Agreements and to be provided under the Proposed Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Current Agreements, which were most recently approved for continuation at an in-person meeting of the Board held on November 29, 2012, with the exception of Diversified Emerging Markets Debt Fund and Global Perspectives Fund. The Current Agreements for Diversified Emerging Markets Debt Fund and Global Perspectives Fund were initially approved at in-person meetings of the Board held on September 6, 2012 and March 7, 2013, respectively. During the review process that led to its approval of the Current Agreements on November 29, 2012, and on September 6, 2012 for Diversified Emerging Markets Debt Fund, the Board was aware that it likely would be asked in the very near future to consider approval of the Proposed Agreements. Board approval of the Current Agreements and Proposed Agreements for Global Perspectives Fund occurred concurrently on March 7, 2013.

On September 6, 2012, November 29, 2012, and March 7, 2013, as applicable, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, that the approval of the Current Agreements was in the best interests of the Funds and their shareholders and that the fee rates set forth in the Current Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Current Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Current Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, ING-affiliated Sub-Advisers and their affiliates with respect to their services to the Funds. A further description of the process followed by the Board in approving the continuation of the Current Agreements on November 29, 2012, with the exception of Diversified Emerging Markets Debt Fund and Global Perspectives Fund, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled “BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS.” A further description of the process followed by the Board with respect to its initial approval of the Current Agreements for Diversified Emerging Markets Debt Fund on September 6, 2012 and for Global Perspectives Fund on March 7, 2013, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled “BOARD CONSIDERATION AND APPROVAL OF NEW INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS.”

The Board considered the approval of the Proposed Agreements at meetings held on the following dates: (1) on January 10, 2013 for the Advisory Contracts and Sub-Advisory Contracts with the Adviser’s affiliates, other than the Contracts for Global Perspectives Fund; and (2) on March 7, 2013 for Sub-Advisory Contracts with third parties that are not affiliated with the Adviser (the “Non-Affiliated Sub-Advisory Contracts”) and for the Advisory and Sub-Advisory Contracts for Global Perspectives Fund. Therefore, in connection with its approval of the Proposed Agreements, on January 10, 2013 and, on March 7, 2013, as applicable, the Board considered its conclusions in connection with its September 6, 2012, November 29, 2012, and March 7, 2013 approvals, as applicable, of those Current Agreements that were in effect on those respective dates, or proposed to become effective in the near future in the case of Diversified Emerging Markets Debt Fund and Global Perspectives Fund, including the Board’s general satisfaction with the nature, extent and quality of services being provided or to be provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided or to be provided. Also in connection with its January 10, 2013 approvals, and March 7, 2013 approvals with respect to the contracts for Global Perspectives Fund and the Non-Affiliated Sub-Advisory Contracts, of the Proposed Agreements, the Board considered a representation made to it on those dates, as applicable, by the Adviser’s president that there were no additional developments not already disclosed to the Board since November 29, 2012, or since September 6, 2013 with respect to Diversified Emerging Markets Debt Fund, or on March 7, 2013 with respect to the contracts for Global Perspectives Fund and the Non-Affiliated Sub-Advisory Contracts, that would be a material consideration to the Board in connection with its consideration of the Proposed Agreements.

As a result, in addition to the information identified above, in considering the Proposed Agreements, the Board focused its review on, and requested and evaluated other information relating to, the potential

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

impact of implementing the Separation Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser and its affiliates that render investment sub-advisory, administrative, distribution, compliance and other services to the Funds. When making its decisions on January 10, 2013, and on March 7, 2013, the Board took into account that, commencing in early 2011, it had posed ongoing inquiries to, and received regular updates from, management relating to the Separation Plan.

Between November 2012 and January 2013 or March 2013, as applicable, and between September 2012 and January 2013 with respect to Diversified Emerging Markets Debt Fund, the Board and its committees accelerated their due diligence processes by engaging in an extensive review and analysis of additional information regarding the proposed IPO and related matters. The Board conducted a similar analysis in March 2013 for Global Perspectives Fund. This analysis focused on, among other matters, the expectations for continuity and stability of ING U.S. throughout implementation of the Separation Plan and thereafter. In this connection, the Board considered that the Separation Plan is being implemented as a result of legal and regulatory commitments by ING Groep, that the Board generally has been satisfied with the nature, extent and quality of the services provided to the Funds, including investment advisory, administrative and support services, and that it would be in the Funds’ best interests to maintain continuity and stability of the services currently being provided. The Board carefully considered ING U.S.’s anticipated future plans related to capitalization, operational matters, and the retention of current levels of staffing and related compensation structures, as well as the desires of its senior executives and key employees and the importance of the investment management operations within the ING U.S. business structure going forward.

Among other steps in its nearly two-year due diligence process, which accelerated upon ING U.S.’s Form S-1 filing, the following actions were taken and considered by or on behalf of the Board:

1.	The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties from K&L Gates, legal counsel for such Board members, which law firm has extensive experience regarding such matters.

2.	The Independent Trustees established an Ad Hoc IPO Transaction Committee (the “IPO Committee”), consisting exclusively of Independent Trustees, to help oversee, coordinate, and perform portions of the Board’s due diligence activities. In this connection, the IPO Committee considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with Change of Control events.

3.	The Independent Trustees, with assistance from K&L Gates, prepared written inquiries to the Adviser and its affiliates regarding the IPO, including details regarding ING U.S.’s anticipated business plan for continuing operations after the IPO and potential Change of Control Events.

4.	The Board received and evaluated written responses from the Adviser and its affiliates pursuant to inquiries made on the Board’s behalf. These evaluations were conducted through a series of separate meetings by the Board’s Audit Committee, Compliance Committee, Contracts Committee, Domestic Equity Funds Investment Review Committee, International/Balanced/Fixed Income Funds Investment Review Committee, Nominating and Governance Committee, and IPO Committee (collectively, the “Committees”), and by the Independent Trustees (which, at times, included one or both Board members who are not Independent Trustees). With respect to services to be rendered to the Funds by ING U.S. during implementation of the Separation Plan, each Committee evaluated matters relating to those services typically overseen by such Committee (and, in the case of the IPO Committee, relevant matters not otherwise assigned to a standing Committee). Future references herein to actions taken by the Board or the Independent Trustees may include, in some instances, actions taken by one or more of the Committees.

5.	The Board requested and participated in a series of in-person and/or telephonic meetings involving presentations from senior management personnel at ING U.S. (including its Chief Executive Officer, Chief Operating Officer, Chief Risk Officer, Head of Corporate Development, Head of Proprietary Investments, and the heads of each proposed primary operating unit of ING U.S.), as well as from senior management of the Adviser and its affiliates, including senior human resources personnel, senior investment personnel, and senior compliance personnel at the Sub-Adviser. The Board also requested and had such meetings with the Funds’ Chief Compliance Officer and Chief Investment Risk Officer who, as a matter of course, report directly to the Board or its Committees.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

6.	The Board received and reviewed the preliminary Form S-1 that contained extensive information relating to, among other matters, ING U.S.’s anticipated business plans and financial structure. In this connection, the Board considered, among other matters: the anticipated arrangements between ING Groep and ING U.S. over the course of the Separation Plan; the anticipated use of potential proceeds of the capital that would be raised through the Form S-1 offering (including that portion of potential proceeds that may be retained by ING Groep and that portion that may be dedicated to the capitalization and operations of ING U.S., including its asset management operations); the potential short-term and long-term financial consequences to ING U.S. of the closed book of variable annuity business that would be maintained by ING U.S.-affiliated insurance companies; and other information provided by the Adviser and its affiliates.

7.	K&L Gates retained Grail Partners LLC (“Grail”), an independent investment banking firm with extensive experience relating to business operations such as those to be conducted by ING U.S., in order to help K&L Gates evaluate and advise the Board with respect to, among other matters, details of ING U.S.’s anticipated business plan and financial capitalization as set forth in its Form S-1 and related information provided by the Adviser and its affiliates, including the potential implications to the Adviser and its non-insurance affiliates of insurance regulations and related capitalization matters. The Independent Trustees or IPO Committee members attended certain in-person and telephone conference call meetings at which Grail rendered advice to K&L Gates regarding these matters and responded to questions.

8.	The Independent Trustees, the Board, and many of its Committees held in-person meetings on November 27, 28, and 29, 2012 during which, among other actions, they evaluated the responsive due diligence information provided to date by the Adviser and its affiliates, and considered input from K&L Gates, Grail, and others regarding the Form S-1. At the conclusion of these meetings, the Independent Trustees and the Committees posed to the Adviser and its affiliates a series of follow-up information requests.

9.	Among the follow-up actions arising from the November 27, 28, and 29 meetings, the Independent Trustees requested and received written assurances that the Adviser and its affiliates: are committed to maintaining appropriate levels of overall staffing, ongoing resources and service quality; and throughout the time period during which the Separation Plan is implemented, will notify and consult with the Board in advance if management proposes to take certain actions with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep as contemplated by the Separation Plan will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Funds. The Board also considered that the importance of the asset management operations to the overall success of ING U.S., as described by the Form S-1 and during presentations by senior ING U.S. management personnel, could provide a strong incentive to ING U.S. to provide appropriate resource allocations to support those asset management operations.

10.	The Board considered representations by the Adviser and its affiliates that approval of the Proposed Agreements would be necessary for the Funds to continue receiving investment management services from the Adviser and Sub-Adviser following the Change of Control Events contemplated by the Separation Plan.

11.	The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the Proposed Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Funds than, the terms of the corresponding Current Agreements.

12.	The Board considered that, to the extent that the Proposed Agreements do have changes, those changes are designed to benefit shareholders and/or to provide management, subject to Board supervision, with greater flexibility to manage the Funds in a manner consistent with stated investment objectives. In this connection, the Board considered, among other matters, the Adviser’s representation that no material changes would be made to the Proposed Agreements, as compared to the Current Agreements, with respect to the material contractual terms that were previously negotiated under which the Funds and their Adviser and Sub-Adviser currently operate,

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

including contractual provisions relating to fees and expenses.

13.	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of the same nature, extent and quality under the Proposed Agreements as are provided thereby under the Current Agreements; and (b) the Separation Plan is not expected to result in any changes to: (i) the management of the Funds, including the continuity of the Funds’ portfolio managers and other personnel responsible for the management operations of the Funds; or (ii) the investment objective of or the principal investment strategies used to manage any of the Funds.

14.	The Board considered the steps by the Adviser and its affiliates that have been taken and are planned to be taken to retain the employment of key personnel, including incentive compensation plan arrangements, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation Plan to create and grow an investment management operation that is independent from other ING Groep banking and insurance operations that will not be part of ING U.S.

15.	The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the Proposed Agreements.

16.	The Board considered ING U.S.’s preliminary “branding” plans regarding the future name of its asset management operations, as well as its anticipated ability to continue to use the “ING” brand name for such operations for a period of time following the IPO.

17.	The Board considered the advice provided by Dechert LLP, legal counsel to the Funds and the Adviser, with respect to the Proposed Agreements (including advice relating to the process and timing of seeking shareholder approval of the Proposed Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation Plan following the IPO) and regarding the Board’s role and responsibilities with respect to ING Groep’s restructuring.

18.	The Board considered the legal obligation of ING Groep under the Separation Plan to divest its ownership interest in ING U.S., as well as certain potential advantages and disadvantages to shareholders of the Funds of this divestiture, and certain potential advantages and disadvantages of alternative divestiture actions that ING Groep might be forced to take if the Proposed Agreements are not approved by the Board or by shareholders of the Funds.

19.	The Board considered peer group and benchmark investment performance comparison data relating to the Funds that was more current than related comparison data considered by it in connection with the September 6, 2012, November 29, 2012, and March 7, 2013, as applicable, approvals of the Current Agreements.

20.	The Board considered actions taken by the Adviser subsequent to the September 6, 2012 and November 29, 2012, as applicable, approvals of the Current Agreements with respect to certain ING Funds in response to requests made by the Board in connection with those approvals.

21.	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the Proposed Agreements.

22.	The Board considered that, if shareholders approve the Proposed Agreements, the Board currently expects to continue to conduct an annual contracts review process consistent with the process it would have conducted had the Current Agreements continued in effect and not been replaced by the Proposed Agreements, notwithstanding the two-year initial term set forth in the Proposed Agreements. For example, if the Proposed Agreements are approved by shareholders in 2013, the Board would not legally be required to review or renew those contracts until 2015. However, the Board currently intends to conduct annual reviews of such contracts in 2013 and 2014, and ING has consented to this process. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Funds. In addition, the Board considered that, under the Proposed Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the Proposed Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at meetings of the Board held on

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

January 10, 2013 and on March 7, 2013, the Board, including a majority of the Independent Trustees, voted to approve the Proposed Agreements and, as applicable, to recommend approval of the Proposed Agreements by shareholders of the Funds. In this connection, the Board concluded that, in light of all factors considered, the terms of the Proposed Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of the Funds to approve the Proposed Agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the Current Agreements. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the Proposed Agreements and to recommend approval of the Proposed Agreements to shareholders.

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Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

SAR-UINTDIF     (0413-062113)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Summary schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ING INTERNATIONAL VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.6%
		Australia: 1.4%
144,768		Australia & New Zealand Banking Group Ltd.	$4,784,176	1.4

		Belgium: 1.4%
117,589		KBC Groep NV	4,602,546	1.4

		Canada: 0.3%
58,900		Barrick Gold Corp.	1,160,919	0.3
		Denmark: 1.3%
232,320	@	Danske Bank A/S	4,399,403	1.3

		Finland: 0.8%
152,754		Fortum OYJ	2,839,313	0.8

		France: 12.0%
17,876		Air Liquide	2,264,822	0.7
249,803		AXA S.A.	4,677,968	1.4
48,059		BNP Paribas	2,679,670	0.8
145,699		Carrefour S.A.	4,327,135	1.3
19,422		PPR	4,278,102	1.2
48,993		Renault S.A.	3,381,245	1.0
61,212		Sanofi	6,617,974	1.9
108,758	@	Societe Generale	3,950,852	1.1
231,830		Suez Environnement S.A.	3,327,037	1.0
22,934		Technip S.A.	2,459,909	0.7
61,118		Total S.A.	3,076,502	0.9
			41,041,216	12.0

		Germany: 6.9%
34,432		BASF AG	3,223,269	0.9
50,948		Bayer AG	5,326,436	1.5
28,595		Bayerische Motoren Werke AG	2,644,184	0.8
226,263		Deutsche Post AG	5,378,487	1.6
68,075		Siemens AG	7,112,955	2.1
			23,685,331	6.9

		Hong Kong: 4.1%
676,000		AIA Group Ltd.	3,007,159	0.9
6,582,000	@, X	Chaoda Modern Agriculture Holdings Ltd.	306,063	0.1
696,400	@	Esprit Holdings Ltd.	979,378	0.3
272,500		Power Assets Holdings Ltd.	2,664,727	0.8
530,000		Wharf Holdings Ltd.	4,734,014	1.4
625,500		Yue Yuen Industrial Holdings	2,167,768	0.6
			13,859,109	4.1

		Italy: 4.3%
779,767		Enel S.p.A.	3,015,657	0.9
200,077		ENI S.p.A.	4,775,120	1.4
326,759		Fiat Industrial SpA	3,689,860	1.1
3,675,499		Telecom Italia S.p.A.	3,121,974	0.9
			14,602,611	4.3

		Japan: 21.3%
351,000		Ajinomoto Co., Inc.	4,817,268	1.4
110,800		Asahi Group Holdings, Ltd.	2,755,327	0.8
61,500		Canon, Inc.	2,211,818	0.6
351,048		Dynam Japan Holdings Co. Ltd.	601,655	0.2
45,800		East Japan Railway Co.	3,866,288	1.1
749,888		Hitachi Ltd.	4,792,418	1.4
170,700		Hoya Corp.	3,420,205	1.0
107,000		Japan Tobacco, Inc.	4,044,733	1.2
130,900		Komatsu Ltd.	3,586,394	1.0
151,100		Mitsubishi Corp.	2,720,142	0.8
140,000		Mitsubishi Estate Co., Ltd.	4,559,958	1.3
226,200		Nissan Motor Co., Ltd.	2,359,788	0.7
363,400		Nomura Holdings, Inc.	2,969,961	0.9
168,500		Omron Corp.	5,322,896	1.6
165,400		Sumitomo Mitsui Financial Group, Inc.	7,818,021	2.3
55,000		Sumitomo Realty & Development Co., Ltd.	2,599,374	0.8
177,900		Tokio Marine Holdings, Inc.	5,653,605	1.7
79,900		Tokyo Electron Ltd.	4,089,617	1.2
77,800		Toyota Motor Corp.	4,515,345	1.3
			72,704,813	21.3

		Luxembourg: 0.3%
94,000		ArcelorMittal	1,174,060	0.3

		Netherlands: 8.4%
639,109		Aegon NV	4,269,088	1.3
57,023		European Aeronautic Defence and Space Co. NV	3,012,621	0.9
49,727		Koninklijke DSM NV	3,205,189	0.9
167,822		Koninklijke Philips Electronics NV	4,644,987	1.4
195,323		Reed Elsevier NV	3,170,255	0.9
303,835		Royal Dutch Shell PLC — Class A	10,344,146	3.0
			28,646,286	8.4

		New Zealand: 1.1%
1,623,436		Telecom Corp. of New Zealand Ltd.	3,625,143	1.1

		Norway: 2.1%
221,917	@	DnB NOR ASA	3,634,006	1.1
138,880		Statoil ASA	3,399,973	1.0
			7,033,979	2.1

		Singapore: 1.2%
1,278,100		Singapore Telecommunications Ltd.	4,082,640	1.2

		Spain: 2.9%
2,894,975	@	Banco Popular Espanol S.A.	2,254,022	0.7
411,477		Banco Bilbao Vizcaya Argentaria S.A.	4,005,551	1.2
169,228		Gas Natural SDG S.A.	3,543,578	1.0
			9,803,151	2.9

ING INTERNATIONAL VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
		Sweden: 1.8%
295,500		Telefonaktiebolaget LM Ericsson	$3,674,948	1.1
217,174		Nordea Bank AB	2,613,261	0.7
			6,288,209	1.8

		Switzerland: 8.9%
147,982		Credit Suisse Group	4,109,622	1.2
93,663		Nestle S.A.	6,679,343	1.9
122,691		Novartis AG	9,082,518	2.7
42,287		Roche Holding AG — Genusschein	10,586,154	3.1
			30,457,637	8.9

		United Kingdom: 14.7%
1,436,444		Barclays PLC	6,410,101	1.9
192,885		BHP Billiton PLC	5,426,393	1.6
71,600		BP PLC ADR	3,121,760	0.9
179,421		GlaxoSmithKline PLC	4,629,329	1.4
387,745		HSBC Holdings PLC	4,246,579	1.2
76,346		Imperial Tobacco Group PLC	2,729,818	0.8
348,245		Rexam PLC	2,796,218	0.8
88,506		Rio Tinto PLC	4,064,203	1.2
837,889		Tesco PLC	4,765,900	1.4
2,766,511		Vodafone Group PLC	8,441,445	2.5
212,477		WPP PLC	3,512,740	1.0
			50,144,486	14.7

		United States: 2.4%
87,600		Coca-Cola Enterprises, Inc.	3,208,788	0.9
70,600	@	Noble Corp.	2,647,500	0.8
75,000	@	Rowan Companies PLC	2,439,750	0.7

			8,296,038	2.4

		Total Common Stock
		(Cost $286,666,054)	333,231,066	97.6

SHORT-TERM INVESTMENTS: 0.4%
		Mutual Funds: 0.4%
1,498,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $1,498,000)	1,498,000	0.4

		Total Short-Term Investments
		(Cost $1,498,000)	1,498,000	0.4

		Total Investments in Securities (Cost $288,164,054)	$334,729,066	98.0
		Assets in Excess of Other Liabilities	6,660,586	2.0
		Net Assets	$341,389,652	100.0

@	Non-income producing security
ADR	American Depositary Receipt
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Cost for federal income tax purposes is $296,295,264.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$52,622,864
Gross Unrealized Depreciation	(14,189,062)
Net Unrealized Appreciation	$38,433,802

Sector Diversification	Percentage of Net Assets
Financials	26.0%
Health Care	10.6
Industrials	10.0
Consumer Staples	9.8
Energy	9.4
Consumer Discretionary	8.0
Information Technology	6.9
Materials	6.7
Telecommunication Services	5.7
Utilities	4.5
Short-Term Investments	0.4
Assets in Excess of Other Liabilities	2.0
Net Assets	100.0%

ING INTERNATIONAL VALUE FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at April 30, 2013
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$4,784,176	$—	$4,784,176
Belgium	—	4,602,546	—	4,602,546
Canada	1,160,919	—	—	1,160,919
Denmark	—	4,399,403	—	4,399,403
Finland	—	2,839,313	—	2,839,313
France	—	41,041,216	—	41,041,216
Germany	—	23,685,331	—	23,685,331
Hong Kong	—	13,553,046	306,063	13,859,109
Italy	—	14,602,611	—	14,602,611
Japan	601,655	72,103,158	—	72,704,813
Luxembourg	1,174,060	—	—	1,174,060
Netherlands	—	28,646,286	—	28,646,286
New Zealand	—	3,625,143	—	3,625,143
Norway	—	7,033,979	—	7,033,979
Singapore	—	4,082,640	—	4,082,640
Spain	2,254,022	7,549,129	—	9,803,151
Sweden	—	6,288,209	—	6,288,209
Switzerland	—	30,457,637	—	30,457,637
United Kingdom	3,121,760	47,022,726	—	50,144,486
United States	8,296,038	—	—	8,296,038
Total Common Stock	16,608,454	316,316,549	306,063	333,231,066
Short-Term Investments	1,498,000	—	—	1,498,000
Total Investments, at fair value	$18,106,454	$316,316,549	$306,063	$334,729,066

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Mayflower Trust

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	July 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	July 2, 2013

By	/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer

Date:	July 2, 2013